UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 2)
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Preliminary Proxy Statement

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Soliciting Material under §240.14a-12

VERSO CORPORATION

(Name of Registrant as Specified In Its Charter)
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Preliminary Proxy Statement — Subject to Completion, Dated December 16, 2019.
Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243 www.versoco.com
NOTICE OF
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 21, 2020
To Our Stockholders:
The 2019 Annual Meeting of Stockholders of Verso Corporation will be held at JW Marriott Essex House, located at 160 Central Park South, New York, New York, 10019, on January 21, 2020, beginning at 10:00 a.m. (Eastern Time), for the following purposes:
1.
to elect seven directors for a term expiring at our 2020 Annual Meeting of Stockholders and to remain in office until their respective successors are elected and qualified — the Board of Directors’ nominees are Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor;

2.
to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to (a) change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Certificate of Incorporation to a majority vote requirement;

3.
to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4.
to ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

5.
to approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached to the accompanying Proxy Statement as Appendix C;

6.
to vote, on an advisory basis, on a majority vote requirement for elections of directors; and

7.
if properly presented at the meeting by Lapetus Capital II LLC and certain of its affiliates, our stockholders will vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

You should have also received a WHITE proxy card and postage-paid return envelope. WHITE proxy cards are being solicited on behalf of our board of directors.
YOUR VOTE WILL BE ESPECIALLY IMPORTANT AT THE MEETING. PLEASE NOTE THAT LAPETUS CAPITAL II LLC, AND CERTAIN OF ITS AFFILIATES (TOGETHER, “LAPETUS”) HAS NOMINATED A SLATE OF THREE NOMINEES FOR ELECTION AS DIRECTORS AT THE MEETING IN OPPOSITION TO THREE OF THE NOMINEES RECOMMENDED BY OUR BOARD OF DIRECTORS AND TO PRESENT A PROPOSAL TO REPEAL ANY PROVISION IN THE AMENDED AND RESTATED BYLAWS OF VERSO ADOPTED AFTER JUNE 26, 2019. YOU MAY RECEIVE SOLICITATION MATERIALS FROM LAPETUS, INCLUDING A PROXY STATEMENT AND PROXY CARD. THE COMPANY IS NOT

RESPONSIBLE FOR THE ACCURACY OF ANY INFORMATION PROVIDED BY OR RELATING TO LAPETUS, ITS PROPOSAL OR ITS NOMINEES CONTAINED IN SOLICITATION MATERIALS FILED OR DISSEMINATED BY OR ON BEHALF OF LAPETUS OR ANY OTHER STATEMENTS THAT LAPETUS MAY MAKE.
AFTER DUE CONSIDERATION, THE BOARD OF DIRECTORS DOES NOT ENDORSE ANY LAPETUS NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS AND AGAINST LAPETUS’S PROPOSAL NOTED ABOVE. THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY LAPETUS. IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD SENT TO YOU BY LAPETUS, YOU CAN REVOKE THAT PROXY AND VOTE FOR OUR BOARD OF DIRECTORS’ NOMINEES AND ON THE OTHER MATTERS TO BE VOTED ON AT THE MEETING BY USING THE ENCLOSED WHITE PROXY CARD.
FURTHERMORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2(a), “FOR” PROPOSAL 2(b), “FOR” PROPOSAL 2(c), “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5 AND “AGAINST” PROPOSAL 7. THE BOARD OF DIRECTORS DOES NOT SUBMIT A RECOMMENDATION RELATED TO PROPOSAL 6.
Stockholders also will transact any other business that properly comes before the meeting.
The holders of Verso’s Class A common stock and Class B common stock of record at the close of business on December 16, 2019, the record date for the meeting, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on the record date at the meeting and any postponement or adjournment thereof. A list of the stockholders as of the record date will be available for inspection by any stockholder at Verso’s offices located at 8540 Gander Creek Drive, Miamisburg, Ohio, for any purpose germane to the meeting during ordinary business hours beginning on January 10, 2020. The list will also be available for inspection by any stockholder at the meeting on January 21, 2020.
If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares with the WHITE proxy card.
Holders of shares as of the close of business on December 16, 2019, the record date for the meeting, are urged to submit a WHITE proxy card, even if your shares were sold after such date. YOUR VOTE IS IMPORTANT. YOU MAY VOTE YOUR SHARES BY PROXY OR IN PERSON. WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.
By order of the Board of Directors, St. John Daugherty Secretary
December , 2019

VERSO CORPORATION

Page
INFORMATION ABOUT THE MEETING	3
What is the purpose of the meeting?	3
Will any other business be conducted at the meeting?	3
Have other candidates been nominated for election as directors at the 2019 Annual Meeting of Stockholders in opposition to any of the board’s nominees?	3
What does it mean if I receive more than one proxy card?	3
How does the board of directors recommend that I vote on these proposals?	4
Who is entitled to vote?	4
How many shares must be present to conduct business at the meeting?	5
What happens if a quorum is not present at the meeting?	5
What vote is required to approve each of the proposals?	5
When will I be asked to vote on the proposed sale of two mills announced by Verso in November 2019?	7
How are votes counted at the meeting?	7
How may I vote my shares?	7
How do I vote my shares by proxy?	7
What should I do if I receive a blue proxy card from Lapetus?	8
How do I vote my shares in person?	8
What is the deadline to ensure my shares are voted if I do not attend the meeting?	8
If I return my WHITE proxy card without specifying voting instructions on it, will my shares be voted?	9
What are broker non-votes and how do they affect voting?	9
How do I change my vote or revoke my proxy?	9
Who will count the votes?	9
Who pays for the proxy solicitation and how will Verso solicit votes?	9
Where can I find the results of the stockholder votes at the meeting?	10
How can I obtain a copy of the Company’s 2018 Annual Report?	10
BACKGROUND OF THE SOLICITATION	11
PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL	18
Proposal 1 — Election of Directors	18
Director Nominees	18
Proposal 2(a), Proposal 2(b) and Proposal 2(c) — Approval of Amendments to Verso’s Amended and Restated Certificate of Incorporation to Change the Supermajority Vote Requirements to Majority Vote Requirements for (a) Stockholders to Remove Directors, (b) Stockholders to Amend our Bylaws and (c) Stockholders to Amend Certain Provisions of our Certificate of Incorporation	21
Proposal 2(a) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Remove Directors to a Majority Vote Requirement	23
Proposal 2(b) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend our Bylaws to a Majority Vote Requirement	24
Proposal 2(c) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate of Incorporation to a Majority Vote Requirement	24
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Preliminary Proxy Statement — Subject to Completion, Dated December 16, 2019.
Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243 www.versoco.com
PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 21, 2020
We are furnishing this Proxy Statement in connection with the solicitation of proxies by Verso Corporation on behalf of our board of directors for use at the 2019 Annual Meeting of Stockholders and any postponement or adjournment of the meeting. The meeting will be held at JW Marriott Essex House, located at 160 Central Park South, New York, New York, 10019, on January 21, 2020, beginning at 10:00 a.m. (Eastern Time), for the following purposes:
1.
to elect seven directors for a term expiring at our 2020 Annual Meeting of Stockholders and to remain in office until their respective successors are elected and qualified — the Board of Directors’ nominees are Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor;

2.
to approve three amendments to Verso’s Amended and Restated Certificate of Incorporation to (a) change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Certificate of Incorporation to a majority vote requirement;

3.
to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4.
to ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

5.
to approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached to this Proxy Statement as Appendix C;

6.
to vote, on an advisory basis, on a majority vote requirement for elections of directors; and

7.
if properly presented at the meeting by Lapetus Capital II LLC and certain of its affiliates, our stockholders will vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST WE EXPECT WILL BE CONDUCTED BY LAPETUS.
YOU MAY RECEIVE SOLICITATION MATERIALS FROM A DISSIDENT STOCKHOLDER, LAPETUS CAPITAL II LLC AND CERTAIN OF THEIR AFFILIATES (TOGETHER, “LAPETUS”), SEEKING YOUR PROXY TO VOTE FOR SEAN T. ERWIN, JEFFREY E. KIRT AND TIMOTHY LOWE TO BECOME MEMBERS OF THE BOARD OF DIRECTORS AND FOR A PROPOSAL TO REPEAL ANY BYLAWS ADOPTED AFTER JUNE 26, 2019. AFTER DUE CONSIDERATION, OUR BOARD OF DIRECTORS DOES NOT ENDORSE THE LAPETUS NOMINEES AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY LAPETUS. IF YOU HAVE

PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY LAPETUS, YOU CAN REVOKE IT BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD.
FURTHERMORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2(a), “FOR” PROPOSAL 2(b), “FOR” PROPOSAL 2(c), “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5 AND “AGAINST” PROPOSAL 7. THE BOARD OF DIRECTORS DOES NOT SUBMIT A RECOMMENDATION RELATED TO PROPOSAL 6.
The proposals are set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders and are described in this Proxy Statement. Stockholders also will transact any other business, not known or determined as of the date of this Proxy Statement, that properly comes before the meeting. The board of directors knows of no such other business to be presented as of the date of this Proxy Statement.
When you submit your WHITE proxy card, you will authorize the proxy holders — Adam St. John, our Chief Executive Officer, Allen J. Campbell, our Senior Vice President and Chief Financial Officer and St. John Daugherty, our Secretary — to represent you and vote your shares of common stock on these proposals at the meeting in accordance with your instructions. By submitting your WHITE proxy card, you also authorize them to exercise discretionary authority to vote your shares on any other business that properly comes before the meeting, to vote your shares to adjourn the meeting from time to time, and to vote your shares at any postponement or adjournment of the meeting. If a nominee were to become unable for any reason or unwilling for good cause to serve as a director at the time of the meeting, the board of directors might designate a substitute nominee, in which case the persons named as proxies will exercise their discretionary authority to vote for the substitute nominee, or the board of directors may choose to reduce the size of the board of directors to remove the resulting vacancy.
We have included with this Proxy Statement a copy of our 2018 Annual Report on Form 10-K, as amended for the year ended December 31, 2018. The 2018 Annual Report also is available on Verso’s website at www.versoco.com on the “Investors” page. The 2018 Annual Report and the information on our website are not a part of this Proxy Statement.
In this Proxy Statement, Verso Corporation is referred to interchangeably as the “Company,” “Verso,” “we,” “our” and “us.”
This Proxy Statement and the accompanying materials are first being sent or given to our stockholders on or about December   , 2019.
Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held on January 21, 2020: This Proxy Statement, a form of proxy, and our 2018 Annual Report are available for viewing and printing at the following website: www.stockholderdocs.com/VRS.
YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST WE EXPECT WILL BE CONDUCTED BY LAPETUS. YOU MAY VOTE YOUR SHARES BY PROXY OR IN PERSON. WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

INFORMATION ABOUT THE MEETING
What is the purpose of the meeting?
At the meeting, Verso’s stockholders will vote on proposals to:
1.
elect seven directors for a term expiring at our 2020 Annual Meeting of Stockholders and to remain in office until their respective successors are elected and qualified — the Board of Directors’ nominees are Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor;

2.
(a) approve amendments to the Amended and Restated Certificate of Incorporation of Verso to change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement, (b) approve amendments to the Amended and Restated Certificate of Incorporation of Verso to change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement and (c) approve amendments to the Amended and Restated Certificate of Incorporation of Verso to change the supermajority vote requirement for stockholders to amend certain provisions of Verso’s Certificate of Incorporation to a majority vote requirement;

3.
approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4.
ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

5.
approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached hereto as Appendix C;

6.
vote, on an advisory basis, on a majority vote requirement for elections of directors; and

7.
if properly presented at the meeting by Lapetus, vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

Will any other business be conducted at the meeting?
As of the date of this Proxy Statement, the board of directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. However, if any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.
Have other candidates been nominated for election as directors at the 2019 Annual Meeting of Stockholders in opposition to any of the board’s nominees?
Lapetus, a stockholder of the Company, has nominated three nominees for election to the board of directors at the Annual Meeting, in opposition to three of the nominees recommended by our board of directors. The board of directors does not endorse any Lapetus nominees and unanimously recommends that you vote FOR the election of each of the nominees proposed by the board of directors of Verso by using the WHITE proxy card accompanying this Proxy Statement. The board of directors strongly urges you not to sign or return any proxy card sent to you by Lapetus, even as a protest vote against the Lapetus nominees, as only your latest dated proxy card will be counted and thus returning a proxy card sent to you by Lapetus will revoke any proxy card that you may have returned previously voting for the nominees recommended by our board of directors.
What does it mean if I receive more than one proxy card?
Lapetus has nominated three director nominees for election at the annual meeting in opposition to three of the nominees recommended by the board of directors. Verso has provided you with the enclosed WHITE proxy card. If Lapetus proceeds with its director nominations, you will likely also receive a proxy card notice from Lapetus. You may receive multiple mailings from Lapetus, and you will likely receive multiple mailings from Verso prior to the date of the Annual Meeting, so that our stockholders have our latest proxy information and materials to vote. We anticipate that we will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. Only the latest validly executed proxy you submit will be counted. If you wish to vote as recommended by our board of directors, you should submit only the WHITE proxy cards. Please see “What should I do if I receive a proxy card from Lapetus?” below for more information.
The board of directors strongly urges you not to sign or return any proxy card sent to you by Lapetus. If you have already submitted a proxy card that you have received from Lapetus, you may revoke such proxy and vote for the board’s nominees by following the instructions under “How do I change my vote or revoke my proxy?”.
How does the board of directors recommend that I vote on these proposals?
The board of directors recommends that you vote your shares:
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Proposal 1 — “FOR” each of the nominees recommended by the board of directors: our board of directors recommends that you simply DISREGARD any proxy card that may be sent to you by Lapetus and only vote using the enclosed WHITE proxy card. Voting to WITHHOLD, or voting AGAINST, with respect to Lapetus’s nominee on its proxy card is NOT the same as voting FOR our board’s director nominees because a vote against Lapetus’s nominee on its proxy card will revoke any previous proxy submitted by you, including any vote you may have made for our board’s nominees;

•
Proposal 2(a) — “FOR” approval of the proposal to amend Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement;

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Proposal 2(b) — “FOR” approval of the proposal to amend Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend Verso’s Bylaws to a majority vote requirement;

•
Proposal 2(c) — “FOR” approval of the proposal to amend Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend certain provisions of the Certificate of Incorporation to a majority vote requirement;

•
Proposal 3 — “FOR” approval, on an advisory basis, of the compensation of Verso’s named executive officers;

•
Proposal 4 — “FOR” ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020;

•
Proposal 5 — “FOR” approval, on an advisory basis, of the Stockholder Rights Plan attached to this Proxy Statement as Appendix C; and

•
Proposal 7 — “AGAINST” the stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019.

The board of directors does not submit a recommendation regarding Proposal 6 (advisory vote on a majority vote requirement for elections of directors).
The board of directors strongly urges you not to sign or return any proxy card sent to you by Lapetus. If you have already submitted a proxy card that you have received from Lapetus, you may revoke such proxy and vote for the board’s nominees by following the instructions under “How do I change my vote or revoke my proxy?”.
Who is entitled to vote?
The holders of record of Verso’s Class A common stock and Class B common stock at the close of business on December 16, 2019, the record date for the meeting, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on the record date at the meeting and any postponement or adjournment thereof. You are a stockholder of record if your shares of common stock are registered directly in your name with Computershare Inc., our registrar and transfer agent. If your shares are held by a broker, bank or other nominee, then you are not a stockholder of record, but instead you are the beneficial owner of shares held in “street name.” If you hold your shares in “street name,” the broker, bank or other nominee that holds your shares will provide you with information about how to instruct it to vote your shares held in street name at the annual meeting. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares using the WHITE proxy card.
Each outstanding share of Class A common stock and Class B common stock entitles its holder to one vote on each matter voted on at the meeting. For Proposal 1, the election of directors, this means each share of common stock entitles its holder to cast one vote in favor of up to seven nominees for director. The holders of shares of Class A common stock and Class B common stock will vote together as a single class on the proposals to be voted on at the meeting. At the close of business on December 16, 2019, there were 34,704,367 outstanding shares of Class A common stock and no outstanding shares of Class B common stock.
How many shares must be present to conduct business at the meeting?
A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of a majority in voting power of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. Abstentions will be included in the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.
What happens if a quorum is not present at the meeting?
If a quorum is not present at the scheduled time of the meeting, either the chairman of the meeting or the holders of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the meeting may adjourn the meeting to another place, date or time until a quorum is present. The date, time, place (if any) and means of remote communication (if any) of the adjourned meeting will be announced at the meeting when the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days from the date for which the meeting was originally called or unless after the adjournment a new record date is fixed for the adjourned meeting.
What vote is required to approve each of the proposals?
Proposal 1 — Election of Directors.   Our Amended and Restated Bylaws (“Bylaws”) provide for a plurality voting standard for the election of directors. Under this voting standard, the seven nominees receiving the highest number of affirmative votes cast at the meeting will be elected to serve as directors for a term expiring at our 2020 Annual Meeting of Stockholders and remaining in office until their respective successors are elected and qualified.
Proposals 2(a), 2(b) and 2(c) — Approval of Amendments to Verso’s Amended and Restated Certificate of Incorporation to change Supermajority Vote Requirements to Majority Vote Requirements for (a) Stockholders to Remove Directors; (b) Stockholders to Amend the Bylaws; and (c) Stockholders to Amend Certain Provisions of the Certificate of Incorporation.   Stockholders will vote on Proposals 2(a), 2(b) and 2(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Amended and Restated Certificate of Incorporation and the Bylaws will not change unless each of Proposals 2(a), 2(b) and 2(c) are approved. The affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the shares of common stock issued and outstanding on the record date and entitled to vote on these proposals is required to approve each of Proposals 2(a), 2(b) and 2(c). Abstentions will have the same effect as votes cast “AGAINST” the approval of these proposals. These amendments to Verso’s Amended and Restated Certificate of Incorporation, if approved, will not be effective until we file a certificate of amendment setting forth the amendments with the Secretary of State of Delaware following the 2019 Annual Meeting of Stockholders.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers.   The approval of the compensation of Verso’s named executive officers requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm.   The ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 5 — Advisory Vote on Adoption of Stockholder Rights Plan.   The approval of the adoption of the Stockholder Rights Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 6 — Advisory Vote on a Majority Vote Requirement for Elections of Directors.   The advisory vote on a majority vote requirement for elections of directors requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
Proposal 7 — Vote on Stockholder Proposal to Repeal Any Amendments to Verso’s Amended and Restated Bylaws Adopted After June 26, 2019.   The approval of the stockholder proposal to repeal any amendments to the Bylaws adopted after June 26, 2019 requires the affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding stock entitled to vote on the election of directors at the meeting. Abstentions will have the same effect as votes cast “AGAINST” the approval of this proposal.
It should be noted that Proposal 3 (advisory vote on compensation of named executive officers), Proposal 4 (ratification of appointment of independent registered public accounting firm), Proposal 5 (advisory vote on Adoption of Stockholder Rights Plan) and Proposal 6 (advisory vote on a majority vote requirement for elections of directors) are only advisory votes and are not binding on Verso.
If the advisory vote described in Proposal 6 is approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 6, then the board of directors shall, prior to Verso’s 2020 Annual Meeting of Stockholders, either adopt a policy or amend Section 2.7 of Verso’s Bylaws, which currently provides that “unless a different or minimum vote on a matter is provided by law, the Certificate, the Bylaws, the rules or regulations of any stock exchange applicable to the Company, or any regulation applicable to the Company or its securities, in which case such different or minimum vote shall be the applicable vote for such matter, directors are elected by vote of the holders of a plurality of the votes cast.” In making a determination as to the form and scope of a policy or amendment to Section 2.7 of the Bylaws relating to a majority vote requirement, the board of directors expects that it would take into account a variety of factors, including, without limitation, (i) the then composition of Verso’s stockholder base, (ii) the composition of Verso’s stockholder base that voted in favor of Proposal 6 (as well as whether such stockholders (x) make their own decisions relating to the election of directors or (y) delegate or adhere to the recommendations of outside proxy advisory services without independent consideration), (iii) the percentage of outstanding shares of Verso common stock, on a fully diluted basis, that was voted in favor of Proposal 6, (iv) the then composition of the board of directors, including diversity of experience, and (v) the status of Verso’s ongoing strategic review.
If Proposal 6 is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 6, then the board of directors does not intend or expect to consider whether to adopt a policy or amend Section 2.7 of the Bylaws so as to change the plurality vote requirement for director elections.
Regarding Proposal 5, stockholder approval or ratification of the Stockholder Rights Plan is not required by Verso’s Amended and Restated Certificate of Incorporation and the Bylaws, the agreement governing the Stockholder Rights Plan or applicable law. However, the board of directors has decided to request stockholder approval, on an advisory basis, of the Stockholder Rights Plan as Proposal 5 as a matter of sound corporate governance. If Proposal 5 is not approved by the vote of an affirmative majority of the vote, the board of directors, absent unforeseen circumstances, intends to terminate the Stockholder Rights Plan.
The board of directors will consider the outcome of the vote on each of these proposals in considering what action, if any, should be taken in response to each advisory vote by the stockholders.
When will I be asked to vote on the proposed sale of two mills announced by Verso in November 2019?
You are receiving this proxy statement in connection with the 2019 Annual Meeting of Stockholders. Verso will send a separate proxy statement in connection with a special meeting of stockholders to seek approval of the previously announced proposed sale of Verso’s Androscoggin Mill located in Jay, Maine, and its Stevens Point Mill, located in Stevens Point, Wisconsin to Pixelle Specialty Solutions LLC (“Pixelle”) for $400 million, subject to post-closing adjustments. Net cash proceeds of the proposed transaction are anticipated to be approximately $336 million, after the assumption by Pixelle of approximately $35 million of pension liabilities, working capital adjustments estimated to be approximately $17 million, including the repayment of  $15 million of certain adjustments to the agreed target working capital amount as a result of the factoring of certain extended term accounts receivables related to the two mills and approximately $12 million of transaction expenses. Verso will hold a special meeting of stockholders with respect to this proposed transaction. Information about the proposed transaction and special meeting, including the date, time and location, and who is entitled to receive notice and vote at the special meeting and detailed information about the proposed transaction, will be included in a separate definitive proxy statement the Company will file with the SEC.
How are votes counted at the meeting?
For Proposal 1 (election of directors), you may vote “FOR” any or all of the director nominees or you may “WITHHOLD” your vote for any or all director nominees. If you withhold your vote from any director nominee, your shares will not be counted in determining the outcome of the election for that nominee.
For Proposal 2 (approval of amendments to Verso’s Amended and Restated Certificate of Incorporation to change the supermajority vote requirements to majority vote requirements for (a) stockholders to remove directors, (b) stockholders to amend the Bylaws and (c) stockholders to amend certain provisions of the Certificate of Incorporation), Proposal 3 (advisory vote on compensation of named executive officers), Proposal 4 (ratification of appointment of independent registered public accounting firm), Proposal 5 (advisory vote on adoption of the Stockholder Rights Plan), Proposal 6 (advisory vote on a majority vote requirement for elections of directors) and Proposal 7 (vote on stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as votes cast “AGAINST” these proposals.
How may I vote my shares?
You may vote your shares either by proxy without attending the meeting or in person at the meeting. We urge you to vote by proxy even if you plan to attend the meeting. That will help us to know as soon as possible that we have a quorum in order to conduct business at the meeting. Returning your proxy card will not affect your right to revoke your proxy or to attend the meeting and vote in person.
How do I vote my shares by proxy?
If you are a stockholder of record and want to vote your shares by proxy without attending the meeting, you may vote on the Internet, by telephone or by mail by following the instructions below, which also are printed on your proxy card:
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Internet — If voting on the Internet, please refer to the instructions on the enclosed WHITE proxy card when you access the website; and follow the prompts to vote your shares.

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Telephone — If voting by telephone, please refer to the instructions on the enclosed WHITE proxy card when using any touch-tone telephone; have your proxy card available when you make the call.

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Mail — If voting by mail, please mark, sign and date your WHITE proxy card, then detach it from the voting instructions, and return the WHITE proxy card in the included postage-prepaid envelope.

If you are a beneficial owner of shares held in street name, then your broker, bank or other nominee will provide you with information about how to provide it with voting instructions, so that it may vote your shares as you direct. You can provide voting instructions to your broker, bank or other nominee by properly completing, signing, dating and returning by mail the voting instruction form that it provides to you. In the alternative, if your broker, bank or other nominee offers telephone or Internet voting options, you can provide your voting instructions by telephone or on the Internet by following the voting instructions that your broker, bank or other nominee provides to you. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares with the WHITE proxy card.
What should I do if I receive a blue proxy card from Lapetus?
Lapetus has nominated three nominees for election to the board of directors at the Annual Meeting, in opposition to three of the nominees recommended by our board of directors. If Lapetus proceeds with its opposition nominations, you may receive proxy solicitation materials from Lapetus, including an opposition proxy statement and a blue proxy card. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by Lapetus or any other statements that Lapetus may make.
If you have already voted using a proxy card received from Lapetus, you have every right to change your vote and revoke your prior proxy, by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy you submit will be counted. If you have any questions or need assistance voting, please call Verso’s proxy solicitor, MacKenzie Partners, Inc. Stockholders may call toll free at 1-800-322-2885.
After due consideration, our board of directors does not endorse any Lapetus nominee and unanimously recommends that you disregard any proxy card or solicitation materials that may be sent to you by Lapetus. Voting to WITHHOLD, or voting AGAINST, with respect to any Lapetus nominee on its proxy card is NOT the same as voting for the nominees of Verso’s board of directors, because a vote to WITHHOLD, or a vote AGAINST, with respect to any Lapetus nominee on its proxy card will revoke any proxy you previously submitted, including any proxy that you previously submitted voting for our board’s nominees.
How do I vote my shares in person?
If you are a stockholder of record and attend the meeting, you may vote at the meeting by delivering your completed proxy card in person. In the alternative, you may vote at the meeting by completing and submitting a ballot in person. We will distribute ballots to stockholders of record who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name, you may vote at the meeting only if you obtain and bring to the meeting a “legal proxy” from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.
What is the deadline to ensure my shares are voted if I do not attend the meeting?
If you are a stockholder of record, your proxy should be received by telephone or the Internet by 11:59 p.m. (Eastern Time) on January 20, 2020, to ensure your shares are voted at the meeting. If you are a stockholder of record, you also have the option of completing, signing, dating and returning your proxy card so that it is received by Verso before the polls close at the meeting in order for your shares to be voted at the meeting. If you are a beneficial owner of shares, you should comply with the deadlines included in the voting instructions provided by the broker, bank or other nominee that holds your shares.

If I return my WHITE proxy card without specifying voting instructions on it, will my shares be voted?
If you are a stockholder of record and return your signed and dated WHITE proxy card (or you are a beneficial owner who instructed your broker, bank or other nominee to return a WHITE proxy card) without indicating voting instructions on the WHITE proxy card, your shares will be voted in accordance with the recommendations of our board of directors for Proposals 1, 2, 3, 4, 5 and 7, and counted as abstaining on Proposal 6. See “How does the board of directors recommend that I vote on these proposals?”
What are broker non-votes and how do they affect voting?
A “broker non-vote” occurs when a broker, bank or other nominee that holds shares in street name for a beneficial owner exercises its discretion to vote the shares on a routine item at a meeting, but is not permitted to vote these shares on one or more non-routine items at the meeting as a result of not having received voting instructions on the non-routine item(s) from the beneficial owner. In such event, the shares will be voted on the routine item(s) in the manner directed by the nominee and will constitute broker non-votes on each of the non-routine items. As we expect the nature of this meeting to be contested, we anticipate that there will not be any “broker non-votes”. Although not anticipated, if there are broker non-votes in connection with the Annual Meeting, broker non-votes would be treated as votes AGAINST the adoption of proposals 2(a), 2(b), 2(c) and 7, but would not affect the outcome of the adoption of any other proposal.
How do I change my vote or revoke my proxy?
Your attendance at the meeting, by itself, will not revoke your proxy or change your vote. If you are a stockholder of record, you may revoke your proxy or change your vote at any time before the polls are closed at the meeting by taking any of the following actions: properly completing, signing, dating and returning another proxy card with a later date; voting in person at the meeting; or giving written notice of your revocation to our Secretary. You may also revoke a previously submitted proxy and change your vote by submitting a later dated proxy via telephone or Internet by the deadlines specified above under “What is the deadline for voting my shares if I do not attend the meeting?” Only the latest validly executed proxy that you submit will be counted. If you are a beneficial owner of shares held in street name, you may revoke your proxy and change your vote only by submitting new voting instructions to the broker, bank or other nominee that holds your shares by the deadlines provided by such broker, bank or other nominee, or by obtaining a legal proxy from your nominee giving you the right to vote your shares in person at the meeting and attending and voting at such meeting.
If you have previously signed a proxy card sent to you by Lapetus, you have every right to change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card.   Submitting a proxy card sent to you by Lapetus — even if you withhold your vote on the Lapetus nominees — will revoke any votes you previously made via our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our board of directors, you should disregard any proxy card that you receive that is not a WHITE proxy card and not return any proxy card that you may receive from Lapetus, even as a protest.
Who will count the votes?
Verso has retained First Coast Results as the independent inspector of election to tabulate and certify the stockholder votes.
Who pays for the proxy solicitation and how will Verso solicit votes?
Verso will pay all costs associated with its solicitation of proxies. Verso’s directors and certain of Verso’s regular officers and employees in the ordinary course of their employment may solicit proxies in person or by mail, telephone, facsimile or e-mail. We will reimburse their expenses for doing this. We also will reimburse any costs incurred by brokers, banks and other nominees to forward proxy solicitation materials to beneficial owners. We have retained MacKenzie Partners, Inc. to assist with the solicitation of proxies.

As a result of the potential proxy solicitation by Lapetus, we will incur additional costs in connection with our solicitation of proxies. We have hired MacKenzie Partners, Inc., a proxy solicitation firm, to assist us in soliciting proxies for a fee of  $325,000. MacKenzie Partners, Inc. expects that approximately 25 of its employees will assist in the solicitation. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies. The total amount to be spent for Verso’s solicitation of proxies from stockholders for the annual meeting in excess of that normally spent for an annual meeting is estimated to be approximately $    , approximately $     of which has been accrued to date.
Where can I find the results of the stockholder votes at the meeting?
We will disclose the results of the stockholder votes at the meeting in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the meeting. The report also will be available on Verso’s website at www.versoco.com on the “Investors” page. The information on our website is not a part of this Proxy Statement.
How can I obtain a copy of the Company’s 2018 Annual Report?
We have included with this Proxy Statement a copy of our 2018 Annual Report on Form 10-K, as amended for the year ended December 31, 2018. The 2018 Annual Report also is available on Verso’s website at www.versoco.com on the “Investors” page. The 2018 Annual Report and the information on our website are not a part of this Proxy Statement.
In addition, we will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our 2018 Annual Report, as filed with the SEC, including the consolidated financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Copies of any exhibit to the 2018 Annual Report will be forwarded upon receipt of a written request to our Secretary at the address above, subject to a charge for copying and mailing.

BACKGROUND OF THE SOLICITATION
Lapetus
Lapetus Capital II LLC is a private investment manager that, together with certain of its affiliates (collectively referred to herein as “Lapetus”), beneficially owned 2,330,683 shares (approximately 6.7%) of Verso’s Class A common stock as of December 12, 2019. Atlas Capital Resources II LP, a Delaware limited partnership (“ACR II”), is the majority and controlling member of Lapetus. ACR II is an affiliate of Atlas Holdings LLC (“Atlas”).
Blue Wolf
Blue Wolf Capital Partners LLC is a middle market private equity firm that, through certain of its affiliates listed below (collectively referred to herein as “Blue Wolf”), beneficially owned 776,890 shares (approximately 2.2%) of Verso’s Class A common stock as of December 12, 2019. Each of BW Coated LLC, Blue Wolf Capital Fund IV, L.P., Blue Wolf Capital Advisors IV, L.P. and Blue Wolf Capital Advisors IV, LLC is controlled by Adam Blumenthal.
Chronology
On November 21, 2016, Verso engaged Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) as Verso’s financial advisor, to assist Verso in a review of its corporate strategic position and to help Verso identify certain strategic alternatives.
On September 21, 2017, Verso announced the formation of a “Strategic Alternatives Committee” to review potential strategic alternatives. Beginning in October of 2017, Verso with the assistance of its advisors engaged in discussions with third-parties regarding a potential sale of either the paper mill located in Stevens Point, WI or the paper mill located in the Jay (Androscoggin), Maine or both of the mills (the facilities located in Stevens Point, Wisconsin and Jay (Androscoggin), Maine) (the “Mill Sale Option”).
On October 10, 2017, Verso engaged Houlihan Lokey to advise it with respect to the Mill Sale Option.
On December 22, 2017, while Verso was pursuing the Mill Sale Option, an affiliate of Lapetus, Atlas, together with Blue Wolf delivered to Verso a non-binding cash acquisition proposal for all of the outstanding shares of Verso (the “ABW Initial Proposal”).
On December 24, 2017, the Strategic Alternatives Committee met to discuss the ABW Initial Proposal and determined to call a meeting of the board of directors of Verso. On December 26, 2017, the board of directors of Verso met to discuss the ABW Initial Proposal, and thereafter informed Atlas and Blue Wolf that a binding non-disclosure agreement would be required before Verso would engage in any further discussions. Between December 26, 2017 and January 10, 2018, legal advisors of Verso and Atlas and Blue Wolf negotiated a non-disclosure agreement, which was executed on January 10, 2018.
On January 16, 2018, Verso publicly announced that the Strategic Alternatives Committee had, at the direction of the board, expanded its evaluation of potential transaction alternatives beyond a Mill Sale Option to include other alternatives, including but not limited to, a potential sale or merger of the entire Company.
From January 2018 through March 2018, Verso solicited and received updated proposals and engaged in ongoing negotiations with several potential counterparties for both the Mill Sale Option and a sale of the entire Company.
On March 9, 2018, Atlas and Blue Wolf submitted a revised proposal to the board (the “ABW Revised Proposal”), proposing to combine Verso with Twin Rivers Paper Company (“Twin Rivers”), a wholly owned subsidiary of Atlas and Blue Wolf, in exchange for cash and certain equity in the resulting combined public company. As a result of negotiations with Verso and its advisors, on March 21, 2018, Atlas and Blue Wolf submitted a revised proposal to Verso’s board of directors increasing their proposed per share valuation of Verso. On March 28, 2018, as a result of further negotiations with Verso and its advisors, Atlas and Blue Wolf increased the maximum cash component of their offer.

On April 4, 2018, with no prior notice to Verso or its representatives, Twin Rivers announced the execution of a definitive agreement for the acquisition of a paper mill located in Pine Bluff, Arkansas.
Between April 11, 2018 and May 2, 2018, Verso, Atlas and Blue Wolf with the assistance of their respective advisors negotiated a non-binding term sheet in connection with the ABW Revised Proposal, which was agreed by the parties on May 2, 2018.
Between May 2, 2018 and June 19, 2018, Verso, Atlas and Blue Wolf with the assistance of their respective advisors began a review of business, financial and legal matters and negotiating definitive documents in accordance with the agreed upon term sheet. During the diligence and negotiation period, the Verso board of directors became aware of certain material concerns regarding the ABW Revised Proposal, including (but not limited to) consent and timing concerns related to union ratification, and the unavailability of Twin Rivers U.S. GAAP audited financial statements, which would be required for Verso stockholder approval of the ABW Revised Proposal. Verso was aware of the existence of Twin Rivers Canadian GAAP audited financial statements, but the lack of Twin Rivers U.S. GAAP audited financials was previously undisclosed to Verso.
In June of 2018, Verso’s stock price fluctuated and between June 11, 2018 and June 19, 2018, Verso and Atlas and Blue Wolf held discussions regarding Verso’s increased stock price and a potential increase in transaction consideration to be paid by Atlas and Blue Wolf , but did not reach agreement on revised terms.
On June 19, 2018, the Verso board of directors, after a review and in consultation with its financial and legal advisors, unanimously concluded to terminate discussions relating to the ABW Revised Proposal.
Between June 20, 2018 and July 20, 2018, certain members of the board and representatives from Atlas and Blue Wolf discussed a potential revival of the ABW Revised Proposal, but such discussions were unsuccessful.
From June 2018 to February 2019, Verso senior management and the board of directors continued to review the potential long-term value that Verso’s stockholders might achieve as a result of Verso’s stand-alone strategic plan and compared those values to the values that might be achieved in a strategic transaction.
In December 2018, the Verso board of directors initiated review of independent director candidates for the Annual Meeting and conducted screening interviews throughout the first three quarters of 2019.
On March 28, 2019, Verso re-engaged Houlihan Lokey as Verso’s financial advisor, to advise Verso on potential strategic transactions.
From March 28, 2019 to November 12, 2019, at the direction of the Verso board of directors, Houlihan Lokey contacted and had discussions with multiple third parties interested in a potential strategic transaction with Verso, including with representatives from Atlas and Blue Wolf. At the direction of the Verso board of directors, all third parties were informed by Verso’s advisors that a customary non-disclosure agreement was a prerequisite for further discussions of a proposed strategic transaction, and any proposed transaction would require communication with, and consent of, the Verso board of directors.
On June 12, 2019, Houlihan Lokey informed the Verso board of directors that Atlas verbally conveyed its intention to conduct a tender offer for approximately 46% of Verso’s publicly traded stock.
On June 13, 2019, Verso announced that the Verso board of directors had approved the adoption of a limited duration stockholder rights plan (the “Rights Plan”) and had reengaged Houlihan Lokey as Verso’s financial advisor.
On June 14, 2019, Atlas and Blue Wolf submitted a written proposal to Verso to acquire shares of Class A common stock of Verso through a cash tender offer, after which they would own approximately 50.2% of Verso on a fully diluted basis (the “ABW Re-Revised Proposal”).
On or about June 16, 2019, Verso, through its advisors, communicated to Atlas and Blue Wolf its willingness to enter into a customary confidentiality agreement with Atlas and Blue Wolf in order to explore whether a negotiated transaction could be reached. Atlas and Blue Wolf declined to execute Verso’s proposed confidentiality agreement, and on June 20, 2019 proposed its own form of confidentiality agreement, which contained a “blow-out” provision that would have forced Verso to publicly release all material non-public information covered by the confidentiality agreement upon the expiration of a sixty day period and omitted a customary standstill provision.
On June 17, 2019, Verso announced the effectiveness of the Rights Plan.
On June 26, 2019, Lapetus, an affiliate of Atlas, delivered to Verso a formal notice (the “Nomination Notice”) of its intention to nominate four nominees — Marvin Cooper, Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe (each a “Nominee” and together the “Nominees”) for election to the board at Verso’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). In the Nomination Notice, each of the Nominees consented to be named as a nominee for director in Verso’s proxy statement for the Annual Meeting and to serve if elected. The Nomination Notice included a stockholder proposal seeking stockholder approval to repeal any amendments to the Bylaws made after June 26, 2019.
On July 1, 2019, Verso delivered a letter (the “July 1st Letter”) to Atlas and Blue Wolf stating that the Verso board of directors, after a comprehensive review and in consultation with its financial and legal advisors, unanimously concluded that the ABW Re-Revised Proposal was inadequate and contrary to the best interests of Verso and its stockholders. In the July 1st Letter, Verso further indicated its willingness to engage in discussions on a transaction that would maximize value for all Verso stockholders, subject to entering into a customary confidentiality agreement.
On July 1, 2019, Verso delivered a letter to Lapetus stating that a representative of Verso would contact Lapetus and its Nominees to schedule preliminary screening interviews with each of the Nominees.
On July 5, 2019, Verso contacted Willkie Farr & Gallagher LLP, counsel to Lapetus and Atlas (“Willkie”) for assistance in scheduling interviews with the four Nominees, and Verso proposed dates for such interviews.
On July 16, 2019, certain members of the Verso board of directors Corporate Governance and Nominating Committee conducted telephonic interviews with each of the four Nominees.
On July 18, 2019, Atlas and Blue Wolf delivered a letter to Verso reaffirming the terms of the ABW Re-Revised Proposal (the “July 18th Proposal”). The July 18th Proposal outlined Atlas and Blue Wolf’s track record as investors in North American pulp, paper and packaging companies, and specifically noted that they were not proposing a combination between Verso and Twin Rivers Paper Company, a paper company owned by Atlas and Blue Wolf, as previously had been proposed in connection with the 2018 Transaction. The July 18th Proposal also restated the qualifications and expertise of the Nominees submitted by Lapetus in the Nomination Notice.
On July 21, 2019, the Verso board of directors met to discuss, among other things, the ABW Re-Revised Proposal and discussed, among other things, the Nomination Notice in light of the July 18th Proposal. The Verso board of directors directed Akin Gump Strauss Hauer & Feld LLP, counsel to Verso (“Akin Gump”), to obtain additional information from Willkie regarding the Nomination Notice and the ABW Re-Revised Proposal. The Verso board of directors also discussed its assessments of current director candidates (other than the Nominees) and whether to increase the size of the Verso board of directors.
On July 22, 2019, representatives from Akin Gump and Willkie had a conference call (the “July 22nd Call”). Representatives from Willkie communicated to representatives from Akin Gump that Atlas was willing to negotiate a confidentiality agreement in connection with the ABW Re-Revised Proposal, provided that such confidentiality agreement include an express provision to allow Lapetus to submit the Nominees pursuant to the Nomination Notice.
On July 28, 2019, the Verso board of directors met to discuss, among other things, the July 18th Proposal and subsequent discussions between representatives of Akin Gump and Atlas and directed Houlihan Lokey to engage in further discussions with Atlas related to the ABW Re-Revised Proposal. The Verso board of directors also discussed director candidates, including the interviews held to date, and coordinated scheduling additional interviews with candidates.

On August 1, 2019, representatives from Willkie sent representatives from Akin Gump an email proposing (i) a $300 million minority investment by Atlas and Blue Wolf and (ii) that Verso add three of the four of Lapetus’s proposed nominees (Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe) to the Verso board of directors effective immediately and Lapetus would simultaneously withdraw its Nomination Notice (the “August 1st Email”).
On August 3, 2019, Verso delivered a letter (the “August 3rd Letter”) to Atlas and Blue Wolf in response to the July 18th Proposal and the August 1st Email, stating that an offer for less than all of Verso’s stock would create an inequitable situation for Verso’s stockholders. In the August 3rd Letter, Verso encouraged Atlas and Blue Wolf to propose a transaction that would maximize value for all Verso stockholders, subject to entering into a customary confidentiality agreement.
On August 9, 2019, Atlas and Blue Wolf delivered a letter to Verso withdrawing “all prior proposals” to Verso, and restated their support for the Nominees submitted in the Nomination Notice and there was no further discussion with respect to a strategic transaction.
Between July 8, 2019 and August 14, 2019, members of the Verso board of directors Corporate Governance and Nominating Committee, in consultation with its search firm and legal advisors, interviewed multiple board candidates.
On August 7, August 10, August 26, September 4 and September 8, 2019, the Verso board of directors met to discuss, among other things, the slate of potential director candidates to be nominated at the Annual Meeting.
On September 20, 2019, Lapetus filed a Schedule 13D (the “Lapetus Schedule 13D”) on behalf of itself and certain affiliated entities, disclosing a 6.69% aggregate ownership interest in Verso. Also on September 20, 2019, Blue Wolf filed a Schedule 13D (the “Blue Wolf Schedule 13D”) on behalf of itself and certain affiliated entities, disclosing a 0.71% aggregate ownership interest in Verso. Each of the Lapetus Schedule 13D and the Blue Wolf Schedule 13D disclosed that Lapetus and Blue Wolf had entered into an informal oral agreement in order to “(i) consult with each other with respect to their investment in Verso; (ii) coordinate all trading in shares of Common Stock; and (iii) to vote all shares of Common Stock with respect to which it has sole voting power in favor of the persons nominated by Lapetus and certain of its affiliates for election to the board of directors” at the Annual Meeting.
On September 23, 2019, Verso received a demand letter from Lapetus (the “First Demand Letter”) to inspect Verso’s stockholder list, pursuant to Section 220 of the General Corporation Law of the State of Delaware.
On September 30, 2019, Akin Gump provided an initial response to Lapetus on the First Demand Letter.
On October 2, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D noting a change in ownership interest in Verso to 7.48%. Also on October 2, 2019, Blue Wolf filed an amendment to the Blue Wolf Schedule 13D noting a change in ownership interest in Verso to 0.97%.
On October 3, 2019, Verso announced that the Annual Meeting would be held on January 21, 2020.
On October 10, 2019, Verso received a letter from Richards Layton & Finger, P.A. (“RLF”), Delaware counsel to Lapetus, requesting a response to the First Demand Letter by October 18, 2019.
On October 10, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D noting a change in ownership interest in Verso to 7.18%. Also on October 10, 2019, Blue Wolf filed an amendment to the Blue Wolf Schedule 13D noting a change in ownership interest in Verso to 2.39%. Each of the amended Schedule 13D filings disclosed that, on October 7, 2019, an affiliate of Blue Wolf entered into a Stock Purchase Agreement with affiliates of Lapetus, pursuant to which the Blue Wolf entity acquired 395,505 shares of common stock of Verso from the Lapetus entities. For such shares, the Blue Wolf entity paid an aggregate purchase price of  $4,948,812.50 in cash at the closing and agreed to pay up to an additional $1,573,101.35 based on the subsequent sale of shares of common stock by the Blue Wolf entity.
On October 18, 2019, Verso delivered a response (the “October 18 Response Letter”) to the First Demand Letter to representatives of Lapetus, stating that requested stockholder information would be available after December 16, 2019, which was the record date set in connection with the annual meeting of stockholders. The October 18 Response Letter stated that Verso’s proxy solicitor would make available to Lapetus the stock list materials customarily provided for purposes of enabling communication with stockholders concerning solicitation of proxies.
On October 22, 2019, Lapetus resubmitted its Nomination Notice in connection with the announced date of the Annual Meeting, in a form substantially similar to the Nomination Notice submitted on June 26, 2019, including the original four Nominees.
On October 24, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D noting a change in ownership interest in Verso to 7.46%. The amended Schedule 13D filing disclosed that, by virtue of the agreements and arrangements among Lapetus reporting persons and the Blue Wolf reporting persons, Lapetus may be deemed members of a “group” with Blue Wolf. If the Lapetus reporting persons and Blue Wolf reporting persons are deemed to have formed a “group,” as of October 22, 2019, such group may be deemed to have an approximately 9.94% ownership interest in the company.
Also on October 24, 2019, Akin Gump provided an update on the resubmitted Nomination Notice to the Verso board of directors at the Verso board meeting.
Effective November 11, 2019, the Verso board of directors announced that Verso had agreed to sell its Stevens Point and Androscoggin Mills for an aggregate purchase price of  $400 million, subject to certain terms and conditions, and that Adam St. John, formerly Verso’s Senior Vice President of Manufacturing, had been appointed Verso’s Chief Executive Officer and a director.
Also effective November 11, 2019, the Verso board of directors increased the size of the Verso board of directors from five directors to seven directors.
Effective November 14, 2019, the Verso board of directors filled the vacancies created and appointed Nancy M. Taylor and Randy J. Nebel as directors.
On November 22, 2019, the Verso board of directors Corporate Governance and Nominating Committee recommended to the board and the board nominated for election as a director at the meeting the following seven directors: Alan J. Carr, Eugene I. Davis, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor.
On November 25, 2019, Messrs. Carr and Davis, the Co-Chairpersons of the Corporate Governance and Nominating Committee, sent a letter to Lapetus stating that the Verso board of directors had received the nominations and proposal, had thoroughly evaluated the qualifications of the nominees and the terms of the proposal, and had chosen not to endorse any of Lapetus’s nominees or Lapetus’s proposal at the Annual Meeting.
On November 27, 2019, Verso received from Lapetus a response to the October 18 Response Letter with respect to Lapetus’s First Demand Letter.
On December 3, 2019, Atlas and Blue Wolf, on behalf of Lapetus, Atlas and Blue Wolf, issued to the Verso board of directors a letter (the “December 3 Letter”) written in reaction to Verso’s recent earnings release, Verso’s announcement of the sale of Verso’s Stevens Point and Androscoggin Mills and Verso’s announcement regarding the Annual Meeting.
Also on December 3, 2019, Lapetus filed an amendment to the Lapetus Schedule 13D (i) noting a decrease in ownership interest to 6.72% from 7.46% and (ii) attaching the December 3 Letter. Also on December 3, Blue Wolf filed an amendment to the Blue Wolf Schedule 13D (i) noting a decrease in ownership interest to 2.24% from 2.39% and (ii) attaching the December 3 Letter. The amended Lapetus Schedule 13D and Blue Wolf Schedule 13D filings also noted that the combined ownership interest in Verso, if the Lapetus reporting persons and the Blue Wolf reporting persons are deemed to have formed a “group,” decreased to approximately 8.96% from approximately 9.94%.
Also on December 3, 2019, counsel representing Verso contacted counsel representing Lapetus regarding the contents of the December 3 Letter.
On December 4, 2019, at the request of Verso, Houlihan Lokey contacted representatives of Lapetus and Blue Wolf to informally inquire whether they would potentially settle for one of seven nominees or two of nine nominees. Also on December 4, 2019, Akin Gump contacted Willkie and had a brief discussion.

On December 5, 2019, Lapetus filed a preliminary proxy statement on Schedule 14A (the “Lapetus Preliminary Proxy”) setting forth its three nominees for election as director at the Annual Meeting: Sean T. Erwin, Jeffrey E. Kirt and Timothy Lowe (the “Lapetus Nominees”).
On December 6, 2019, Houlihan Loukey, on behalf of Verso, contacted Willkie to discuss the December 3 Letter.
Also on December 6, 2019, Verso received a letter from RLF regarding a separate and distinct request pursuant to Section 220 of the General Corporation Law of the State of Delaware seeking a demand to inspect certain books and records of the Company (the “Second Demand Letter”). Also on December 6, 2019, Akin Gump sent a response to RLF responding to the November 27th correspondence on the First Demand Letter.
On December 7, 2019, the Verso board of directors held a telephonic meeting to discuss, among other things, the contents of December 3 Letter, the Lapetus Nominees, the Lapetus Preliminary Proxy and the Second Demand Letter.
Also on December 7, 2019, Akin Gump contacted and discussed with Willkie the December 3 Letter, the Lapetus Nominees, the Lapetus Preliminary Proxy and the Second Demand Letter. Akin Gump, acting at the direction of the Verso board of directors, inquired, on a preliminary basis, as to the possibility of a negotiated settlement in which one Lapetus Nominee would be included on the Company’s director nominee slate. Willkie, acting on behalf of Atlas and Blue Wolf, rejected this as a possibility and indicated that Atlas and Blue Wolf would only consider a settlement in which all three Lapetus Nominees were included on the Company’s director nominee slate.
On December 8, 2019, the Verso board of directors held a telephonic meeting to continue discussions regarding, among other things, the December 3 Letter, the Lapetus Nominees, the Lapetus Preliminary Proxy and the Second Demand Letter and to receive a report from Akin Gump regarding its December 7th discussions with Willkie. The Verso board of directors discussed possible alternatives in light of Akin Gump’s discussion with Willkie and, following such discussions, instructed Akin Gump to make a one day settlement offer to Atlas and Blue Wolf whereby the Board would include two Lapetus Nominees — Sean T. Erwin and Jeffrey E. Kirt — in the Company’s director nominee slate and Alan J. Carr and Eugene I. Davis, Co-Chairmen of the board of directors, would agree to not seek re-election at the Annual Meeting. The settlement offer was to be made subject to a customary cooperation agreement, that would include a customary standstill covenant restricting, among other things, Atlas and Blue Wolf’s ability to engage in proxy solicitations in connection with any annual or special meeting of stockholders, and would have a term through June 30, 2021 (such that it covered Verso’s annual meetings for the years 2019, 2020 and 2021), as well as a request for Atlas and Blue Wolf to vote in favor of the Pixelle transaction.
On December 8, 2019, Akin Gump contacted Willkie by telephone and conveyed the settlement offer. Willkie contacted Akin Gump later that day and conveyed that the settlement offer was “constructive” but stated that representatives of Atlas and Blue Wolf would need to meet with certain members of the Verso board of directors prior to executing a settlement agreement, Atlas and Blue Wolf could not contractually agree to vote in favor of the Pixelle transaction, and Atlas and Blue Wolf requested reimbursement of fees of  $1 million. Following such telephone communications, Akin Gump prepared and delivered to Willkie a draft cooperation agreement, which draft cooperation agreement included the proposed settlement offer terms and conditions, as well as two terms that were included in brackets for further discussion: (i) an agreement by Atlas and Blue Wolf to vote in favor of the Pixelle transaction and (ii) an expense reimbursement provision in which Verso would reimburse Atlas and Blue Wolf for certain out-of-pocket expenses, up to $50,000, incurred in connection with the Lapetus nominations.
On December 9, 2019, Willkie delivered to Akin Gump a revised draft of the cooperation agreement, which, among other changes: (i) required the immediate expansion of size of the board of directors from seven to nine directors until the Annual Meeting and that the newly created vacancies be filled by two Lapetus nominees — Sean T. Erwin and Jeffrey E. Kirt; (ii) removed all minimum ownership requirements in connection with Atlas and Blue Wolf’s director nomination rights; (iii) removed certain governance protections related to Atlas and Blue Wolf’s ability to replace directors in the event either Mr. Erwin or Mr. Kirt became unable or unwilling to serve during the term of the agreement, including removing requirements that replacement directors submit director and officer questionnaires; (iv) revised the confidentiality provisions to allow the two new nominees to more freely share information with Atlas and Blue Wolf and removed the indemnity for any trading in the Company stock by Atlas and Blue Wolf; (v) revised the standstill covenant to allow Atlas and Blue Wolf to enter into voting arrangements, form 13(d) groups, acquire additional stock, solicit proxies to oppose Verso proposals to be voted on at special meetings, make proposals or statements with respect to business combinations or other type of transactions; (vi) shortened the term of the standstill period contained in the cooperation agreement from June 30, 2021 to December 31, 2020; and (vii) included a required payment of  $700,000 to Atlas and Blue Wolf in connection with, or related to, Atlas and Blue Wolf’s interactions with Verso in lieu of the bracketed $50,000 expense reimbursement. Shortly following distribution by Willkie of the revised cooperation agreement, Akin Gump and Willkie spoke by telephone during which discussion Akin Gump expressed concerns relating to each of the aforementioned proposed changes but agreed to facilitate the requested in-person meeting.
On December 10, 2019, Mr. Scheiwe and Mr. Shuster met for breakfast with each of Tim Fazio, a Managing Partner of Atlas, Adam Blumenthal, a Managing Member of Blue Wolf and Michael Sher, an Atlas Partner (the “December 10 Breakfast”). At the December 10 Breakfast, Messrs. Fazio, Blumenthal and Sher conveyed ways that they expected they would participate in the Company’s operations while still being able to maintain the right to acquire or dispose of the Company’s stock.
Also on December 10, 2019, the Verso board of directors met to discuss, among other things, the revised draft of the cooperation agreement provided on December 9th by Willkie and the December 10th Breakfast meeting. Following these discussions, the Verso board of directors directed Akin Gump to communicate to Willkie that any settlement would have to be on substantially similar terms as reflected in the draft cooperation agreement delivered by Akin Gump on December 8th, other than the request to vote in favor of the Pixelle transaction. Akin Gump delivered this message to Willkie later that day. During that conversation, Willkie indicated that the parties were unlikely to reach a settlement on those terms because Atlas and Blue Wolf would not agree to the requested customary standstill and standstill period. As a result, settlement discussions between the parties ceased.
Following the cessation of discussions on December 10, 2019, Verso issued a press release announcing, among other things: (i) the Verso board of director’s nomination of Dr. Robert K. Beckler to stand for election at the Annual Meeting; (ii) Mr. Carr’s and Mr. Davis’s decision not to stand for re-election at the Annual Meeting; (iii) the Company’s expectation to announce an additional director nominee for the Annual Meeting on or prior to December 17, 2019; and (iv) the failed cooperation agreement negotiations.
Promptly after the issuance of the December 10th Verso press release, the Verso board of directors authorized Akin Gump to offer to Atlas and Blue Wolf a potential settlement for the remaining vacant board seat substantially on the terms and conditions reflected in Akin Gump’s December 8th draft cooperation agreement, other than the request to vote in favor of the Pixelle transaction. Akin Gump contacted Willkie via telephone on December 10, 2019 and via email on December 11, 2019 to deliver this offer; however, Willkie confirmed via email on December 11, 2019 that Willkie had not called and, therefore, Akin Gump was unable to deliver the offer.
On December 12, 2019, the Lapetus Schedule 13D was amended to describe the Lapetus Preliminary Proxy, the Second Demand Letter and the December 10 Breakfast. Also on December 12, 2019, the Blue Wolf Schedule 13D was amended to describe the Lapetus Preliminary Proxy, the December 7th discussions and the December 10 Breakfast.
On December 13, 2019, Atlas and Blue Wolf issued a joint press release on their continued concerns with Verso and Lapetus filed a Schedule 14A attaching the joint press release.
On December 13, 2019, Akin Gump provided an initial response to Lapetus on the Second Demand Letter.
On December 16, 2019, the Verso board of directors met to discuss, among other things: (i) the nomination of Paula H.J. Cholmondeley to stand for election at the Annual Meeting; (ii) the approval of the seven Company nominees to stand for election at the Annual Meeting; and (iii) the Second Demand Letter and approved the Company’s seven nominees to stand for election at the Annual Meeting.

PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL
Proposal 1 — Election of Directors
Our board of directors currently consists of seven directors. On November 11, 2019, our board of directors appointed Adam St. John, formerly our Senior Vice President of Manufacturing, as our Chief Executive Officer and to the board of directors to fill the vacancy created when Christopher DiSantis left his position as a director and our President and Chief Executive Officer on April 5, 2019. Subsequently, in accordance with the Bylaws, our board of directors increased the size of our board of directors on November 11, 2019, from five directors to the current seven. On November 14, 2019, the board appointed two new directors, Randy J. Nebel and Nancy M. Taylor. On December 16, 2019, the board of directors nominated the following seven persons — Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor — for election as directors of Verso until our 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Their business backgrounds are described below. In addition to the information set forth below, Appendix A sets forth information relating to our directors, nominees for directors and certain of our officers and employees who may be considered “participants” in our solicitation under the applicable Securities and Exchange Commission rules by reason of their position as directors of Verso, as nominees for directors or because they may be soliciting proxies on our behalf.
Dr. Beckler, Ms. Cholmondeley, Mr. Nebel, Mr. Scheiwe, Mr. Shuster, Mr. St. John and Ms. Taylor have each consented to being named as a nominee in this Proxy Statement and to serve on the board of directors if elected. The board of directors does not know of any reason why any nominee would be unable or unwilling for good cause to serve as a director if elected. However, if a nominee were to become unable for any reason or unwilling for good cause to serve as a director at the time of the meeting, the board of directors might designate a substitute nominee, in which case the persons named as proxies will exercise their discretionary authority to vote for the substitute nominee, or the board of directors may choose to reduce the size of the board of directors to remove the resulting vacancy.
Director Nominees
Verso’s board of directors currently consists of seven directors. Five of the seven directors are seeking re-election at the Annual Meeting. The recent refresh of our board, including the addition of Mr. Nebel and Ms. Taylor, and the nomination of Dr. Beckler and Ms. Cholmondoley, has added to an already impressive set of collective skills and experiences, including in, among other areas, paper industry leadership, finance, public company operations, manufacturing and distribution. The mix of substantial paper industry and executive experience provides a valuable synergy amongst our director nominees.
Set forth below is a brief biographical description of each of our director nominees. The primary experience, qualifications, attributes and skills of each of our director nominees that led to the conclusion of the Corporate Governance and Nominating Committee and the board that such person should serve as a member of the board of directors are also described in the following paragraphs.
Dr. Robert K. Beckler
Dr. Beckler is the owner of RKB Consulting, LLC, which he founded in September 2006. He served as President, Packaging Solutions, of WestRock Company (“WestRock”), a provider of packaging solutions and manufacturer of containerboard and paperboard, from July 1, 2015 until his retirement in July 2016. Prior to this, he was the Executive Vice President and President, Packaging, of MeadWestvaco Corporation (“MWV”) from January 2014 to June 2015. Dr. Beckler served as Senior Vice President and President of MWV’s Brazilian operations from January 2010 to December 2013. Dr. Beckler received a Bachelor of Science in Chemistry from Duke University and a Doctor of Philosophy in Chemical Engineering from the Georgia Institute of Technology.
Dr. Beckler’s significant executive and operating leadership experience at WestRock and MWV provides him with in-depth knowledge of the paper industry, as well as substantial leadership and business experience.

Paula H.J. Cholmondeley
Ms. Cholmondeley is the principal for The Sorrel Group, a corporate governance consulting firm she founded in 2004. She has served as a director for Terex Corporation, an international industrial products company, since 2004, as well as a director of the Bank of the Ozarks since 2016 and as an independent trustee of Nationwide Mutual Funds since 2000. She has held multiple other directorships, including for KapStone Paper and Packaging (“KapStone”), a pulp and paper company, from 2016 to 2018, for DENTSPLY International from 2002 to 2016, for Minerals Technologies from 2004 to 2014, for Albany International from 2005 to 2013, and Ultralife Corporation from 2004 to 2010. From 2000 to 2003, Ms. Cholmondeley was Vice President and General Manager of the Specialty Products division of Sappi Fine Paper, North America. From 1992 to 1998, she held various leadership positions in Owens-Corning, including as the General Manager of the residential insulation division, President of the MIRAFLEX™ Fiber Products Division and Vice President of the Business Development and Global Sourcing. From 1988 to 1992, Ms. Cholmondeley was Vice President and General Manager of the International Division of The Faxon Company. Ms. Cholmondeley has also held other high visibility management and finance management roles throughout her career. Ms. Cholmondeley is a (non-practicing) CPA. She holds an MS in accounting from the Wharton School of Finance, and a BS in accounting from Howard University.
Ms. Cholmondeley has an extensive history of executive leadership roles in complex organizations, including 20 years of paper industry experience, and is a seasoned public company board member. Ms. Cholmondeley’s significant financial expertise and her strong emphasis on sound corporate governance and strategic and operational planning will be invaluable to the board and to the Company.
Randy J. Nebel
Mr. Nebel has been a director of Verso since November 14, 2019. Mr. Nebel is the sole owner of RJNebel Consulting, which he founded in February 2019. From January 2017 to November 2018, he was the Executive Vice President of Integrated Packaging of Kapstone. Prior to this, he was the Vice President of Kapstone and President of Kapstone Kraft Paper Corp. (positions he had held since July 2013). He previously served on the board of directors of the National Association of Manufacturers.
Mr. Nebel has 40 years of paper industry experience, including significant experience as an executive officer of a publicly traded manufacturer of pulp and paper and therefore brings significant industry, business and financial knowledge as well as leadership skills to the board.
Steven D. Scheiwe
Mr. Scheiwe has been a director of Verso since October 2016. He has been the President of Ontrac Advisors, Inc., a consultancy providing business analysis and management services to private equity firms, companies and funds managing distressed debt issues, since 2001. Mr. Scheiwe worked at Teletrac, Inc., a wireless location and telecommunications services provider, from 1995 to 2001 in management and legal positions, including Chief Executive Officer from 1999 to 2001 and General Counsel and Secretary from 1995 to 1999. He was the General Counsel and Secretary of Premier Page, Inc., a paging services provider, from 1988 to 1995. Mr. Scheiwe is a director of the following public company: Mr. Cooper Group (formerly WMIH Corp.), one of the largest home loan servicers in the country focused on delivering a variety of servicing and lending products, services and technologies. During the past five years, he has served as a director of the following formerly public companies: Hancock Fabrics, Inc.; Alimco Financial Corporation (formerly known as Alliance Semiconductor Corp.); and Mississippi Phosphates Corporation. In addition, Mr. Scheiwe is and has been a director of several private companies in various industries.
Mr. Scheiwe, by virtue of his professional experiences, has gained substantial knowledge of business planning and execution, mergers and acquisitions, finance and other aspects of managing a business enterprise which contributes to his effectiveness in providing oversight and guidance as a Verso director. In addition, Mr. Scheiwe’s service as a director of several public and private companies across a wide spectrum of industries provides him with diverse experiences on which he can draw in serving as a Verso director and increases his knowledge of effective corporate governance.

Jay Shuster
Mr. Shuster has been a director of Verso since July 2016. He has been the Managing Member of Shuster Group, LLC, a privately held business consulting firm, since 2011, through which he has continued a consulting practice begun in 2000 in which he has advised industrial and consumer products companies on strategic and operational planning, mergers and acquisitions, turnaround management, financial performance, management evaluation and other business needs. Mr. Shuster worked at Rock-Tenn Company, a paperboard and specialty packaging manufacturer, from 1979 to 2000 in management, finance and accounting positions, including President and Chief Operating Officer from 1996 to 2000, Executive Vice President and Chief Operating Officer from 1991 to 1995, Executive Vice President and General Manager of the Consumer Packaging Group from 1989 to 1991, Executive Vice President and General Manager of the Folding Carton Division from 1987 to 1989, Chief Financial Officer from 1981 to 1986, and Treasurer from 1981 to 1984. He began his career in 1975 as a certified public accountant with Arthur Andersen & Company. In addition, Mr. Shuster has been a director of several private (and formerly public) companies in various industries.
Mr. Shuster’s lengthy career with Rock-Tenn Company provides him with an in-depth understanding of the paper industry and business which enhances his service as a Verso director. Mr. Shuster’s substantial operational and financial management experience in the paper products industry affords him insights into the complex challenges and opportunities faced by Verso on which he can draw in providing oversight and guidance to our management. In addition, Mr. Shuster’s service as a director of several companies in various industries provides him with broad experiences on which he can draw in serving as a Verso director and increases his knowledge of effective corporate governance.
Adam St. John
Mr. St. John has been our Chief Executive Officer and a director since his appointment by the board of directors on November 11, 2019. Prior to that, Mr. St. John served as our Senior Vice President of Manufacturing since August 2016. He previously served in various operations management positions with Verso, most recently as Regional Vice President of Operations from 2015 to July 2016, Mill Manager of our Quinnesec mill in Michigan from 2011 to 2015, and Operations Manager of our Androscoggin mill in Maine from 2009 to 2011. Before joining Verso, Mr. St. John worked at Georgia-Pacific Corporation, a subsidiary of Koch Industries, Inc., in operations management roles at its mill in Old Town, Maine, from 1992 to 2006. Mr. St. John’s more than 27 years of experience in the paper industry, including in significant operational leadership roles, provides him with invaluable insight into our day-to-day operations, as well as significant business and leadership skills.
Nancy M. Taylor
Ms. Taylor has been a director of Verso since November 14, 2019. Ms. Taylor was President and Chief Executive Officer of Tredegar Corporation, a global manufacturing company, from February 2010 to June 2015. Prior to serving as President and Chief Executive Officer of Tredegar, she was Executive Vice President of Tredegar from January 2009 until January 2010, and Division President of Tredegar Film Products from April 2005 to January 2010. Ms. Taylor was a member of Tredegar’s board of directors from early 2010 until June 2015 and currently is a director of the following public companies: Lumber Liquidators Holdings, Inc., one of the leading specialty retailers of hard-surface flooring in North America, and TopBuild Corp., a leading purchaser, installer and distributor of insulation products to the United States construction industry. Ms. Taylor also serves as Chairman of the Board of the Boys & Girls Club of Metro Richmond (Virginia).
Ms. Taylor has more than 20 years of experience in senior management, in both operational and commercial leadership roles with manufacturing companies, and as chief executive officer of a publicly traded global manufacturer. Through her experience, she has gained and developed extensive business, finance and leadership skills, and possesses an understanding of strategic planning, risk assessment and international operations. Having served as a director of various public companies, she brings strong corporate governance knowledge to the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS USING THE ENCLOSED WHITE PROXY CARD TO VOTE FOR EACH OF THE BOARD’S NOMINEES FOR DIRECTOR. LAPETUS HAS NOMINATED THREE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING. THE ELECTION OF DIRECTORS IS THEREFORE CONSIDERED A CONTESTED ELECTION, UNLESS LAPETUS WITHDRAWS ITS NOMINEES ON OR PRIOR TO THE DAY PRECEDING THE DATE THE COMPANY FIRST MAILS THE NOTICE FOR THE ANNUAL MEETING TO THE COMPANY’S STOCKHOLDERS.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU DISREGARD ANY PROXY CARD THAT MAY BE SENT TO YOU BY LAPETUS. VOTING TO WITHHOLD, OR VOTING AGAINST, WITH RESPECT TO LAPETUS’S NOMINEES ON ITS PROXY CARD IS NOT THE SAME AS VOTING FOR OUR BOARD’S NOMINEES, BECAUSE A VOTE TO WITHHOLD OR A VOTE AGAINST LAPETUS’S NOMINEES ON ITS PROXY CARD WILL REVOKE ANY PREVIOUS PROXY SUBMITTED BY YOU. IF YOU HAVE ALREADY VOTED USING A PROXY CARD SENT TO YOU BY LAPETUS, YOU HAVE EVERY RIGHT TO CHANGE IT AND WE URGE YOU TO REVOKE THAT PROXY BY VOTING IN FAVOR OF OUR BOARD’S NOMINEES BY USING THE ENCLOSED WHITE PROXY CARD. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.
Proposal 2(a), Proposal 2(b) and Proposal 2(c) — Approval of Amendments to Verso’s Amended and Restated Certificate of Incorporation to Change the Supermajority Vote Requirements to Majority Vote Requirements for (a) Stockholders to Remove Directors, (b) Stockholders to Amend our Bylaws and (c) Stockholders to Amend Certain Provisions of our Certificate of Incorporation
General Description of Amendments
We are seeking stockholder approval to amend the Company’s Amended and Restated Certificate of Incorporation (“Certificate”) to replace all supermajority voting requirements set forth in the Certificate with majority voting requirements.
On November 22, 2019, the board of directors unanimously approved amendments to the Certificate to change the “at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the outstanding shares” voting standard to a “majority of outstanding shares” voting standard in each place where it appears in the Certificate. The board of directors determined that these amendments to the Certificate were advisable and in the best interests of the Company and its stockholders and directed these amendments to the Certificate to be submitted to the stockholders for approval and adoption at our 2019 Annual Meeting of Stockholders.
The Certificate currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of all outstanding shares of capital stock of the Company entitled to vote, voting together as a single class, in order for stockholders to:
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Remove any one or more directors from office (Article V(D) of the Certificate)

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Amend the Bylaws (Article IX of the Certificate)

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Adopt an amendment to any one or more of the following articles in the Certificate, or adopt another provision inconsistent with such articles’ provisions, in effect prior to the proposed amendment (Article X of the Certificate):

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Article V — Board of Directors

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Article VI — Stockholder Action

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Article VII — Limitation of Director Liability

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Article VIII — Business Combinations

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Article IX — Amendment of Bylaws

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Article X — Amendment of Certificate of Incorporation

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Article XI — Forum Selection.

The proposals submitted for approval by the Company’s stockholders at the Annual Meeting will amend the Certificate to replace these supermajority vote requirements with majority vote requirements, thereby allowing the Company’s stockholders to approve action on the above-listed matters by a simple majority vote.
Specifically, the proposals submitted for approval by the stockholders at the meeting seek to amend the following articles of the Certificate to provide that the Company’s stockholders may approve action on any of the following matters by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class:
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Proposal 2(a): Removal of any director from office (Certificate Article V(D)) (“Director Removal Certificate Amendment”)

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Proposal 2(b): Stockholder amendments to the Bylaws (Certificate Article IX) (“Bylaws Approval Certificate Amendment”)

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Proposal 2(c): Adoption of amendments to the provisions of the Certificate described in the third bullet above on page 21 of the proxy statement (Certificate Article X) (“Certificate Approval Amendment”).

If the proposed amendments described above as Proposals 2(a), 2(b) and 2(c) (collectively, “Proposed Amendments”) are approved, adopted and implemented, then thereafter the Certificate will provide that the Company’s stockholders may remove any director from office, amend the Bylaws and/or amend any provision of the Certificate by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
The Bylaws also require a sixty-six and two-thirds percent (66 2∕3%) supermajority vote for stockholders to remove directors and amend the Bylaws. The board of directors, utilizing its own authority to amend the Bylaws, has approved conforming amendments to the Bylaws that would replace the Bylaws’ supermajority voting requirements with majority voting requirements, which would become effective concurrently with effectiveness of the Proposed Amendments (i.e., upon filing of a certificate of amendment to the Certificate with the Secretary of the State of Delaware). As a result, if the Proposed Amendments are adopted and approved by the stockholders and subsequently become effective, the Bylaws will also be amended and restated to provide that the Company’s stockholders may approve action on any of the following matters by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class:
•
Remove any director from office (Bylaws Section 3.4); and

•
Amend the Bylaws (Bylaws Section 9.1).

Rationale for Proposed Amendments
The Proposed Amendments are a result of the board of directors’ ongoing review of our corporate governance. In developing the Proposed Amendments, the board of directors, which includes all members of the Corporate Governance and Nominating Committee, carefully considered the implications of amending our Certificate and Bylaws to eliminate supermajority voting provisions.
The board of directors recognizes that supermajority voting provisions are intended to protect against self-interested action on the part of large stockholders by requiring broad stockholder support for certain types of governance changes. In this regard, the Proposed Amendments may make it easier for one or more stockholders to remove directors or effect other corporate governance changes in the future, and may make it more difficult for the board of directors to protect stockholders’ interests. Nevertheless, the board of directors also recognizes that many investors and others now view supermajority voting provisions as unduly limiting the board of directors’ accountability to stockholders or stockholder participation in the corporate governance of the Company.

After considering these factors and consulting with the Company’s management and outside advisors, the board of directors believes that the Proposed Amendments are in the best interest of the Company and our stockholders.
Additional Information
The descriptions of our Certificate, Bylaws and the Proposed Amendments set forth in this Proxy Statement are qualified in their entirety by reference to the text of Appendices B-1, B-2 and B-3 to this Proxy Statement, which include the text of the proposed amendments to the Certificate and the related amendments to the Bylaws. Additions to the Certificate and the Bylaws are indicated by underlining and bold text and deletions to the Certificate and the Bylaws are indicated by strikeouts.
Stockholders will vote on Proposals 2(a), 2(b) and 2(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Certificate and Bylaws will not change unless all of the Proposed Amendments (Proposals 2(a), 2(b) and 2(c)) are approved by the stockholders. If all of the Proposed Amendments are approved by the stockholders, Verso currently intends to file a certificate of amendment, setting forth the Proposed Amendments with the Secretary of State of the State of Delaware, and the Proposed Amendments will become effective at the time of the filing. If any of the Proposed Amendments are not approved by the requisite vote, then a certificate of amendment will not be filed with the Secretary of State of the State of Delaware, the Bylaw amendments will not become effective, and the supermajority voting provisions in both the Certificate and Bylaws will remain in place.
Vote Required and Board of Directors’ Recommendation
Stockholders will vote on Proposals 2(a), 2(b) and 2(c) separately, and the approval of each proposal is conditioned on the approval of the other proposals. As a result, Verso’s Certificate and Bylaws will not change unless each of Proposals 2(a), 2(b) and 2(c) are approved. Under the existing supermajority voting requirements set forth in the Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of all of the outstanding shares of the Company’s common stock is required to approve each of Proposals 2(a), 2(b) and 2(c). Such proposals involve matters on which a broker (or other nominee) does not have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these proposals. Abstentions and broker non-votes, if any, have the same effect as votes against these proposals. These amendments to the Certificate, if approved, will not be effective until we file a certificate of amendment to the Certificate with the Secretary of State of Delaware following the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE THREE PROPOSED AMENDMENTS.
Proposal 2(a) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Remove Directors to a Majority Vote Requirement
Article V(D) of the Certificate currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class, to remove directors. If the stockholders approve Proposal 2(a), then Article V(D) of the Certificate will allow stockholders to remove directors with or without cause by an affirmative vote of the holders of at least a majority of the total voting power of the issued and outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class. Appendix B-1 shows the proposed changes to Article V(D) of the Certificate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2(A) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO REMOVE DIRECTORS TO A MAJORITY VOTE REQUIREMENT.

Proposal 2(b) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend our Bylaws to a Majority Vote Requirement
Article IX of the Certificate currently provides that the stockholders can amend the Bylaws only by the affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. If the stockholders approve Proposal 2(b), then Article IX of the Certificate will allow stockholders to amend the Bylaws by an affirmative vote of the holders of at least a majority of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Appendix B-2 shows the proposed changes to Article IX of the Certificate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2(B) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO AMEND THE BYLAWS TO A MAJORITY VOTE REQUIREMENT.
Proposal 2(c) — Change the Amended and Restated Certificate of Incorporation’s Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate to a Majority Vote Requirement
Article X of the Certificate currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, in order for stockholders to amend certain provisions of the Certificate. These provisions are:
•
Article V — Board of Directors;

•
Article VI — Stockholder Action;

•
Article VII — Limitation of Director Liability;

•
Article VIII — Business Combinations;

•
Article IX — Amendment of Bylaws;

•
Article X — Amendment of Certificate of Incorporation; and

•
Article XI — Forum Selection.

If the stockholders approve Proposal 2(c), then Article X of the Certificate will allow stockholders to amend the provisions of the Certificate listed above by an affirmative vote of the holders of at least a majority of the total voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting as a single class. In addition to stockholder approval, amendments to the Certificate must be approved by the Board of Directors before they are submitted for stockholder approval. Appendix B-3 shows the proposed changes to Article X of the Certificate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2(C) TO CHANGE THE SUPERMAJORITY VOTE REQUIREMENT FOR STOCKHOLDERS TO AMEND CERTAIN PROVISIONS OF THE CERTIFICATE TO A MAJORITY VOTE REQUIREMENT.
Proposal 3 — Advisory Vote on Compensation of Named Executive Officers
We are conducting an advisory vote by our stockholders to approve the compensation of Verso’s named executive officers as described in this Proxy Statement. This advisory vote is being conducted in accordance with Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Rule 14a-21(a) thereunder.
This proposal is not intended to address any specific item of executive compensation, but rather the overall compensation of Verso’s named executive officers and our compensation philosophy, policies and practices. As described in detail in the “Executive Compensation” section of this Proxy Statement, our compensation programs are designed to attract, retain and motivate executives who can help us achieve superior operational and financial performance. We believe that the compensation that we provide our named executive officers — with its balance of short-term cash incentives based upon the achievement of annual performance objectives and equity-based incentives that vest both over time and based on Company performance — motivates and rewards them for efforts that result in sustained performance by Verso that enhances our value to our stockholders.
Accordingly, you will be asked to vote on the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the Proxy Statement, including the executive compensation tables and the accompanying narrative.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, “FOR” THE APPROVAL OF THE COMPENSATION OF VERSO’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
This vote is an advisory vote and thus it is not binding on, and it does not overrule any decision by, and it does not create or imply any additional duties for, Verso, our board of directors or the Compensation Committee. However, we value our stockholders’ opinions and input, and the Compensation Committee will carefully consider the outcome of the advisory vote when making future decisions regarding executive compensation. Our current policy is to provide our stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders. It is expected that the next advisory vote on executive compensation will be held at the 2020 annual meeting of stockholders.
Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the board of directors has appointed Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2019 and for the year ending December 31, 2020. The board of directors is asking the stockholders to ratify the appointment of Deloitte & Touche LLP to serve in such capacity. Deloitte & Touche LLP is an independent registered public accounting firm and has audited our financial statements since 2006. Additional information about Deloitte & Touche LLP and its services for Verso is set forth in the “Audit and Non-Audit Services and Fees of Independent Registered Public Accounting Firm” section of this Proxy Statement.
Although it is not required to do so by law, regulations or our Bylaws, the board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Verso and our stockholders.
We expect representatives of Deloitte & Touche LLP to be present at the meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS VERSO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019 AND FOR THE YEAR ENDING DECEMBER 31, 2020.
Proposal 5 — Advisory Vote on Adoption of Stockholder Rights Plan
Background and Reasons for the Stockholder Rights Plan
On June 16, 2019, our board of directors adopted a limited duration stockholder rights plan (“Stockholder Rights Plan”) and declared a dividend payable to stockholders of one right (a “Right”) per each outstanding share of Class A common stock, par value $0.01 per share (“Common Stock”) to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share of the Company (“Preferred Stock”) at a price of  $75.00 per one one-thousandth of a share of Preferred Stock (“Purchase Price”) upon exercise of the Right (subject to adjustment). The dividend was paid on June 27, 2019 to the stockholders of record as of the close of business on June 27, 2019 (the “Record Date”). In connection therewith, Verso entered into a Rights Agreement (“Rights Agreement”), dated as of June 17, 2019, with Computershare Trust Company, N.A., as rights agent (“Rights Agent”).
The adoption of the Rights Plan is intended to protect Verso and its stockholders from the actions of third parties that our board of directors determines are not in the best interests of Verso and its stockholders, and to enable all stockholders to realize the long-term value of their investment. The Rights Plan also protects Verso from any efforts to obtain control while it is conducting its strategic alternatives process so that it can maximize the likelihood of a successful outcome.
Although stockholder approval or ratification of the Stockholder Rights Plan is not required by Verso’s Certificate and Bylaws, the Rights Agreement or applicable law, our board of directors has decided to request stockholder approval, on an advisory basis, of the Stockholder Rights Plan as a matter of good corporate practice. If the stockholders do not approve the Stockholder Rights Plan, our board of directors, in its discretion, may terminate the Stockholder Rights Plan if it determines that such a change would be in the best interests of Verso and our stockholders. If the stockholders approve the Stockholder Rights Plan, the board of directors can still terminate the Rights Agreement at any time prior to the Distribution Date (as described below). If the board of directors does not otherwise terminate the Stockholder Rights Plan, it will expire under its current terms on June 17, 2020. Whether or not this Proposal 5 is adopted by stockholders on an advisory basis, the directors could, in accordance with their fiduciary duties and to protect the interests of Verso and its stockholders, amend the Rights Agreement to extend the expiration date of the Rights Agreement or adopt a new rights agreement following the expiration date.
A summary of certain terms of the Rights Agreement is set forth below under “Description of Rights Agreement”. This description is only a summary, is not complete, and is qualified in its entirety by the text of the entire Rights Agreement which is attached to this Proxy Statement as Appendix C. If there is a conflict between the summary below and the Rights Agreement, the Rights Agreement will govern.
Description of Rights Agreement
Effectiveness
The Rights Agreement became effective on June 17, 2019. The board declared a dividend of one Right for each outstanding share of Common Stock payable to stockholders of record on the Record Date. Initially, the Rights will not be exercisable, and unless and until there is a Distribution Date (as defined below):
•
the Rights are evidenced by and trade with the certificates for the shares of Common Stock (or, with respect to any uncertificated Common Stock registered in book-entry form, by notation in book-entry), and not by separate Rights certificates;

•
the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated shares of Common Stock registered in book-entry form) also constitutes the transfer of the Rights associated with such Common Stock;

•
new certificates for shares of Common Stock issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of Common Stock registered in book-entry form, this legend will be contained in a notice to the record holder thereof); and

•
the Rights will accompany any new shares of Common Stock that are issued after the Record Date.

Limited Duration Term
The Rights expire at or prior to the earliest of   (i) the first anniversary of the Rights Agreement, (ii) the redemption or exchange of the Rights as described below, (iii) a determination by the Board of Directors to not pursue any strategic transaction of, by or involving the Company, as determined by the Company’s Board of Directors, including a merger, joint venture, partnership, business combination, recapitalization, sale, distribution, transfer or other disposition or acquisition of assets or equity interests of the Company, or (iv) the approval of any merger or other acquisition transaction involving the Company or other strategic transaction (as determined by the Board) by the requisite stockholders as further described in the Rights Agreement.
Distribution Date and Detachability of Rights Certificates
The date when the Rights become exercisable is the “Distribution Date.”
Subject to certain exceptions specified in the Rights Agreement, the Rights will become exercisable following the earlier of the close of business on (i) the fifth (5th) business day after a public announcement that either discloses that a person or a group of related persons has acquired beneficial ownership of fifteen percent (15%) or more of the Common Stock other than as a result of repurchases of Common Stock by the Company, the exercise of any option, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, receipt of Common Stock from the estate of a deceased person via a will or charitable trust created by the decedent for estate planning purposes or certain inadvertent acquisitions (an “Acquiring Person”) or information which reveals the existence of an Acquiring Person, or (ii) the fifth (5th) business day, or such later date as may be determined by the board, after a person or a group of related persons announce or commence a tender or exchange offer that would result in a person or a group of related persons becoming an Acquiring Person, unless such offer is a Qualifying Transaction (as defined below); provided, however, that in no event will the Distribution Date be prior to the Record Date. A “Qualifying Transaction” is an offer that (a) is a fully financed, all-cash tender offer or an exchange offer offering shares of the offeror traded on a national securities exchange (or a combination thereof); (b) for any and all of the outstanding shares of Common Stock, not subject to any pro ration; and (c) is made at the same per-share consideration for all such shares of Common Stock. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.
After the Distribution Date, the Rights will separate from the Common Stock and become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights. The Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date.
Exempt Persons
The Rights Agreement provides that an Acquiring Person does not include the Company or any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. The Rights Agreement also provides that any person that would otherwise be deemed an Acquiring Person as of the date of the adoption of the Rights Agreement will be exempted but only for so long as it does not acquire or is deemed to acquire, without the prior approval of the board, beneficial ownership of additional Common Stock representing 1% or more of the shares of Common Stock then outstanding following the adoption of the Rights Agreement. Additionally, the Rights Agreement provides that a person will not become an “Acquiring Person” solely as the result of the acquisition by such person of beneficial ownership of shares of Common Stock tendered to such person in a Qualifying Transaction.
Preferred Stock Purchasable Upon Exercise of Rights
After the Distribution Date, each Right will entitle the holder to purchase, for the Purchase Price, one one-thousandth of a share of Preferred Stock having economic and other terms similar to that of one share of Common Stock. This portion of a share of Preferred Stock is intended to give a stockholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock.
Flip-In Trigger
If a person or group of related persons becomes an Acquiring Person, then each Right will entitle the holder thereof to purchase, upon payment of the Purchase Price, in accordance with the terms of the Rights Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value of twice the Purchase Price, determined as of the earlier to occur of  (i) the Distribution Date related to the event pursuant to which a person or group becomes an Acquiring Person and (ii) the event pursuant to which a person or group becomes an Acquiring Person.
Following the occurrence of an event set forth in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person, its Affiliates (as defined in the Rights Agreement), its Associates (as defined in the Rights Agreement) or certain of its transferees will be void.
Flip-Over Trigger
If, after an Acquiring Person obtains fifteen percent (15%) or more of the Common Stock, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company and in connection with such transaction all or part of the outstanding shares of Common Stock are converted into stock or other securities of another entity, cash, or other property or (iii) the Company sells or transfers fifty percent (50%) or more of its assets or earning power, then each holder of a Right (except for Rights that have previously been voided as set forth above) will have the right to receive, upon exercise of the Right and payment of the Purchase Price, in accordance with the terms of the Rights Agreement, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Purchase Price.
Redemption of the Rights
The Rights will be redeemable at the board’s sole discretion for $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the board) (the “Redemption Price”) at any time prior to the event which causes a person or group of related persons to become an Acquiring Person. Immediately upon the action of the board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price. The Redemption Price will be adjusted if the Company undertakes a stock dividend, a stock split or similar transaction.
Exchange Provision
At any time after the date on which a person beneficially owns fifteen percent (15%) or more of the Common Stock and prior to the acquisition by the person of fifty percent (50%) or more of the Common Stock, the board may exchange the Rights (other than Rights owned by the Acquiring Person, which would have become void), in whole or in part, for Common Stock at an exchange ratio (subject to adjustment) of one share of Common Stock per Right (or, if insufficient shares are available, the Company may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).
Amendment of Terms of Rights Agreement and Rights
For so long as the Rights are redeemable, the Company may supplement or amend any provision of the Rights Agreement (and can direct the Rights Agent to do so) without the approval of any holders of the Rights, including to make the provisions of the Rights Agreement inapplicable or otherwise alter, amend or supplement the terms of the Rights Agreement with respect to a particular transaction by which a person might otherwise become an Acquiring Person. At any time when the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the approval of any holders of Rights (and the Company may direct the Rights Agent to do so), provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause the Rights Agreement again to become amendable other than in accordance with the provisions thereof or (c) cause the Rights again to become redeemable.
The Company is entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of Rights (and Preferred Stock) as contemplated in the Rights Agreement and to ensure that an Acquiring Person does not obtain the benefits thereof, and amendments in respect of the foregoing are not be deemed to adversely affect the interests of the holders of Rights. Neither the Company nor the Rights Agent may effect a supplement or amendment which changes the Redemption Price.
Supplements and amendments to the Rights Agreement become effective upon the Company’s execution thereof, whether or not also executed by the Rights Agent (but are not binding upon the Rights Agent until executed by the Rights Agent); provided, however, that to the extent a supplement or amendment adversely affects the Rights Agent’s own rights, duties, obligations or immunities under the Rights Agreement, such supplement or amendment is not effective against the Rights Agent without its express written consent.
Rights of Holders
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
Anti-Dilution Provisions
The board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Common Stock.
With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least one percent (1%) of the Purchase Price.
Taxes
The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income. The Company has agreed that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the certificates evidencing the Rights or of any shares of Preferred Stock (or other securities of the Company) upon the exercise of Rights.
Certain Anti-Takeover Effects
The Rights are not intended to prevent a takeover of the Company and should not interfere with any merger or other business combination approved by the board. However, the Rights may cause substantial dilution to a person or group that acquires beneficial ownership of fifteen percent (15%) or more of the outstanding Common Stock (which includes for this purpose stock referenced in derivative transactions and securities).
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, “FOR” THE APPROVAL OF THE STOCKHOLDER RIGHTS PLAN
Proposal 6 — Advisory Vote on a Majority Vote Requirement for Elections of Directors
The board of directors is soliciting stockholder input on whether to adopt a policy or an amendment to the Bylaws so as to change the standard for director elections from a plurality vote requirement to a majority vote requirement.
If the advisory vote described in this Proposal 6 is approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 6, then the board of directors shall, prior to Verso’s 2020 Annual Meeting of Stockholders, either adopt a policy or amend Section 2.7 of Verso’s Bylaws, which currently provides that “unless a different or minimum vote on a matter is provided by law, the Certificate, the Bylaws, the rules or regulations of any stock exchange applicable to the Company, or any regulation applicable to the Company or its securities, in which case such different or minimum vote shall be the applicable vote for such matter, directors are elected by vote of the holders of a plurality of the votes cast.” In making a determination as to the form and scope of a policy or amendment to Section 2.7 of the Bylaws relating to a majority vote requirement, the board of directors expects that it would take into account a variety of factors, including, without limitation, (i) the then composition of Verso’s stockholder base, (ii) the composition of Verso’s stockholder base that voted in favor of Proposal 6 (as well as whether such stockholders (x) make their own decisions relating to the election of directors or (y) delegate or adhere to the recommendations of outside proxy advisory services without independent consideration), (iii) the percentage of outstanding shares of Verso common stock, on a fully diluted basis, that was voted in favor of Proposal 6, (iv) the then composition of the board of directors, including diversity of experience, and (v) the status of Verso’s ongoing strategic review.
If Proposal 6 is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on Proposal 6, then the board of directors does not intend or expect to consider whether to adopt a policy or amend Section 2.7 of the Bylaws so as to change the plurality vote requirement for director elections.
THE BOARD OF DIRECTORS DOES NOT SUBMIT A RECOMMENDATION RELATED TO PROPOSAL 6.
Proposal 7 — Stockholder Proposal to Repeal Any Amendments to the Amended and Restated Bylaws Adopted After June 26, 2019
The Company has received notice from Lapetus of its intention to present the following resolution for action at the meeting, which would allow stockholders of the Company to repeal any amendments to the Bylaws adopted after June 26, 2019 (the “Bylaw Repeal Proposal”). Adoption of the Bylaw Repeal Proposal would have the effect of repealing any amendments to the Bylaws adopted after June 26, 2019, of which there are currently none.
RESOLVED, that any provision of the Amended and Restated Bylaws of Verso Corporation as of the date of effectiveness of this resolution that was not included in the Bylaws effective as of June 26, 2019 and publicly filed with the Securities and Exchange Commission prior to June 26, 2019, be and hereby is repealed.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE ADOPTION OF THE BYLAW REPEAL PROPOSAL.
Statement in Opposition
The Bylaw Repeal Proposal seeks to repeal each provision or amendment to the Bylaws adopted after June 26, 2019, without regard to the subject matter of any bylaw provisions or amendment in question.
No provisions or amendments to the Bylaws have been adopted after June 26, 2019. While the board does not currently expect to adopt any amendments to the Bylaws prior to the meeting, the board could determine prior to the meeting that an amendment is necessary and in the best interest of the Verso’s stockholders. The board believes that the automatic repeal of any Bylaw amendment, irrespective of its content, duly adopted by the board (whether with or without stockholder approval) could have the effect of repealing one or more properly adopted Bylaw amendments that the board determined to be in the best interests of Verso and its stockholders and adopted in furtherance of its fiduciary duties, including in response to future events not yet known to the board.
Furthermore, as a public company subject to the federal proxy rules, it might be impracticable — if not impossible — for Verso to obtain stockholder approval for a necessary Bylaw amendment within a timeframe necessary to serve the best interests of the Company and its stockholders.
As the board is fully empowered by its governing documents and applicable law to alter, amend or repeal provisions to the Bylaws in accordance with its fiduciary duties and no provision of the Bylaws is expected to be impacted by the Bylaw Repeal Proposal, we believe this proposal represents no purpose other than to limit board actions otherwise permitted by the Company’s governing documents and Delaware law.
For these reasons, the board urges stockholders to vote “AGAINST” the Bylaw Repeal Proposal.

STOCKHOLDERS
Security Ownership of Management and Certain Beneficial Owners
The following table provides information about the beneficial ownership of Verso’s common stock as of December 16, 2019, by each of our directors, director nominees and named executive officers, all of our directors and executive officers as a group, and each person known to our management to be the beneficial owner of more than 5% of the outstanding shares of our common stock. As of December 16, 2019, there were 34,704,367 outstanding shares of our Class A common stock and no shares of Class B common stock outstanding. All of the previously outstanding Class B common stock has been converted into Class A common stock. Because there are no outstanding shares of or rights to acquire our Class B common stock, we do not provide any information on our shares of Class B common stock in the table or footnotes below.
Name of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Shares of Class A Common Stock Beneficially Owned(1)
Directors, Director Nominees and Named Executive Officers:
B. Christopher DiSantis(3)	192,831	*
Adam St. John(2)	40,356(4)	*
Allen J. Campbell(2)	51,520	*
Michael A. Weinhold(2)	34,273	*
Kenneth D. Sawyer(2)	29,787	*
Dr. Robert K. Beckler	—	*
Paula H.J. Cholmondeley	—	*
Alan J. Carr(2)	23,400	*
Eugene I. Davis(2)	23,400	*
Randy J. Nebel(2)	1,022	*
Steven D. Scheiwe(2)	26,074	*
Jay Shuster(2)	23,400	*
Nancy M. Taylor(2)	1,022	*
All current Directors and Executive Officers as a group (11 persons)(5)	261,026	0.8%
5% or Greater Holders
Dimensional Fund Advisors LP(6)	2,810,761	8.1%
BlackRock, Inc.(7)	2,505,971	7.2%
The Vanguard Group Inc.(8)	2,352,921	6.8%
Lapetus Capital II LLC(9)	2,330,683	6.7%
Oaktree Capital Management LP(10)	1,976,270	5.7%
SCW Capital Management, L.P.(11)	1,902,397	5.5%

*
Less than 1% of the outstanding shares of our common stock.

(1)
“Beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. The number and percentage of shares of common stock beneficially owned by each person listed in the table is determined based on the shares of common stock that such person beneficially owned as of December 16, 2019, or that such person has the right to acquire within 60 days thereafter. The number of outstanding shares used as the denominator in calculating the percentage ownership and voting power of the outstanding shares of Class A common stock for each person is the sum of  (a) 34,704,367 shares of Class A common stock outstanding as of December 16, 2019, and (b) the number of shares of Class A common stock that such person has the right to acquire as of December 16, 2019, or within 60 days thereafter. Each person has sole voting and sole investment power over the shares of common stock that the person beneficially owns, unless otherwise indicated.
(2)
The address for each director, director nominee and named executive officer of Verso is c/o Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.

(3)
Mr. DiSantis left his position as our President and Chief Executive Officer on April 5, 2019. Beneficial ownership information is based on information contained in the last Form 4 filed by Mr. DiSantis with the SEC prior to April 5, 2019.

(4)
Includes 8,270 shares owned directly by Mr. St. John’s spouse as of December 6, 2019, or which Mr. St. John’s spouse has the right to acquire within 60 days thereafter, and over which Mr. St. John may be deemed to have voting and/or investment power.

(5)
Excludes Mr. DiSantis, who is no longer an executive officer of Verso. Includes 6,772 shares owned directly by Mr. Lederer, our Senior Transaction Advisor.

(6)
In a Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 8, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 2,718,483 shares of Class A common stock and sole dispositive power over 2,810,761 shares of Class A common stock. The Schedule 13G also discloses that Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over our Class A common stock that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of our Class A common stock held by the Funds. However, all shares of Class A common stock reported in the table above are owned by the Funds. Dimensional disclaims beneficial ownership of such shares of Class A common stock. The address of the reporting person is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(7)
In a Schedule 13G filed by BlackRock, Inc. with the SEC on February 11, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 2,418,902 shares of Class A common stock and sole dispositive power over 2,505,971 shares of Class A common stock. The address of the reporting person is 55 East 52nd Street, New York, New York 10055.

(8)
In a Schedule 13G filed by The Vanguard Group Inc. with the SEC on February 12, 2019, the reporting person states that as of December 31, 2018 it beneficially owned and had sole voting power over 37,511 shares of Class A common stock, shared voting power over 2,514 shares of Class A common stock, and sole dispositive power over 2,317,213 shares of Class A common stock, and shared dispositive power over 35,708 shares of Class A common stock. The Schedule 13G also discloses that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 33,194 shares of Class A common stock as a result of its serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 6,831 shares of Class A common stock as a result of its serving as investment manager of Australian investment offerings. The address of the reporting person is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(9)
In a Schedule 13D/A filed by Lapetus Capital II LLC with the SEC on December 12, 2019, the reporting person states that as of December 3, 2019 that the reporting persons in the aggregate beneficially own 2,330,683 shares of Class A common stock. The Schedule 13D/A also discloses that each of Andrew M. Bursky and Timothy J. Fazio, by virtue of his status as a manager and Managing Partner of certain reporting persons, has shared voting and dispositive power of 2,330,683 shares of Class A common stock. The address of the reporting person is 100 Northfield Street, Greenwich, Connecticut 06830.

(10)
In a Schedule 13G/A filed by Oaktree Capital Management, L.P. with the SEC on September 24, 2019, the reporting person states that as of September 12, 2019 Oaktree Opps X Reserve 6, LLC (“Reserve 6”) directly owns 1,960,732 shares of Class A Common Stock (which includes warrants to purchase 184,413 shares of Class A common stock) and Oaktree Value Opportunities Fund Holdings, L.P. (“VOF Holdings”) directly owns 15,538 shares of Class A Common Stock (which consists of warrants to purchase 15,538 shares of Class A common stock). The Schedule 13G/A also discloses that Oaktree Capital Group Holdings GP, LLC may be deemed to have beneficial ownership of the shares owned by Reserve 6 and VOF Holdings by way of indirect control of Reserve 6 and VOF Holdings. The address of the reporting person is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

(11)
In a Schedule 13D/A filed by SCW Capital Management, LP with the SEC on December 12, 2019, the reporting person states that as of December 10, 2019 it beneficially owned and had shared voting and dispositive power over 1,902,397 shares of Class A common stock. The Schedule 13D/A also discloses that SCW Capital Management, LP serves as investment manager to, and may be deemed to beneficially own securities owned by, each of SCW Capital, LP and SCW Capital QP, LP, which are the record and direct beneficial owners of the securities covered by the Schedule 13D/A. The address of the reporting person is 3131 Turtle Creek Blvd., Suite 850, Dallas, Texas 75219.

Equity Compensation Plan Information
The table below sets forth information regarding the number of shares of common stock to be issued upon the exercise of the outstanding stock options, warrants and rights granted under our equity compensation plans and the shares of common stock remaining available for future issuance under our equity compensation plans as of December 31, 2018.
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected on Column (a)) (c)
Equity compensation plans approved by security holders	1,315,822(1)	$—	2,141,512(2)
Equity compensation plans not approved by security holders	—	—	—
Total	1,315,822	$—	2,141,512

(1)
All the shares were subject to then-outstanding restricted stock units (“RSUs”) granted under the Performance Incentive Plan (“PIP”), with the number of shares subject to performance-based vesting RSUs presented based on the “target” level of performance (100% vesting). The RSUs have no exercise price.

(2)
All the shares were available for future issuance or delivery under the PIP and, subject to certain limits thereunder, generally were available for any type of award authorized under the PIP, including stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, RSUs, phantom stock and similar rights to purchase or acquire shares of our Class A common stock.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and the SEC’s rules thereunder require that our directors and executive officers and the beneficial owners of more than 10% of Verso’s common stock file with the SEC initial reports of, and subsequent reports of changes in, their beneficial ownership of our common stock. Based solely on our review of such Section 16(a) reports and written representations that our directors and executive officers have furnished to us, we believe that all reporting persons complied with all applicable Section 16(a) filing requirements during 2018.

EXECUTIVE OFFICERS, DIRECTORS AND director nominees
The following table and biographical descriptions provide information regarding our executive officers, directors and director nominees as of December 16, 2019.
Name	Age	Position(s)
Adam St. John	56	Chief Executive Officer and Director
Michael A. Weinhold	55	President
Allen J. Campbell	62	Senior Vice President and Chief Financial Officer
Kenneth D. Sawyer	64	Senior Vice President of Human Resources and Communications
Leslie T. Lederer	71	Senior Transaction Advisor
Alan J. Carr	49	Director and Co-Chairman of the Board
Eugene I. Davis	64	Director and Co-Chairman of the Board
Randy J. Nebel	63	Director
Steven D. Scheiwe	59	Director
Jay Shuster	65	Director
Nancy M. Taylor	59	Director
Dr. Robert K. Beckler	58	Director Nominee
Paula H.J. Cholmondeley	72	Director Nominee
Executive Officers
Adam St. John
Mr. St. John has been our Chief Executive Officer and a director since his appointment by the board of directors on November 11, 2019. Prior to that, Mr. St. John served as our Senior Vice President of Manufacturing since August 2016. He previously served in various operations management positions with Verso, most recently as Regional Vice President of Operations from 2015 to July 2016, Mill Manager of our Quinnesec mill in Michigan from 2011 to 2015, and Operations Manager of our Androscoggin mill in Maine from 2009 to 2011. Before joining Verso, Mr. St. John worked at Georgia-Pacific Corporation, a subsidiary of Koch Industries, Inc., in operations management roles at its mill in Old Town, Maine, from 1992 to 2006.
Michael A. Weinhold
Mr. Weinhold has been our President since his appointment by the board of directors on November 14, 2019. Mr. Weinhold served as our President of Graphic and Specialty Papers from February 2017 until November 2019. He previously served as our Senior Vice President of Sales, Marketing and Product Development from 2011 to January 2017 and our Senior Vice President of Sales and Marketing from 2006 to 2011. Before joining Verso, Mr. Weinhold worked at International Paper Company from 2000 to 2006, where he held sales, marketing and management positions in the Coated and Supercalendered Papers Division, including Business Manager from 2004 to 2006, Business Manager of Sales and Marketing from 2003 to 2004, and Director of Marketing and Product Development from 2001 to 2003. Mr. Weinhold worked at Champion International Corporation in sales and marketing positions from 1994 until it was acquired by International Paper Company in 2000.
Allen J. Campbell
Mr. Campbell has been our Senior Vice President and Chief Financial Officer since 2015. Before joining Verso, he worked at Cooper-Standard Holdings Inc., the parent company of Cooper-Standard Automotive Inc., a leading global supplier of systems and components for the automotive industry, from 1998 to 2015. At Cooper Standard, Mr. Campbell held accounting, finance and management positions, including Executive Vice President and Chief Infrastructure Officer in 2015 and Executive Vice President and Chief Financial Officer from 2005 to 2015. He worked at The Dow Chemical Company in accounting and finance positions from 1980 to 1998.

Kenneth D. Sawyer
Mr. Sawyer has been our Senior Vice President of Human Resources and Communications since 2015. He previously served as our Vice President of Human Resources from 2011 to 2015. Before joining Verso, Mr. Sawyer worked at AbitibiBowater, Inc. (now named Resolute Forest Products Inc.), a producer of pulp, paper and wood products, from 2007 to 2010, where he was Director of Human Resources for United States operations from 2009 to 2010 and Director of Human Resources for the Commercial Printing Papers Division in the United States, Canada and South Korea from 2007 to 2009. Mr. Sawyer worked at Bowater Incorporated, a manufacturer of pulp, paper and wood products, from 1999 to 2007, where he was Director of Process Improvement and Organization Effectiveness from 2006 to 2007 and Director of Human Resources of the Coated Papers Division from 1999 to 2006. Mr. Sawyer was Vice President of Human Resources of Dorsey Trailers, Inc., a transportation equipment manufacturer, from 1993 to 1999.
Leslie T. Lederer
Mr. Lederer has served as our Senior Transaction Advisor since November 11, 2019. From April 5, 2019 to November 11, 2019, Mr. Lederer served as our Interim Chief Executive Officer. Mr. Lederer served as Chairman of the Board of Directors of Catalyst Paper Corporation (“Catalyst”), a publicly traded Canadian pulp and paper manufacturer, from September 2012 to December 2017 and as Catalyst’s interim President and Chief Executive Officer (May 2017 to October 2017) and Chief Restructuring Officer (December 2017 to March 2019). Mr. Lederer has also served as a consultant in financing, restructuring and mergers and acquisitions since 2008. From July 2007 to August 2008, Mr. Lederer was senior advisor for SSAB Svenskt Stal AB (“SSAB”), a Swedish based international steel producer. Prior to that, Mr. Lederer was at IPSCO Inc., a North American steel producer, in the capacity of Vice President, Secretary and General Counsel from March 2005 to July 2007, when it was acquired by SSAB.
Director Nominees
Biographical descriptions on our director nominees may be found under the “PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL — Proposal 1 — Election of Directors — Director Nominees” section of this Proxy Statement.
The following five directors are standing for re-election at the Annual Meeting: Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor. On December 10, 2019, Messrs. Carr and Davis notified the Verso board of directors they will not seek re-election at the Annual Meeting. To fill the two to-be-vacant board seats, the Verso board of directors has nominated Dr. Robert K. Beckler and Paula H.J. Cholmondeley for election at the Annual Meeting.
Other Matters Concerning Executive Officers and Directors
On January 26, 2016, Verso and substantially all of our direct and indirect subsidiaries (“Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”). The Chapter 11 cases (“Chapter 11 Cases”) were consolidated for procedural purposes only and administered jointly under the caption “In re: Verso Corporation, et al., Case No. 16-10163.” On June 23, 2016, the Bankruptcy Court entered an order confirming the Debtors’ First Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated as of June 20, 2016 (“Plan”). On July 15, 2016, the Plan became effective pursuant to its terms and the Debtors emerged from their Chapter 11 reorganization.
All of our executive officers, other than Mr. St. John and Mr. Lederer, were executive officers of Verso before and during the Chapter 11 Cases. Mr. St. John was serving as our Regional Vice President of Operations during the Chapter 11 Cases, but he did not become an executive officer of Verso until he was elected our Senior Vice President of Manufacturing in August 2016. No director served in such capacity or as an executive officer of Verso prior to our emergence from Chapter 11 reorganization.
In addition, Mr. Campbell was serving as Chief Financial Officer of Cooper-Standard Holdings, Inc. when it voluntarily filed for protection under Chapter 11 of Title 11 of the Bankruptcy Code on August 3, 2009.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board of Directors Structure
Verso’s board of directors currently consists of seven directors. On November 11, 2019, our board of directors appointed Adam St. John, formerly our Senior Vice President of Manufacturing, as our Chief Executive Officer and to the board of directors to fill the vacancy created when Christopher DiSantis left his position as a Director and our President and Chief Executive Officer on April 5, 2019. Concurrently on November 11, 2019, in accordance with our Bylaws, our board of directors increased the size of our board of directors from five directors to the current seven. Effective November 14, 2019, the board appointed two new directors, Randy J. Nebel and Nancy M. Taylor, to fill the resulting vacancies on the board.
Each director serves for a one-year term and until the election and qualification of his successor, subject to such director’s earlier death, resignation or removal.
Leadership Structure
The current leadership structure of our board of directors consists of two Co-Chairmen of the Board, Alan J. Carr and Eugene I. Davis, both of whom are independent directors. On December 10, 2019, Messrs. Carr and Davis notified the Verso board of directors they will not seek re-election at the Annual Meeting. The board of directors anticipates that Steven D. Scheiwe, a director of Verso since 2016, will succeed Mr. Carr and Mr. Davis as Chairman of the Board following the Annual Meeting. The role of the Co-Chairmen of the Board, or the Chairman of the Board, is to lead and oversee the board of directors, including ensuring that the board of directors functions effectively and fulfills its responsibilities to Verso and our stockholders. The Co-Chairmen of the Board preside at meetings of the board of directors. Our Chief Executive Officer, Adam St. John, is also a member of our board of directors. The role of our Chief Executive Officer is to lead and manage Verso and serve as our primary liaison with the board of directors.
Verso does not have any policy that requires the roles of Chairman of the Board and Chief Executive Officer to be filled by separate individuals, nor do we have any policy that requires the Chairman of the Board to be selected from a particular group of directors such as non-employee directors or independent directors. The board of directors has the prerogative to adopt such a policy, but has not found it necessary to do so. Instead, the board of directors has the flexibility to determine who should serve as the Chairman of the Board, and whether the Chairman of the Board and the Chief Executive Officer should be separate individuals, in each case based on Verso’s needs from time to time. The board of directors makes its determination based on the criteria and considerations that it deems appropriate to provide suitable leadership for the board of directors and Verso.
Verso believes that our current leadership structure, in which the roles of Co-Chairmen of the Board and Chief Executive Officer are separated, is appropriate for us at this time. This structure enhances the board of directors’ oversight of management, because our Co-Chairmen of the Board are more likely to question management actions. The separation of roles also permits the Co-Chairmen of the Board to participate in non-management executive sessions of the board of directors. Following the Annual Meeting, the Board expects to appoint Steven D. Scheiwe as Chairman of the Board. Finally, this structure allows the Chief Executive Officer to focus his efforts on the job of leading and managing Verso on a daily basis.
Director Independence
The New York Stock Exchange (“NYSE”) requires that a listed company have a majority of independent directors as well as an audit committee, a compensation committee and a corporate governance and nominating committee composed entirely of independent directors. Our board of directors has affirmatively determined that six of our current seven directors — Alan J. Carr, Eugene I. Davis, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster and Nancy M. Taylor — are independent under the NYSE’s listing standards. In making this determination, our board of directors has affirmatively determined that each of these directors meets the objective criteria for independence set forth by the NYSE and that none of them has any relationship, direct or indirect, to us other than as stockholders or through their service as our directors. Mr. St. John is not independent under the NYSE’s listing standards as a result of serving as our

Chief Executive Officer. Mr. DiSantis was not independent under the NYSE’s listing standards during his service on the board of directors through his departure on April 5, 2019, as a result of serving as our President and Chief Executive Officer during such time.
Committees of the Board of Directors
Committee Overview
Verso’s board of directors has three standing committees — the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee — each of which operates under a written charter adopted by our board of directors, which is available on Verso’s website at www.versoco.com on the “Our Company — Board of Directors” page. Mr. St. John, our Chief Executive Officer, does not serve on any committees of the board of directors.
The following table summarizes the current composition of the standing committees of the board of directors.
Director	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Alan J. Carr	•	•	•	•(1)
Eugene I. Davis	•	—	•	•(1)
Randy J. Nebel(2)	•	—	•	•
Steven D. Scheiwe	•	•(1)	—	•
Jay Shuster	•	•	•(1)	•
Nancy M. Taylor(2)	•	•	—	•

(1)
serves as the chairperson or co-chairperson of the committee

(2)
each of Mr. Nebel and Ms. Taylor were appointed as an independent director as of November 14, 2019 and appointed to the respective committees noted above as of November 22, 2019

The following table summarizes the anticipated composition of the standing committees of the board of directors following the Annual Meeting, if each of our director nominees are elected at the Annual Meeting.
Director	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee(4)
Dr. Robert K. Beckler	•	—(3)	—(3)	•(3)
Paula H.J. Cholmondeley	•	—(3)	—(3)	•(3)
Randy J. Nebel(2)	•	—	•	•
Steven D. Scheiwe	•	•(1)	—	•
Jay Shuster	•	•	•(1)	•
Nancy M. Taylor(2)	•	•	—	•

(1)
serves as the chairperson of the committee

(2)
each of Mr. Nebel and Ms. Taylor were appointed as an independent director as of November 14, 2019 and appointed to the respective committees noted above as of November 22, 2019

(3)
each of Dr. Beckler and Ms. Cholmondeley have been nominated for election at the Annual Meeting; if elected, the Verso board of directors expects that each will serve on the Corporate Governance and Nominating Committee and either the Audit Committee or the Compensation Committee

(4)
the Verso board of directors expects to appoint the succeeding chairperson of the Corporate Governance and Nominating Committee following the Annual Meeting

Audit Committee
The Audit Committee currently consists of four directors — Messrs. Scheiwe, Carr and Shuster and Ms. Taylor — appointed by the board of directors. The purposes of the Audit Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding —
•
the integrity of Verso’s financial statements and other financial information provided to our stockholders and other relevant parties;

•
Verso’s system of internal control;

•
the performance of our internal accounting and financial controls and the function of the internal audit department;

•
the independent accountants’ qualifications, independence and performance; and

•
Verso’s process for monitoring compliance with applicable legal and regulatory requirements, including accounting, financial reporting and public disclosure requirements.

The board of directors has determined that each director serving on the Audit Committee is independent under the applicable rules of the NYSE and Exchange Act, satisfies the NYSE’s requirements of being financially literate and possessing accounting or related financial management expertise, and qualifies as an “audit committee financial expert” under the SEC’s rules.
Compensation Committee
The Compensation Committee currently consists of four directors — Messrs. Shuster, Carr, Davis and Nebel — appointed by the board of directors. The purposes of the Compensation Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding —
•
review and approval of Verso’s compensation philosophy and objectives for our executive officers;

•
review and approval of the performance goals and objectives relevant to the compensation of Verso’s executive officers;

•
review and approval of the compensation of our executive officers; and

•
acting as administrator as may be required by Verso’s incentive compensation and equity-related plans in which our executive officers may be participants.

The board of directors has determined that each director serving on the Compensation Committee is independent under the applicable rules of the NYSE, qualifies as a “non-employee director” as defined in SEC’s rules, and qualifies as an “outside director” as contemplated in Section 162(m) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).
In determining the compensation of our executive officers other than the Chief Executive Officer, the Compensation Committee considers, among other things, the recommendations of the Chief Executive Officer. However, the Compensation Committee is solely responsible for making final decisions on the compensation of our executive officers.
In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with applicable laws and regulations, the Certificate and the Bylaws. The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee.
Since 2017, the Compensation Committee has retained Lyons, Benenson & Company Inc. (“Lyons Benenson”) as its independent compensation consultant. In retaining Lyons Benenson, the Compensation Committee, after considering the factors prescribed by the SEC for purposes of assessing the independence of compensation advisors, determined that no conflicts of interest exist between us and Lyons Benenson or any individuals working on our account on Lyons Benenson’s behalf. Lyons Benenson reviewed our executive compensation policies, programs and practices so that it could advise the Compensation Committee on the design of our 2018 executive compensation program.

Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee currently consists of six directors — Messrs. Carr, Davis, Nebel, Scheiwe and Shuster and Ms. Taylor — appointed by the board of directors. The Corporate Governance and Nominating Committee is composed of all of our independent directors. As a result, the actions of Corporate Governance and Nominating Committee are frequently addressed in full board meetings. The purposes of the Corporate Governance and Nominating Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding —
•
identification of qualified candidates to become directors of Verso, consistent with criteria approved by the board of directors;

•
selection of nominees for election as directors at meetings of our stockholders at which directors are to be elected;

•
selection of candidates to fill vacancies and newly created directorships on the board of directors;

•
identification of best practices and recommendation of corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance;

•
development and recommendation to the board of directors of guidelines setting forth corporate governance principles applicable to Verso; and

•
oversight of the evaluation of the board of directors and management.

The board of directors has determined that each director serving on the Corporate Governance and Nominating Committee is independent under the NYSE’s rules.
Nomination and Evaluation of Director Candidates
Verso’s board of directors will consider nominating all potential candidates for election as directors who are recommended by our stockholders or board of directors, provided that the recommendation complies with the relevant requirements of our Bylaws. All recommendations of candidates for director must be made in accordance with the provisions of Article II, Section 2.14 of Verso’s Bylaws, which sets forth requirements concerning the information to be provided about the candidate and the timing for the submission of the recommendation. Any stockholder who desires to recommend a candidate for nomination as a director should send the nomination to the Corporate Governance and Nominating Committee, c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
The Corporate Governance and Nominating Committee screens every potential director candidate in the same manner, regardless of the source of his or her recommendation. Each director candidate must possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. In further evaluating the suitability of director candidates (both new candidates and current directors), the Corporate Governance and Nominating Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, electing) such candidates, takes into account many factors, including the candidate’s —
•
business judgment and ability to make independent analytical inquiries;

•
understanding of manufacturing, sales, marketing, product development, finance and other elements relevant to Verso’s success in a competitive business environment;

•
professional background, including experience as a director of a public company and as an officer or former officer of a public company;

•
experience in our industry and with relevant social policy concerns;

•
understanding of our business on a technical level; and

•
educational background, including academic expertise in an area of our operations.

The Corporate Governance and Nominating Committee and the board of directors also evaluate each director candidate in the context of the board of directors as a whole, with the objective of assembling a group of directors who can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee and the board of directors also consider the director’s past attendance at board and committee meetings, the director’s participation in and contributions to the activities of the board of directors, and the results of the most recent board of directors self-evaluation. Notwithstanding the foregoing criteria, if Verso is legally required, by contract or otherwise, to permit a party to designate one or more directors to be elected or appointed to our board of directors (e.g., pursuant to rights contained in a certificate of designation of a class of preferred stock), then the nomination or appointment of such directors will be governed by those requirements.
Verso does not have a formal policy with regard to the consideration of diversity in identifying candidates for election to the board of directors, but the Corporate Governance and Nominating Committee recognizes the benefits associated with a diverse group of directors and takes diversity considerations into account when identifying director candidates. The Corporate Governance and Nominating Committee considers diversity in the broadest context, including the familiar diversity concepts of race, national origin, gender, etc., as well as diversity of professional experience, employment history, and experience on other boards of directors and as management of other companies.
Director Attendance at Board of Directors and Committee Meetings
The board of directors and the Audit Committee hold meetings on at least a quarterly basis, and the Compensation Committee and the Corporate Governance and Nominating Committee hold meetings as necessary or appropriate. At times, the board of directors and its committees also act by written consent in lieu of formal meetings. In 2018, the board of directors met 21 times; the Audit Committee met five times; the Compensation Committee met three times; the Corporate Governance and Nominating Committee met one time (other than actions taken in full board meetings as a result of each independent director being a member of the Corporate Governance and Nominating Committee), and the Strategic Alternatives Committee met 17 times prior to being disbanded in September 2018 and its functions undertaken by the full board of directors. In 2018, each incumbent director attended all meetings of the committees on which he served and at least 95% of the meetings of the board of directors that were held during the periods that he served as a director.
The NYSE’s listing standards require that our non-management directors meet regularly in executive session without management present. Verso’s Corporate Governance Guidelines require our non-management directors to meet in executive session without management directors or management present at least two times per year. In 2018, our non-management directors held five executive sessions without management directors or management present. The presiding director at the executive sessions is one of the Co-Chairmen of the Board or, in their absence, a director selected by a majority vote of the non-management directors present. Executive sessions are of no fixed duration, and our non-management directors are encouraged to raise and discuss any issues of concern.
Director Attendance at Stockholders Meetings
Verso’s policy is that our directors are invited and encouraged to attend our annual stockholders meetings. All of our then-current directors except Mr. Davis attended our 2018 annual meeting of stockholders.
Communications with Directors
Stockholders and any other interested party wishing to communicate with our board of directors, our non-management directors, or a specific director may do so by delivering the written communication in person or mailing it to the Board of Directors, c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Communications will be distributed to specific directors as directed in the communication. If addressed generally to the board of directors, communications may be distributed to specific members of the board of directors as appropriate, depending on the topic of the communication.

For example, if a communication relates to accounting, internal controls or auditing matters, unless otherwise specified, the communication will be forwarded to the chairperson of the Audit Committee. From time to time, the board of directors may change the process by which stockholders and others may communicate with the board of directors or its members. Please refer to Verso’s website for any change in this process.
Corporate Governance General
In furtherance of Verso’s board of directors’ goals of providing effective governance of our business and affairs for the long-term benefit of our stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, our board of directors has adopted the following corporate governance measures:
•
Corporate Governance Guidelines

•
Code of Conduct

•
Whistleblower Policy

Each of these documents is available, free of charge, in print to any stockholder who requests it. In addition, the Corporate Governance Guidelines, Code of Conduct and Whistleblower Policy are posted on Verso’s website at www.versoco.com on the “Our Company — Corporate Governance” page. The information on our website is not a part of this Proxy Statement.
Corporate Governance Guidelines
The Corporate Governance Guidelines set forth the framework within which Verso’s board of directors conducts its business. The Corporate Governance Guidelines are intended to assist our board of directors in the exercise of its responsibilities and to serve the interests of Verso and our stockholders. The Corporate Governance Guidelines set forth guiding principles on matters such as —
•
size of the board of directors;

•
director independence;

•
executive sessions of non-management directors;

•
director qualifications, and the selection of new directors;

•
matters potentially affecting directors’ service on our board of directors, such as serving as directors or audit committee members of other public companies, the impact on directors of changes in their employment, the absence of term limits, and the retirement age for directors;

•
director responsibilities;

•
director compensation;

•
director stock ownership;

•
director access to executive management and independent advisors;

•
meetings of the board of directors and its committees, including matters such as meeting frequency and attendance;

•
committees of the board of directors, including the qualifications of members of the Audit Committee;

•
board of directors participation in the development of management leadership; and

•
communications to the board of directors.

Code of Conduct
The Code of Conduct is a code of ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Conduct addresses topics such as —
•
ethical business conduct;

•
compliance with legal requirements;

•
confidentiality of our business information;

•
use of our property;

•
avoidance of conflicts of interest

•
conduct of our accounting operations, preparation of financial reports, and making of public disclosures; and

•
reporting of any violation of law or the Code of Conduct, unethical behavior, improper or questionable accounting or auditing, or inaccuracy in our financial reports or other public disclosures.

Verso employees are encouraged to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. Any such report may be made anonymously. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to directors or executive officers, will be made available through our website.
Whistleblower Policy
The Whistleblower Policy governs the receipt, retention and treatment of complaints received by Verso regarding accounting, internal controls, auditing matters and questionable financial practices. The Whistleblower Policy is designed to protect the confidential, anonymous submission by our employees of any concerns that they may have regarding questionable accounting or auditing matters. The Whistleblower Policy permits the reporting of those concerns by various means, including email, letter, telephone or a confidential hotline managed by an independent third-party vendor. Complaints will be reviewed under the Audit Committee’s direction, with oversight by our Vice President — Legal and Corporate Affairs, Senior Director Internal Audit and Compliance, or such other persons as the Audit Committee or the Vice President — Legal and Corporate Affairs determines to be appropriate.
Policy Relating to Related-Person Transactions
Verso’s policy, as set forth in the Audit Committee’s charter, is that all transactions with related persons, as contemplated in Item 404(a) of the SEC’s Regulation S-K, and regardless of the dollar amount of the transaction, are subject to review and approval by the Audit Committee. Since January 1, 2018, no transaction between Verso and any related person has been reviewed or approved.
Transactions with Related Persons
There have been no transactions with related persons to report since January 1, 2018.
Indemnification of Directors and Executive Officers
We have entered into indemnification agreements with each of our current directors and executive officers. The agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. We may enter into indemnification agreements with future directors and executive officers.

Board of Directors’ Oversight Role in Enterprise Risk Management
Companies face a variety of risks, including credit risk, liquidity risk and operational risk. Verso’s board of directors believes that an effective enterprise risk management system will timely identify the material risks that we face, communicate necessary information with respect to material risks to our senior executives and, as appropriate, to the board of directors or its relevant committee, implement appropriate and responsive risk management strategies, and integrate risk management into our decision-making.
Verso’s management has primary responsibility for enterprise risk management, including monitoring, identifying and addressing the risks facing us and bringing such risks that may be material to the attention of our board of directors or its appropriate committee. The board of directors also encourages management to promote a corporate culture that incorporates enterprise risk management into our corporate strategy and operations.
Our board of directors is generally responsible for the oversight of enterprise risk management. It has full access to our management so that it can maintain open and regular communication that allows it to perform its oversight function and that facilitates identifying, analyzing and addressing risks. The board of directors and its committees also serve a risk-control function by providing, through oversight of our management, checks and balances on our management’s decisions and actions.
Each committee of our board of directors has a high-level monitoring role with regard to risks associated with the matters that such committee oversees pursuant to its charter. As appropriate, a committee may identify specific risks to examine in detail, so that it may better evaluate and address those risks. Illustrating this notion:
•
The Audit Committee is charged with responsibility for specific areas of risk under its charter, including the integrity of Verso’s financial statements, our system of internal controls, the performance of our internal audit department, the independence of our independent accountants, and our process for complying with financial, legal and regulatory requirements.

•
The Compensation Committee monitors risks associated with Verso’s compensation philosophy, objectives, plans, agreements and other arrangements. The Compensation Committee’s role with regard to risk management in these areas is not specifically delineated in its charter or any policy. Rather, the Compensation Committee is attuned to the risks inherent in compensation matters, especially financial incentives, and it considers these risks (including whether incentives encourage excessive risk-taking) as it deems appropriate in making decisions concerning compensation matters.

•
The Corporate Governance and Nominating Committee has responsibility for several areas that entail potential risk to Verso, including corporate governance, oversight of the board of directors and its effective functioning, and director qualifications. In performing its duties in these areas, the Corporate Governance and Nominating Committee addresses the potential risks that would be associated with poor corporate governance, ineffective board functioning, or unqualified directors.

Each committee of the board of directors has the discretion and flexibility, within the guidelines specified in its charter, to determine the best means to carry out its oversight responsibilities concerning risk. If a committee determines it to be appropriate, the committee, or a representative designated by the committee, will discuss risk-related issues with our management, other internal personnel and third parties, and, if needed, will engage experts and consultants to assist with any review, analysis or investigation related to a particular area of risk. If a committee determines that it is appropriate to review and evaluate an identified risk, the committee will report its findings and recommendations to the board of directors. The board of directors ultimately is responsible for the adoption of any such recommendations.
The role that our board of directors and its committees plays in risk oversight does not have an impact on the leadership structure of our board of directors. However, we believe that having different individuals serve as our Co-Chairmen of the Board and our Chief Executive Officer facilitates risk oversight by providing the board of directors with leadership that is independent from management.

AUDIT COMMITTEE REPORT
Management is responsible for Verso’s internal controls and financial reporting process, including our internal control over financial reporting, and for preparing our consolidated financial statements. Deloitte & Touche LLP, an independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of our audited consolidated financial statements to accounting principles generally accepted in the United States of America in all material respects. In this context, the responsibility of the Audit Committee is to oversee our accounting and financial reporting processes and the independent audit of our consolidated financial statements.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP our audited consolidated financial statements as of and for the year ended December 31, 2018. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, issued by the PCAOB.
The Audit Committee received the written communication from Deloitte & Touche LLP required by the PCAOB regarding all relationships between them and us that, in their judgment, reasonably may be thought to bear on independence and to discuss their independence with the Audit Committee. The Audit Committee discussed with Deloitte & Touche LLP its independence and considered in advance whether the provision of any non-audit services by Deloitte & Touche LLP is compatible with maintaining its independence. The Audit Committee also received and reviewed a report by Deloitte & Touche LLP outlining communications required by NYSE listing standards (1) reviewing the firm’s internal quality control procedures; (2) describing any material issue raised by (a) the most recent internal quality control review of the firm, (b) peer review of the firm, or (c) any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and (3) assessing Deloitte & Touche LLP’s independence, including all relationships between Deloitte & Touche LLP and Verso.
Based on the reviews and discussions of the Audit Committee described above, and in reliance on the unqualified opinion of Deloitte & Touche LLP dated March 1, 2019, regarding our audited consolidated financial statements as of and for the year ended December 31, 2018, and subject to the limitations on the responsibilities of the Audit Committee noted above and in the Audit Committee’s charter, the Audit Committee recommended to the board of directors, and the board of directors approved, that such audited and consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2018, that was filed with the SEC.
The foregoing report is provided by the members of the Audit Committee of the board of directors.
AUDIT COMMITTEE
Steven D. Scheiwe (Chair)
Alan J. Carr
Jay Shuster

AUDIT AND NON-AUDIT SERVICES AND FEES OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to the Audit Committee’s charter, to help ensure the independence of Verso’s independent registered public accounting firm, all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for us by our independent registered public accounting firm must be pre-approved by the Audit Committee, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to a subcommittee of its members the authority to grant the required approvals, provided that any exercise of such authority by the subcommittee is presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee approved and retained Deloitte & Touche LLP to audit our consolidated financial statements for 2019 and provide other audit, audit-related and tax services in 2019. The Audit Committee reviewed and pre-approved all services provided by Deloitte & Touche LLP in 2017 and 2018 in accordance with the pre-approval policies and procedures described above and concluded that the services provided were compatible with maintaining its independence in the conduct of its auditing functions.
The following table sets forth the aggregate fees billed by Deloitte & Touche LLP and Deloitte Tax LLP for audit, audit-related and tax services provided to Verso and our subsidiaries in 2017 and 2018.
Fees (millions)	2017	2018
Audit fees	$1.80	$1.76
Audit-related	—	0.10
Tax fees	0.25	0.07
Total	$2.05	$1.93
Audit Fees
“Audit fees” are the fees that Deloitte & Touche LLP billed us with respect to 2017 and 2018 for auditing our annual financial statements and reviewing our interim financial statements included in our annual and quarterly reports, respectively.
Audit-Related Fees
“Audit-related fees” are the fees that Deloitte & Touche LLP billed us with respect to 2017 and 2018 for assurance and related services that are reasonably related to their audit or review of our financial statements.
Tax Fees
“Tax fees” are the fees that Deloitte Tax LLP billed us with respect to 2017 or 2018 for tax advice, tax planning and tax compliance services. These services included consultations on preparation of original and amended tax returns for Verso and our subsidiaries for both years. Deloitte Tax LLP has not provided any services related to tax-shelter transactions, nor has Deloitte Tax LLP provided any services under contingent-fee arrangements.
All Other Fees
Deloitte & Touche LLP and Deloitte Tax LLP did not bill us any fees for services in 2017 or 2018 that are not included in the above table.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation arrangements for 2018 with our “named executive officers” listed in the table below.
Name	Title
B. Christopher DiSantis	Former President and Chief Executive Officer(1)
Allen J. Campbell	Senior Vice President and Chief Financial Officer
Michael A. Weinhold	President of Graphic and Specialty Papers(2)
Adam St. John	Senior Vice President of Manufacturing(3)
Kenneth D. Sawyer	Senior Vice President of Human Resources and Communications

(1)
Effective April 5, 2019, Mr. DiSantis left his position as our President and Chief Executive Officer.

(2)
Effective November 14, 2019, Mr. Weinhold was appointed as our President.

(3)
Effective November 11, 2019, Mr. St. John was appointed as our Chief Executive Officer.

Executive Summary
The Compensation Committee is responsible for determining the compensation of our named executive officers. Our executive compensation program includes a number of features that we believe reflect best practices in the market and help ensure that the program reinforces our stockholders’ interests. These features are described in more detail below in this Compensation Discussion and Analysis and include the following:
•
Each of our named executive officers’ target direct compensation for 2018 consists of his annual base salary, target annual bonus and the target value of his 2018 equity award described below. The diagram below shows the percentage of our named executive officers’ target direct compensation that is “at risk” variable compensation, meaning that the compensation is performance-based and/or with a value dependent on our stock price:

•
Our Compensation Committee determined that for the annual equity awards granted to our named executive officers in or for 2018, a substantial portion of the award would be subject to performance-based vesting requirements. The Compensation Committee determined that the vesting of 50% of the award would be contingent on the compound annual growth rate (“CAGR”) of our stock price from January 1, 2018 to January 1, 2021 relative to the stock price CAGR over that three-year period for a peer group of companies selected by our Compensation Committee. The remaining 50% of the award vests over time, and is scheduled to vest in two installments in January 2021 and January 2022, subject to the executive’s continued employment with us through those dates.

•
We provide our named executive officers with annual performance-based cash award opportunities, with the amount awarded to the executive determined based on our achievement of financial and operational performance goals established by the Compensation Committee for the year. Based on our performance against the goals established for 2018, the Compensation Committee determined that our named executive officers’ bonuses for 2018 would be paid at 168.3% of target. We believe this payout is appropriate in light of our performance during the year.
•
The Compensation Committee has retained an independent compensation consultant to provide advice on our executive compensation program.

Executive Compensation Philosophy and Objectives
The Compensation Committee conducts an annual review of our executive compensation program to help ensure that: (1) the program is designed to align the interests of our named executive officers with our stockholders’ interests by rewarding performance that is tied to creating stockholder value; and (2) the program provides a total compensation package for each of our named executive officers that we believe is competitive.
Our executives’ compensation package consists primarily of a base salary, an annual performance-based cash opportunity, and long-term equity-based awards. We believe that in order to attract and retain top executives, we need to provide them with compensation levels that reward their continued service. Some of the elements, such as base salaries and annual bonuses, are paid out on a short-term or current basis. Other elements, such as benefits provided upon certain terminations of employment and equity awards that are subject to multi-year vesting schedules, are paid out on a long-term basis. We believe this mix of short- and long-term elements allows us to achieve our goals of attracting, retaining and motivating our top executives.
In structuring executive compensation packages, the Compensation Committee considers how each component promotes retention and motivates performance. Base salaries, severance and other termination benefits are primarily intended to attract and retain highly qualified executives. These elements of our executive compensation program are generally not dependent on performance. Annual cash bonus and long-term equity incentive opportunities provide further incentives to achieve performance goals specified by the Compensation Committee, to enhance alignment with stockholder interests and/or to continue employment with us through specified vesting dates.
We believe that by providing a significant portion of our named executive officers’ total compensation package in the form of equity-based awards, we are able to create an incentive to build stockholder value over the long-term and closely align the interests of our named executive officers to those of our stockholders by incentivizing our named executive officers to produce stockholder value. As described in more detail below, the annual equity awards granted to the named executive officers for 2018 are structured so that one-half of the award will vest only if we achieve specified levels of stock price performance relative to the performance of a peer group of companies over a three-year performance period and only if the executive remains employed with us through the end of the applicable performance period. The remainder of the award generally vests only if the executive remains employed with us over a multi-year period.
Our annual performance-based cash awards are also contingent upon the achievement of financial and operational performance goals established by the Compensation Committee, thereby providing additional incentives for our executives to achieve short-term or annual goals that we believe will maximize stockholder value over the long-term.
Compensation Determination Process
Role of the Compensation Committee and our Executive Officers
Our executive compensation program is determined and approved by our Compensation Committee. None of the named executive officers are members of the Compensation Committee or otherwise have any role in determining the compensation of the other named executive officers, although the Compensation Committee considers the recommendations of our Chief Executive Officer in setting compensation levels for our other executive officers.

Determination of Compensation
Except as otherwise noted, our Compensation Committee’s executive compensation determinations are subjective and are generally based on the experience and general knowledge possessed by members of our Compensation Committee taking into account the executive’s responsibilities and experience, our performance and the individual performance of the executive. As discussed below, in determining the compensation of our named executive officers, the Compensation Committee considers the compensation provided to executives at corresponding positions with a peer group of companies. However, we do not set executive compensation levels at any specific level or “benchmark” against other companies.
Compensation Consultant
For 2018, our Compensation Committee retained Lyons, Benenson & Company Inc. (“Lyons Benenson”) to serve as its independent compensation consultant. Lyons Benenson assisted our Compensation Committee by performing a comprehensive review of our 2018 executive compensation program before it was established, including the composition of our peer group, amounts and nature of compensation paid to executive officers, structure of our various compensation programs, design of our short-term incentive performance measurement framework, performance vesting requirements for our annual long-term incentive awards and appropriate target total direct compensation levels and potential payment and vesting ranges for our executive officers. During 2018, Lyons Benenson also provided data to the Compensation Committee on the compensation and relative performance of our peer group, advised and provided peer group data regarding the Company’s compensation arrangements for its non-employee directors, provided advice as the Compensation Committee began its considerations of our executive compensation framework for 2019, and reviewed data in connection with the Compensation Committee’s determination of short-term incentive award performance. A representative of Lyons Benenson regularly meets both privately and in meetings with the Compensation Committee to discuss its recommendations.
Other than its engagement by the Compensation Committee, Lyons Benenson provides no other services to us or any of our subsidiaries. The Compensation Committee has assessed the independence of Lyons Benenson and concluded that its engagement of Lyons Benenson does not raise any conflict of interest with us or any of our directors or executive officers.
In February 2018, Lyons Benenson assisted the Compensation Committee in selecting the following peer group of companies in our industry to assist the committee in making its compensation decisions for 2018.
Bemis Company, Inc.	Neenah Paper, Inc.
Cenveo, Inc.	P.H. Glatfelter Company
Clearwater Paper Corporation	Packaging Corporation of America
Domtar Corporation	Resolute Forest Products Inc.
Graphic Packaging Holding Company	Schweitzer-Mauduit International, Inc.
Greif, Inc.	Sonoco Products Company
Kapstone Paper & Packaging Corporation
The Compensation Committee, with advice from Lyons Benenson, decided that the peer companies should be publicly traded U.S. companies in the Company’s industry with revenue of up to $9.0 billion, generally have an average total shareholder return above that of the Paper Products GICS Sub-Industry, and generally exceed the median for the Paper Products GICS Sub-Industry in two of three key performance areas (three-year revenue CAGR, three-year average return on invested capital, and three-year average operating margin), in each case as of the time the peer group was selected. For each of our named executive officers, Lyons Benenson provided information on the compensation levels for similarly situated executives with the peer companies. Although the Compensation Committee reviewed and discussed the peer company compensation data provided by Lyons Benenson to help inform its decision making process, the Compensation Committee does not set compensation levels at any specific level or percentile against the peer group data. The peer company data is only one point of information taken into account by the Compensation Committee in making compensation decisions.

The Role of Stockholder Say-on-Pay Votes
At the annual meeting of our stockholders held in September 2018, our stockholders were provided with an opportunity to cast an advisory vote on our executive compensation program through a say-on-pay proposal. Approximately 96 percent of votes cast were in favor of our executive compensation program. The Compensation Committee believes that our compensation program includes a number of features as noted above that reflect best practices in the market and that this voting result affirms stockholders’ support of the Company’s approach in compensating its executive officers. Our Compensation Committee will continue to consider the outcome of the Company’s say-on-pay proposals when making future compensation decisions for our named executive officers.
Frequency of Stockholder Say-on-Pay Votes
Consistent with the views expressed by stockholders at our 2017 Annual Meeting, the board of directors has determined to hold an advisory vote to approve executive compensation annually. The next say-on-pay vote will take place at the Company’s 2020 Annual Meeting of Stockholders. Our stockholders will have an opportunity to cast an advisory vote on the frequency of our say-on-pay vote at least every six years.
Current Executive Compensation Program Elements
The current elements of our executive compensation program are:
•
base salaries;

•
annual performance-based cash awards;

•
equity-based incentive awards; and

•
certain retirement and other benefits.

Base Salary
The compensation of Verso’s executive officers begins with a base salary. In determining the initial annual base salaries or the amounts by which to increase the base salaries of our executive officers, we typically evaluate each executive officer’s position and functional responsibilities, consider the executive officer’s performance and contributions in the prior year, review the executive officer’s base salary in comparison to the base salaries of similar positions with similar functional responsibilities at comparable companies, compare the executive officer’s base salary to those of our other executive officers for internal equity purposes, and consider Verso’s financial position and our resources available for compensation purposes.
In March 2018, the Compensation Committee approved small increases to the base salaries of each of our named executive officers for 2018 (except no change was made to Mr. DiSantis’ base salary for 2018). The Compensation Committee approved these increases based on its assessment of peer group data provided by the Compensation Committee’s compensation consultant and the Compensation Committee’s assessment of their positions. The amount of each named executive officer’s base salary before and after the increase is set forth in the table below.
Name	Prior Base Salary	New Base Salary
Allen J. Campbell	$433,500	$442,170
Michael A. Weinhold	$433,500	$446,505
Adam St. John	$375,000	$382,500
Kenneth D. Sawyer	$350,000	$353,500
Annual Cash Incentive Plan: 2018 Verso Incentive Plan
In June 2018, Verso, with the approval of the Compensation Committee, established and implemented the 2018 Verso Incentive Plan (“2018 VIP”), an annual, performance-based cash incentive plan for the benefit of our executive officers and other key employees. The 2018 VIP provided the participants with an opportunity to receive a cash incentive award based on Verso’s, their departments’ and their individual performances in 2018. The 2018 VIP involved the quantitative measurement of Verso’s actual performance against a series of operational and financial performance objectives for 2018. It also entailed a qualitative assessment of the contributions of each participant and his or her department to the achievement of our performance objectives.
The 2018 VIP was designed to provide the participants with an incentive for superior work and to motivate them toward even higher achievements and business results, to tie their goals and interests to those of Verso and its stockholders, and to enable us to attract and retain highly qualified executive officers and other employees. The 2018 VIP was administered by the Compensation Committee. Generally, unless otherwise provided by an agreement with Verso, a participant must remain employed by Verso until the time bonuses are actually paid for the performance year in order to be eligible to receive a bonus under the plan.
The 2018 VIP set forth Verso’s performance objectives for 2018 to be used to establish the 2018 annual cash incentives for participants in the plan, the relative weighting of the performance objectives against each other, the threshold, target and maximum achievement levels of our performance objectives, and the funding associated with achieving the performance objectives at the various achievement levels. In establishing the performance objectives, their relative weighting, and their achievement levels, the Compensation Committee considered information provided by management concerning our operational and financial goals for 2018, with the purpose of reflecting those goals in the 2018 VIP. In establishing the funding levels, the Compensation Committee considered the other compensation provided to our executive officers and senior managers, with the aim of establishing total incentive compensation that was competitive. Taking these matters into consideration, the Compensation Committee approved the elements of the 2018 VIP as shown in the following table.
2018 Performance Objectives	Relative Weighting	Achievement Levels and Funding Levels
		Threshold	Target	Maximum
Adjusted EBITDA(1)	40%	$189M	$210M	$252M
Cash Conversion (Days)(2)	20%	61	58	55
Price Mix Improvement(3)	20%	$105.17M	$116.85M	$140.22M
Safety TIR(4)	10%	1.08	1.05	1.04
A-3 Project Execution(5)
Tons Sold(6)	3.33%	144,000	180,000	216,000
Maine Grant Funding(7)	3.33%	$4M	$4M	$4M
Total Project Return on Investment(6)	3.33%	90%	100%	120%
Funding percentage		70%	100%	200%
Funding amount		$7.5M	$10.7M	$21.4M

(1)
Adjusted EBITDA is our earnings before interest, taxes, depreciation and amortization, adjusted to exclude certain unusual items and to reflect changes in accounting principles, policies, practices and procedures adopted or implemented during the term of the 2018 VIP.

(2)
Cash conversion is calculated by adding the number of days of inventory plus the number of days of accounts receivable minus days of accounts payable.

(3)
Price/mix improvement is the measure of the improvement in product pricing and grade mix optimization between 2018 and 2019, taking into account various factors.

(4)
Safety TIR (Total Incident Rate) refers to our number of OSHA recordable safety incidents during 2018 per 100 full-time employees.

(5)
The three metrics that follow (Tons Sold, Maine Grant Funding and Total Project Return on Investment) measure the success of the conversion and go-to-market strategy of the Androscoggin A3 paper machine project.

(6)
Tons Sold refers to tons of paper shipped from the No. 3 machine at our Androscoggin Mill for a portion of the 2018 fiscal year, adjusted to estimate shipment for a full year.

(7)
Maine Grant Funding refers to funds awarded Verso under a development grant from the State of Maine for which Verso applied.

(8)
Total Project Return on Investment refers to actual profit and loss associated with the A3 paper machine project for a portion of the 2018 fiscal year, adjusted to estimate for a full year, as compared to a target profit and loss for the 2018 fiscal year set near the beginning of the year.

Under the 2018 VIP, the incentive pool, representing the total amount of incentive awards for all participants, was determined initially by adding together all the participants’ target-level incentive awards. A participant’s target-level incentive award is a specified percentage of the participant’s base salary. This initial pool represents the amount of the incentive pool at the target achievement level of performance, which also is referred to as the target-level incentive pool. If the incentive pool were to be funded at the threshold achievement level, the amount of the incentive pool would be equal to 70% of the target-level incentive pool. If, on the other hand, the incentive pool were to be funded at the maximum achievement level, the amount of the incentive pool would be equal to 200% of the target-level incentive pool. Under the 2018 VIP, the threshold, target and maximum funding levels of the incentive pool were approximately $7.5 million, $10.7 million and $21.4 million, respectively.
After determining the target-level incentive pool, the next step in determining the funding of the incentive pool was to consider the levels of achievement of Verso’s performance objectives. After year-end, we calculated the achievement level and factored in the relative weighting of each of our performance objectives. By way of illustration only, if we had achieved the Adjusted EBITDA performance objective at the threshold level of achievement, then 70% of 40%, or a net of 28%, of the target-level incentive pool would have been funded. For any performance objective that was achieved at a level between the threshold and target achievement levels or between the target and maximum achievement levels, we used linear interpolation to determine the appropriate incentive pool funding percentage attributable to such performance objective. This methodology was used to determine the incentive pool funding percentage attributable to the achievement of each of our performance objectives, and the results were added together. Next, the actual amount of the incentive pool was determined by multiplying the total incentive pool funding percentage by the amount of the target-level incentive pool.
The Compensation Committee, applying the methodology set forth in the 2018 VIP, funded the incentive pool at approximately $18 million, representing a funding percentage of 168.3% of the target-level incentive pool. The Compensation Committee determined the funding of the incentive pool based on the following actual levels of achievement of Verso’s performance objectives as set forth in the 2018 VIP:
2018 Performance Objectives	Relative Weighting	Actual Achievement Levels	Funding Levels
Adjusted EBITDA	40%	$296M	80%
Cash Conversion (Days)	20%	52	40%
Price Mix Improvement	20%	$233M	40%
Safety TIR	10%	1.24	0%
A-3 Project Execution
Tons Sold	3.33%	197,736	5%
Maine Grant Funding	3.33%	$4M	3.3%
Total Project Return on Investment	3.33%	58%	0%
Funding percentage:			168.3%
Funding amount (168.3% of the target level of $10.7 million):			$18M
The amount of a participant’s incentive award under the 2018 VIP was determined by reference to his or her target-level incentive award percentage. A participant’s target-level incentive award percentage is the percentage of his or her base salary that the participant would receive as an incentive award under the

2018 VIP in the event that the incentive pool were to be funded at the target level of 100%. The target-level incentive award percentage reflects our assessment of a participant’s ability, considering his or her position with us, to affect our operational and financial performance. They also take into account the other compensation to which a participant is entitled, the target-level incentive award percentages for positions with similar functional responsibilities at comparable companies, and, in the case of Mr. DiSantis, the applicable provisions of his employment agreement with us. The target-level incentive award percentages range from 5% to 100% of a participant’s base salary at the end of the year, depending on the participant’s employment grade level with us. The target-level incentive award percentages of our named executive officers were 100% of base salary for Mr. DiSantis, 80% of base salary for Mr. Campbell, and 75% of base salary for Mr. Weinhold, Mr. St. John and Mr. Sawyer. In each case, a participant’s incentive award is capped at 200% of his or her target-level incentive award.
The amount of a participant’s incentive award under the 2018 VIP could be affected, but is not necessarily driven, by the level of achievement of his or her group/individual performance objectives. A participant’s group/individual performance objectives, which were established at the beginning of the year in consultation with his or her supervisor, are intended to be linked to and supportive of the achievement of our performance objectives. The requirement to develop group/individual performance objectives applied to all participants in the 2018 VIP other than Mr. DiSantis, our former Chief Executive Officer. Our named executive officers other than Mr. DiSantis developed their group/individual performance objectives in early 2018. While the Compensation Committee had the discretion to make adjustments to a participant’s incentive award to take into account extraordinary or unforeseen events and circumstances, the Compensation Committee did not make any adjustments for individual performance in the 2018 VIP incentive awards payable to our named executive officers. With respect to Mr. DiSantis, his 2018 VIP incentive award was based solely on the level of achievement of Verso’s performance objectives.
In summary, the incentive pool for the 2018 VIP was funded at approximately $18 million, representing a funding percentage of 168.3% of the target-level incentive pool, and the 2018 VIP incentive awards for our executive officers were equal to 168.3% of their target-level incentive awards. Additional information about the 2018 VIP incentive awards paid to our named executive officers is set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
2016 Retention Plan
In July 2016, upon emerging from its Chapter 11 reorganization, Verso established and implemented the 2016 Retention Plan, a service-based retention award plan for the benefit of our executive officers and certain key senior managers. Each of the named executive officers participate in the plan (other than Mr. DiSantis, who was not employed by Verso when the plan was adopted). The purpose of the 2016 Retention Plan is to provide the participants with financial incentives to continue their employment with Verso as we develop and implement our long-range strategic initiatives following our reorganization. The 2016 Retention Plan provides for three levels of retention awards based on the participants’ positions within Verso’s management. The values of the retention award are varying percentages of the participants’ base salaries, with our executive officers receiving retention awards at the 85% level. For the executive officers, the retention awards consist of cash and awards of RSUs comprising 70% and 30%, respectively, of the total value of the participant’s award (based on the grant date fair value of the RSUs awarded). The cash retention awards vested in three installments of 15%, 15% and 70% on December 31, 2016, June 30, 2017, and June 30, 2018, respectively. The RSU retention awards vest in three equal installments on each of the first, second and third anniversaries of the grant date of July 28, 2016. In order to vest in an installment of a cash or RSU retention award, the participant must remain continuously employed by Verso or one of our subsidiaries through the applicable vesting date of the installment. Except in certain circumstances specified in the award documents as described below under “Potential Payments Upon Termination of Employment or Change in Control,” if a participant’s employment with us terminates before any portion of a cash or RSU retention award becomes vested, the unvested portion of the award will expire, regardless of the reason for the termination of employment. If, in connection with the termination of a participant’s employment, the participant is entitled to acceleration of the unvested portion of his or her cash retention award, such accelerated award will be reduced by the amount of any termination allowance that the participant receives under our severance policy.

The cash retention awards paid to our named executive officers in 2018 under the 2016 Retention Plan are set forth in the “Bonus” column of the Summary Compensation Table. Under applicable SEC rules, the grant date value of the RSU awards granted under the 2016 Retention Plan was reported as compensation for the executive in 2016 when the award was granted.
Long-Term Equity Incentive Awards
To further align the interests of our named executive officers with those of the Company’s stockholders, we believe that a significant portion of each named executive officer’s compensation opportunity should be in the form of equity-based awards. The Compensation Committee makes a subjective determination each year as to the type and number of long-term incentive equity awards to be granted to our named executive officers in that year. To help inform its decision making process, the Compensation Committee considers a number of factors, including the executive’s position with the Company and total compensation package, the executive’s performance of his individual responsibilities, the equity participation levels of comparable executives at comparable companies, the Compensation Committee’s general assessment of Company and individual performance and the executive’s contribution to the success of the Company’s financial performance. A formula is not used for these purposes and none of these factors is given any particular weight over another as the ultimate equity award grant determinations by the Compensation Committee are subjective. As described below, Mr. DiSantis’ annual equity-based award is as provided in his employment agreement with us.
For 2018, the Compensation Committee approved equity awards under our Performance Incentive Plan, in the form of RSUs, to the named executive officers, with the vesting of 50% of the award generally based on our performance over the three-year period commencing on January 1, 2018 and ending on January 1, 2021, and the vesting of the other 50% of the award being time-based, subject to the executive’s continued employment with us through the vesting dates. RSUs are designed both to link executives’ interests with those of our stockholders (as the value of the RSUs depends on the price of our common stock) and to provide a long-term retention incentive for the vesting period (as the RSUs generally have value regardless of stock price volatility and vesting of the entire award is generally contingent on the executive’s continued employment through the vesting date). In addition, fewer RSUs can be awarded to deliver the same grant-date value as stock options (determined using the equity award valuation principles applied in the Company’s financial reporting).
The table below reflects the number of RSUs granted to each of the named executive officers in 2018 as approved by the Compensation Committee in February 2018.
Name	Time- Based RSUs	Performance- Based RSUs (at Target)
B. Christopher DiSantis	59,277	59,277
Allen J. Campbell	16,301	16,301
Michael A. Weinhold	16,301	16,301
Adam St. John	14,819	14,819
Kenneth D. Sawyer	14,819	14,819
The performance-based RSUs are eligible to vest and be paid depending on the CAGR of the Company’s stock price over the 2018-2020 performance period relative to the CAGR during that period of the stock prices over that same period for the peer group of companies selected by the Compensation Committee to assess our executive compensation program for 2018, identified above. The vesting of the performance RSUs will be determined at the end of the performance period in accordance the following table (with the vesting percentage stated as a percentage of the target number of RSUs subject to the award, and with the percentage to be determined by linear interpolation for performance between the levels indicated in the table):
CAGR Performance Relative to the Peer Companies	Vesting Percentage
Below 55th Percentile	0%
55th Percentile	50%
65th Percentile	100%
75th Percentile or Higher	150%
The performance awards cannot vest at more than 150% of the target number of the RSUs subject to the award.
The time-based RSUs granted to the named executive officers in 2018 are scheduled to vest in two equal installments on each of January 1, 2021 and January 1, 2022, subject to the executive’s continued employment through the applicable vesting dates.
While the Compensation Committee approved the fiscal year 2017 performance- and time-based RSU awards for our named executive officers in 2017, the Compensation Committee did not establish the performance-based vesting criteria for the performance-based RSUs until February 2018. Since this criteria was not established until 2018, under FASB ASC Topic 718, the performance-based RSUs approved by the Compensation Committee in 2017 are not considered to have been “granted” until 2018. Accordingly, and in accordance with applicable SEC rules, the grant date fair value of each named executive officer’s performance-based RSUs approved by the Compensation Committee in 2017 is included in the Summary Compensation Table on page 58 as compensation for 2018, and the awards are included in the Grants of Plan-Based Awards During Fiscal Year 2018 table on page 63. These awards were not included as compensation for the named executive officers for 2017 in accordance with applicable SEC rules. However, the 2017 time-based RSU awards were included as compensation for the named executive officers for 2017. Information on the material terms of the 2017 performance-based RSU awards can be found in the Company’s Proxy Statement for 2018 Annual Meeting of Stockholders.
The table below reflects the number of performance-based RSUs (at the target level of performance) awarded to the named executive officers for 2017 for which vesting criteria was established in February 2018 (“2017 performance-based RSUs”).
Name	Performance- Based RSUs (Target)
B. Christopher DiSantis	125,945
Allen J. Campbell	46,610
Michael A. Weinhold	46,610
Adam St. John	42,373
Kenneth D. Sawyer	42,373

The 2017 performance-based RSUs are eligible to vest and be paid depending on the CAGR of the Company’s stock price over the 2017 – 2019 performance period relative to the CAGR of the stock prices over that same period for the peer group of companies selected by the Compensation Committee. The vesting of these awards will be determined at the end of the performance period in accordance with the following table (with the vesting percentage to be determined by linear interpolation for performance between the levels indicated in the table):
CAGR Performance Relative to the Peer Companies	Vesting Percentage
Below 50th Percentile	0%
50th Percentile	50%
60th Percentile	100%
70th Percentile or Higher	150%
The performance awards cannot vest at more than 150% of the RSUs subject to the award.
Additional information regarding the material terms of the equity awards granted to our named executive officers for 2018 is set forth in the “Grants of Plan-Based Awards During Fiscal Year 2018” table below.
Actions Taken Subsequent to Fiscal Year 2018
In March 2019, the Compensation Committee approved compensation for fiscal year 2019 for each of our named executive officers. The table below reflects the number of RSUs granted to each named executive officer in 2019 as approved by the Compensation Committee in March 2019.
Name	Time- Based RSUs	Performance- Based RSUs (Target)
B. Christopher DiSantis	47,506	47,506
Allen J. Campbell	13,064	13,064
Michael A. Weinhold	13,064	13,064
Adam St. John	11,876	11,877
Kenneth D. Sawyer	11,876	11,877
The performance-based RSUs are eligible to vest and be paid depending on the total shareholder return (“TSR”) of the Company’s stock over the three-year period commencing on January 1, 2019 and ending on January 1, 2022. Vesting will be determined on the basis of two criteria. First, the TSR of the Company’s stock, determined as of the end of the 2019 – 2022 measurement period and compared to the beginning of such period, must have increased by an amount of at least five percent compounded annually. If this threshold requirement is met, then the performance-based RSUs will be eligible to vest and be paid depending on the TSR of the Company’s stock price over the 2019 – 2022 performance period relative to the TSR of the stock prices over that same period for the peer group of companies selected by the Compensation Committee, in accordance with the table below (with the vesting percentage to be determined by linear interpolation for performance between the levels indicated in the table). For 2019, the peer group of companies is the same as for 2018, excluding Cenveo, Inc. (excluded because it declared bankruptcy) and Kapstone Paper & Packaging Corporation (excluded because it was acquired).
TSR Performance Relative to the Peer Companies	Vesting Percentage(1)
Below 45th Percentile	0%
45th Percentile	50%
65th Percentile	100%
80th Percentile or Higher	150%

(1)
Notwithstanding performance against the peer group, no performance-based RSUs will vest if the TSR of the Company’s stock has not met the threshold requirement identified in the paragraph above.

The performance awards cannot vest at more than 150% of the target number of RSUs subject to the award.
The time-based RSUs granted in 2019 are scheduled to vest in three installments on January 1, 2020, January 1, 2021 and January 1, 2022.
The Compensation Committee also approved increases in the base salary for each named executive officer as follows, in the case of Messrs. DiSantis, Campbell and Sawyer, effective as of March 1, 2019. In the case of Mr. St. John, effective as of November 11, 2019 in connection with his appointment as our Chief Executive Officer. In the case of Mr. Weinhold, effective as of November 14, 2019 in connection with his appointment as our President.
Name	Prior Base Salary	New Base Salary
B. Christopher DiSantis	$825,000	$866,250
Allen J. Campbell	$442,170	$473,122
Michael A. Weinhold	$446,505	$525,000
Adam St. John	$382,500	$625,000
Kenneth D. Sawyer	$353,500	$363,221
In addition, on November 11, 2019, in connection with his appointment as Chief Executive Officer, the board approved a one-time grant to Mr. St. John of 5,623 time-based RSUs, which will vest in substantially equal annual installments over a three-year period beginning January 1, 2020, and 5,623 performance-based RSUs, which will be eligible to vest on or about January 1, 2022, subject to the same stringent TSR vesting criteria applicable to the performance-based RSUs granted in March 2019 and described above.
Relocation
In 2017, we moved our headquarters from Memphis, Tennessee, to Miamisburg, Ohio. In connection with the move, we provided relocating employees, including relocating named executive officers, with a cost of living adjustment to their base salaries and covered certain of their relocation expenses.
Additional Benefits
In addition to our tax-qualified retirement plans, we provide our executives the opportunity to elect to defer a portion of their compensation under our nonqualified deferred compensation plan, and we may also make additional discretionary contributions to the executives’ accounts under the plan through our Executive Retirement Program. We believe these plans offer a tax-advantaged way to help our executives save for their retirement. We also provide group medical, dental, life and other insurance coverage for our executive officers and other eligible employees. In addition, under our executive financial counseling policy, we pay the costs of personal investment, estate planning, tax and other financial counseling services, subject to an annual cap of  $9,500 or $6,500 (depending on the executive’s position with us), for our executive officers.
Severance and Other Benefits upon Termination of Employment
The Company believes that severance protections, particularly in the context of a change in control transaction, can play a valuable role in attracting and retaining key executive officers.
Under his employment agreement with the Company, Mr. DiSantis was entitled to severance benefits in the event of a termination of employment by the Company without cause or by him for good reason. The other named executive officers participate in our severance policy and would be eligible for benefits if their employment is terminated by us without cause or in certain other circumstances. The Company has determined that it is appropriate to provide the named executive officers with severance benefits under these circumstances in light of their positions with the Company and as part of their overall compensation package. We have also entered into confidentiality and non-competition agreements (referred to as “CNC Agreements”) with our named executive officers (other than Mr. DiSantis) that provide for the executive to receive compensation in consideration for the executive’s covenants not to compete with us or solicit our employees for 12 months following their termination. We believe these agreements, as well as similar restrictive covenants agreed to by Mr. DiSantis in connection with entering into his employment agreement with the Company, provide important protections for the Company following the termination of an executive’s employment.
The Company believes that the occurrence, or potential occurrence, of a change in control transaction could create uncertainty regarding the continued employment of the Company’s executive officers as many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage the Company’s executive officers to remain employed with the Company during an important time when their prospects for continued employment following the transaction may be uncertain, the Company’s equity award agreements with the named executive officers provide for accelerated vesting of the award if the executive’s employment is actually or constructively terminated by the Company without cause in connection with a change in control.
The payment of cash severance benefits is only triggered by an actual or constructive termination of employment, including voluntary terminations. However, as described below under “Grants of Plan-Based Awards,” outstanding equity-based awards granted under the Company’s equity incentive plans, including those awards held by the named executive officers, may accelerate on a change in control of the Company if they are not assumed by the acquiring entity and are to be terminated on the transaction and, pursuant to the terms of his employment agreement, Mr. DiSantis was entitled to accelerated vesting of his equity awards in connection with a change in control of the Company.
For more information regarding these severance arrangements, please see “Potential Payments upon Termination or Change in Control” below.
DiSantis Severance Benefits
Effective as of April 5, 2019, Mr. DiSantis ceased being Chief Executive Officer and a member of the Board. We entered into a separation agreement and general release with Mr. DiSantis on April 11, 2019 in connection with his departure (“Separation Agreement”). Under the Separation Agreement, in accordance with the requirements set forth in his employment agreement, in addition to the other accrued obligations and vested benefits under the Company’s benefit plans, we agreed to provide to or for the benefit of Mr. DiSantis the following, consistent with the terms of his employment agreement with the Company:
•
a severance payment equal to 25 months base salary, in the total of  $1,804,687.50 (minus applicable, taxes, withholding, and deductions), payable in 25 equal monthly installments;

•
a prorated portion of his bonus for fiscal year 2019, if any, payable at such time as bonuses are generally paid to senior executives of the Company;

•
reimbursement for attorney’s fees incurred in connection with the separation agreement up to a maximum of  $25,000, contingent upon the receipt of supporting documentation and reasonable substantiation;

•
reimbursement for the cost of future outplacement assistance up to a maximum of  $25,000, contingent upon the receipt of supporting documentation and reasonable substantiation;

•
a monthly amount, equal to the current Company-paid portion of any premiums (grossed up for income taxes) for his existing healthcare coverage, for his cost of COBRA continuation coverage for a maximum of 18 months; and

•
Vesting of 341,174 unvested RSUs granted under our Performance Incentive Plan.

Mr. DiSantis provided the Company with a release of claims and agreed to comply with certain non-competition, non-solicitation and other covenants under his Separation Agreement and his restrictive covenant agreement.
Tax Considerations
Federal income tax law generally prohibits a publicly-held company from deducting compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. Certain awards granted before November 2, 2017 that were based upon attaining pre-established performance measures that were set by the Company’s Compensation Committee under a plan approved by the Company’s stockholders, as well as amounts payable to former executives pursuant to a written binding contract that was in effect on November 2, 2017, may qualify for an exception to the $1 million deductibility limit.
As one of the factors in its consideration of compensation matters, the Compensation Committee notes this deductibility limitation. However, the Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of the Company and its stockholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible.
Executive Compensation Tables
Summary Compensation Table — 2016 – 2018
The following Summary Compensation Table presents information regarding the compensation that Verso provided to our named executive officers for their services in 2016, 2017 and 2018. The Summary Compensation Table should be read in conjunction with the additional information about our executive compensation provided in the narratives and tables that follow the Summary Compensation Table.
Name and Principal Position	Year	Base Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)(2)
B. Christopher DiSantis Former President and Chief Executive Officer	2018	825,000	—	5,097,672	1,388,475	276,381	7,587,528
	2017	756,250	—	999,995	1,087,103	68,684	2,912,032
Allen J. Campbell Senior Vice President and Chief Financial Officer	2018	442,170	177,013	1,688,778	595,338	251,923	3,155,222
	2017	433,500	37,931	274,999	499,392	167,716	1,413,538
	2016	427,125	37,931	108,376	346,800	166,928	1,087,160
Michael A. Weinhold(6) President of Graphic and Specialty Papers	2018	446,505	177,013	1,688,778	563,601	143,344	3,019,241
	2017	433,500	37,931	274,999	468,180	197,118	1,411,728
	2016	427,125	37,931	108,376	325,125	132,037	1,030,594
Adam St. John(6)(7) Senior Vice President of Manufacturing	2018	382,500	135,363	1,535,256	482,811	112,763	2,648,692
	2017	354,167	29,000	250,001	405,000	100,393	1,138,561
Kenneth D. Sawyer(7) Senior Vice President of Human Resources and Communications	2018	353,500	124,950	1,535,256	446,205	102,581	2,562,492
	2017	331,667	26,775	250,001	378,000	125,490	1,111,933

(1)
The 2018 bonus consists of a cash retention award made under the 2016 Retention Plan to certain of our named executive officers that was subject to the executive officer’s continued employment with Verso through June 30, 2018.

(2)
The amounts reported include the value of performance-based and time-based RSUs granted in 2018 and performance-based RSUs approved for grant by the Compensation Committee in 2017 but deemed granted in 2018 because the Compensation Committee established the applicable performance-based vesting criteria for these awards in February 2018. Footnote (3) discloses the grant date valuation of these awards.

(3)
The amounts reported reflect the fair value on the grant date of the stock awards granted to our named executive officers during the applicable fiscal year. While the Compensation Committee approved the fiscal year 2017 performance- and time-based RSU awards for our named executive officers in 2017, the Compensation Committee did not establish the performance-based vesting criteria for the performance-based RSUs until February 2018. Since this criteria was not established until 2018, under

FASB ASC Topic 718 the performance-based RSUs approved by the Compensation Committee in 2017 are not considered to have been “granted” until 2018. Accordingly, and in accordance with applicable SEC rules, the grant date fair value of each named executive officer’s performance-based RSUs approved by the Compensation Committee in 2017 is included in the Stock Award column for 2018, along with the fiscal 2018 annual long-term equity incentive awards. The fair values on the grant date of the time-based RSU grants reported in the “Stock Awards” column, computed in accordance with FASB ASC Topic 718, were based on the closing sale price per share of our Class A common stock on the NYSE on the applicable grant date. In accordance with applicable SEC rules, the grant date fair value of the performance-based RSU awards was determined based on the probable outcome (determined as of the date of grant of the awards, as the grant date is determined for accounting purposes) of the performance-based conditions applicable to the awards. For these purposes, the grant date fair value was determined based on a Monte Carlo simulation pricing model (which probability weights multiple potential outcomes) as of such grant date of the awards. The significant assumptions used in the Monte Carlo simulation pricing model were: a stock price volatility rate of 61.6% for Verso and 31.6% for the comparison group of peer companies and the average pair-wise correlation coefficients between each of these values of 33%; a simulation period of 3 years (the applicable performance period); and a dividend yield of 0.0% for Verso and 2.3% for the comparison group of peer companies. The following tables present the grant date fair value of performance-based RSUs granted to our named executive officers under two sets of assumptions: (a) assuming the probable outcome would occur (using the Monte Carlo simulation pricing model) and (b) assuming the highest level of performance would be achieved.
2018 Annual Performance-Based RSUs (not including 2017 Annual Performance-Based RSUs)
Name	Grant Date Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)
DiSantis	1,080,027	1,499,996
Campbell	297,004	412,488
Weinhold	297,004	412,488
St. John	270,002	374,986
Sawyer	270,002	374,986
2017 Annual Performance-Based RSUs (included in 2018 Stock Awards column above)
Name	Grant Date Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)
DiSantis	3,017,642	3,187,030
Campbell	1,116,776	1,179,466
Weinhold	1,116,776	1,179,466
St. John	1,015,257	1,072,240
Sawyer	1,015,257	1,072,240
(4)
The 2018 non-equity incentive plan compensation consists of cash payments to our named executive officers under the 2018 Verso Incentive Plan.

(5)
The “all other compensation” paid to or for the benefit of our named executive officers for 2018 consists of the following:

Name	Relocation ($)	Cost of Living Adjustment ($)	Matching Contributions Under Retirement Savings Plan ($)	Discretionary Contributions Under Supplemental Salary Retirement Program ($)	Discretionary Contributions Under Deferred Compensation Plan ($)	Matching Contributions Under Deferred Compensation Plan ($)	Contributions Under Executive Retirement Program ($)	Payments Under Executive Financial Counseling Policy ($)	Company- Paid Life and Disability Insurance Premiums ($)
DiSantis	—	—	12,375	8,250	49,113	27,844	165,000	9,500	4,299
Campbell	95,920	9,762	12,375	8,250	20,246	17,021	78,030	6,500	3,819
Weinhold	—	14,716	12,375	8,250	19,567	17,406	60,690	6,500	3,840
St. John	—	—	12,375	8,250	15,338	14,344	52,500	6,500	3,456
Sawyer	—	9,306	12,375	8,250	13,956	—	49,000	6,500	3,194
(6)
Effective November 14, 2019, Mr. Weinhold was appointed as our President. Effective November 11, 2019, Mr. St. John was appointed as our Chief Executive Officer.

(7)
Mr. St. John and Mr. Sawyer were not named executive officers for 2016. Accordingly, their compensation for 2016 is not reported in the table.

Agreements with Named Executive Officers
Employment Agreement with B. Christopher DiSantis
We entered into an employment agreement with B. Christopher DiSantis when he became our President and Chief Executive Officer on February 1, 2017. The principal components of Mr. DiSantis’ compensation under the agreement were as follows:
•
an annual salary of  $825,000, subject to increase at the discretion of our board of directors;

•
a cash incentive award payable under our annual, performance-based incentive plan, with a target-level award amount equal to 100% of his base salary;

•
an initial grant of RSUs under our performance incentive plan with a fair market value of $2 million on the date of grant (“Initial DiSantis RSU Award”), which was granted in February 2017;

•
with respect to each fiscal year during Mr. DiSantis’ employment with us commencing on the first anniversary of his employment date, a targeted equity or equity-based award with a fair market value of  $2 million on the grant date, with the terms of each such award to be determined by the board of directors in its reasonable discretion; and

•
the right to participate in our employee benefit plans, programs and arrangements.

With respect to potential severance benefits, the agreement provided that if we terminated Mr. DiSantis’ employment without cause (as defined in the employment agreement) or if he resigned for good reason (as defined in the employment agreement), then we were required to provide him with the following benefits, subject to Mr. DiSantis’ execution of our customary waiver and release of claims:
•
two times his annual base salary, payable in 24 equal monthly installments after the termination date (“DiSantis Continued Base Salary”);

•
a prorated portion of his annual bonus for the calendar year in which the termination date occurs based on actual performance; and

•
a monthly amount equal to our portion of any premiums (grossed up for income taxes) for continued coverage for him and his eligible dependents under our employee health and welfare plans for 18 months after the termination date;

•
with respect to the Initial DiSantis RSU Award, acceleration of  (1) the next tranche of time-based RSUs scheduled to vest following the termination date and (2) the performance-based RSUs at target level; and

•
cost of outplacement assistance (up to $25,000) and attorney’s fees incurred in connection with the termination (up to $25,000) (“DiSantis Professional Fees”).

The agreement provided that if Mr. DiSantis’ employment terminated due to his death or disability, then we were required to provide the same benefits as described above (other than the DiSantis Continued Base Salary and DiSantis Professional Fees) to him or his estate, as applicable. It provided that vesting of Mr. DiSantis’ equity awards would accelerate in connection with a change in control of the Company.
As a condition to Mr. DiSantis’ employment, he also executed a restrictive covenant agreement, which requires Mr. DiSantis to comply with a perpetual confidentiality covenant as well as non-competition and non-solicitation/non-hire covenants extending for 12 months and 24 months, respectively, after the termination of his employment for any reason.
In connection with Mr. DiSantis’ termination on April 5, 2019, he entered into a Separation Agreement with the Company pursuant to which he will receive the severance benefits provided in his employment agreement, as set forth in the Separation Agreement, and described on page 57, under “DiSantis Severance Benefits”.
CNC Agreements with Other Named Executive Officers
We have confidentiality and non-competition agreements (“CNC agreements”) with each of our named executive officers other than our former Chief Executive Officer. The CNC agreements, which have substantially identical terms, require each named executive officer to comply with a perpetual confidentiality covenant as well as non-competition and non-solicitation/non-hire covenants extending for 12 months after the termination of his employment for any reason.
Under each CNC agreement, if the named executive officer’s employment is terminated by either party and for any reason, we are required to provide him (or his estate) with the following payments and benefits, subject to the named executive officer’s execution of our customary waiver and release of claims and to his compliance with his obligations under the CNC agreement:
•
any unpaid annual incentive award for any calendar year completed on or before the termination date;

•
a prorated portion of his annual incentive award for the calendar year in which the termination date occurred;

•
payments equal to 180% (for Mr. Campbell) or 175% (for Messrs. Weinhold, St. John and Sawyer) of his base salary, payable in 12 equal monthly installments;

•
subsidized medical and dental insurance coverage for him and his eligible dependents for up to two years after the later of the last day of the month in which the termination date occurs or the last day of any period up to six months for which we have provided him with a subsidy for continued coverage pursuant to our severance policy;

•
reimbursement of the cost of converting his group life insurance coverage to an individual policy and the premiums on the individual policy for up to two years after the termination date;

•
income tax gross-ups on the amounts paid with respect to the continued medical and dental insurance coverage and the life insurance conversion and coverage; and

•
a contribution to his account under the DC Plan in an amount equal to the projected value of certain lost retirement benefits consisting of our contributions under the Retirement Plan, Supplemental Salary Retirement Program, Deferred Compensation Plan, and Executive Retirement Program that we would have made if he had remained actively employed with us for two years after the termination date.

In connection with Mr. St. John’s appointment as CEO of the Company on November 11, 2019, the Board of Directors authorized an amended and restated CNC agreement between the Company and Mr. St. John, whereby the foregoing benefits would not be provided in the event of his termination of employment by the Company for cause. In addition, in connection with Mr. Weinhold’s appointment as President of the Company on November 14, 2019, the Board of Directors authorized an amended and restated CNC agreement between the Company and Mr. Weinhold, whereby the foregoing benefits would not be provided in the event of his termination of employment by the Company for cause, and the amended CNC agreement provided for attorney’s fees incurred in connection with the amendment (up to $5,000). Further, the amendment to Mr. Weinhold’s CNC agreement expanded the scope of his non-compete covenant.
Employment Agreement with Leslie T. Lederer.   We entered into an employment agreement with Leslie T. Lederer when he became our Interim Chief Executive Officer on April 5, 2019. On November 11, 2019, the Company and Mr. Lederer entered into a new employment agreement, superseding his prior employment agreement, in connection with his transition from our Interim Chief Executive Officer to our Senior Transaction Advisor. The principal components of Mr. Lederer’s compensation under the new agreement are as follows:
•
an annual salary of  $240,000;

•
his previous grant of 67,720 RSUs under our performance based incentive plan, of which 10% have vested, will be amended to provide that the balance of RSUs will vest on the closing of the proposed sale of the two mills (announced by Verso in November 2019), generally subject to Mr. Lederer’s continuous employment with the Company and settled as described below; and

•
the right to participate in our employee benefit plans generally available to employees of the Company and vacation and fringe benefits provided to other senior executives.

In the event Mr. Lederer’s employment terminates prior to the closing of the proposed sale of the two mills for any reason other than by the Company for cause (as defined in the employment agreement), subject to the execution of a release, any vested RSUs will be settled upon termination. In addition, in the event Mr. Lederer’s employment is terminated prior to the closing of the proposed sale of the two mills without cause or due to his death or disability, subject to execution of a release, any unvested RSUs shall vest upon the closing of the proposed sale of the two mills and be settled as soon as practicable thereafter. If the closing of the proposed sale of the two mills occurs while Mr. Lederer is employed with the Company, all unvested RSUs will vest and be settled as soon as practicable thereafter.
As a condition to Mr. Lederer’s employment, he also executed a restrictive covenant agreement, which requires Mr. Lederer to comply with a perpetual confidentiality covenant, a non-solicitation/non-hire covenant extending for 12 months after the termination of his employment for any reason, as well as a non-competition covenant extending for 12 months after the termination of his employment for any reason provided he has been employed with the Company for more than 90 days.

Grants of Plan-Based Awards During Fiscal Year 2018
The following table presents information regarding the non-equity incentive awards and equity-based awards granted to each of our named executive officers during fiscal year 2018, as well as performance-based awards granted in 2017 which had vesting criteria established in February 2018.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
B. Christopher DiSantis	N/A	412,500	825,000	1,650,000	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	59,277	—	—	1,000,003
	2/22/2018	—	—	—	29,638	59,277	88,915	—	—	—	1,080,027
	2/22/2018(5)	—	—	—	62,972	125,945	188,917	—	—	—	3,017,642
Allen J. Campbell	N/A	176,868	353,736	707,472	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	16,301	—	—	274,998
	2/22/2018	—	—	—	8,150	16,301	24,451	—	—	—	297,004
	2/22/2018(5)	—	—	—	23,305	46,610	69,915	—	—	—	1,116,776
Michael A. Weinhold	N/A	167,439	334,879	669,758	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	16,301	—	—	274,998
	2/22/2018	—	—	—	8,150	16,301	24,451	—	—	—	297,004
	2/22/2018(5)	—	—	—	23,305	46,610	69,915	—	—	—	1,116,776
Adam St. John	N/A	143,438	286,875	573,750	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	14,819	—	—	249,997
	2/22/2018	—	—	—	7,409	14,819	22,228	—	—	—	270,002
	2/22/2018(5)	—	—	—	21,186	42,373	63,559	—	—	—	1,015,257
Kenneth D. Sawyer	N/A	132,562	265,125	530,250	—	—	—	—	—	—	—
	2/22/2018	—	—	—	—	—	—	14,819	—	—	249,997
	2/22/2018	—	—	—	7,409	14,819	22,228	—	—	—	270,002
	2/22/2018(5)	—	—	—	21,186	42,373	63,559	—	—	—	1,015,257

(1)
These columns reflect the threshold, target and maximum award opportunities for performance-based cash awards payable under the 2018 VIP.

(2)
These columns reflect the threshold, target and maximum award opportunities for performance-based RSU awards granted to our named executive officers during 2018 and, as described in footnote (5) below, the threshold, target and maximum award opportunities for the 2017 performance-based RSU awards.

(3)
This column reflects the number of shares subject to the time-based RSU awards granted to our named executive officers during 2018.

(4)
The amounts reported in this column reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of our audited consolidated financial statements. For the assumptions and methodologies used to value the awards reported in this column of the table above, see footnote (2) to the Summary Compensation Table above.

(5)
While the Compensation Committee approved the fiscal year 2017 performance-based RSU awards in 2017, the Compensation Committee did not establish the performance-based vesting criteria for the performance-based RSUs until February 2018. Since this criteria was not established until 2018, under FASB ASC Topic 718 the performance-based RSUs approved by the Compensation Committee in

2017 are not considered to have been “granted” until 2018. Accordingly, and in accordance with applicable SEC rules, the performance-based RSUs approved by the Compensation Committee in 2017 are included in the table above as a grant made in 2018, along with the fiscal 2018 annual long-term incentive awards.
Description of Plan-Based Awards
The non-equity incentive plan awards reported in the table above were granted under the 2018 Verso Incentive Plan. For a description of the material terms of these awards, see “Compensation Discussion and Analysis — Current Executive Compensation Program Elements — Annual Cash Incentive Plan: 2018 Verso Incentive Plan.”
Each of the equity incentive awards reported in the “Grants of Plan-Based Awards During Fiscal Year 2018” table above was granted under, and is subject to, the terms of our PIP, which we established upon emerging from our Chapter 11 reorganization. The PIP is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provision for any tax withholding obligations incurred in respect of awards to be satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a named executive officer upon his death. However, the Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable securities laws and, with limited exceptions set forth in the plan document, are not made for value.
Under the terms of awards granted under the PIP, if there is a change in control of Verso, outstanding awards granted under the plan (including awards held by our named executive officers) will generally terminate unless the Compensation Committee provides for the substitution, assumption, exchange or other continuation of the outstanding awards. The Compensation Committee has discretion to provide for outstanding awards to become vested and/or to be canceled in exchange for the right to receive a cash payment in connection with the change in control transaction.
Each of the equity awards granted to our named executive officers in 2018 was in the form of RSUs. Each RSU represents the right to receive, upon vesting, one share of our Class A common stock. If any dividends are paid by the Company while the RSUs are outstanding, the executive would be credited with additional RSUs that are subject to the same vesting and payment terms as the underlying RSUs. For a description of the vesting terms of the equity incentive awards reported in the table above, see “Compensation Discussion and Analysis — Current Executive Compensation Program Elements — Equity-Based Awards.”

Outstanding Equity Incentive Awards at 2018 Fiscal Year-End
The following table provides information about the unvested RSUs held by our named executive officers as of December 31, 2018. There were no unvested shares of restricted stock and no unexercised stock options held by our named executive officers as of such date.
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
B. Christopher DiSantis	2/07/2017	125,944(2)	2,821,146
	2/22/2018	59,277(3)	1,327,805
	2/22/2018			88,915(4)	1,991,696
	2/22/2018			188,917(5)	4,231,741
Allen J. Campbell	7/28/2016	3,142(6)	70,381
	10/12/2017	46,610(7)	1,044,064
	2/22/2018	16,301(3)	365,142
	2/22/2018			24,451(4)	547,702
	2/22/2018			69,915(5)	1,566,096
Michael A. Weinhold	7/28/2016	3,142(6)	70,381
	10/12/2017	46,610(7)	1,044,064
	2/22/2018	16,301(3)	365,142
	2/22/2018			24,451(4)	547,702
	2/22/2018			69,915(5)	1,566,096
Adam St. John	7/28/2016	2,403(6)	53,827
	10/12/2017	42,373(7)	949,155
	2/22/2018	14,819(3)	331,946
	2/22/2018			22,228(4)	497,907
	2/22/2018			63,559(5)	1,423,722
Kenneth D. Sawyer	7/28/2016	2,218(6)	49,683
	10/12/2017	42,373(7)	949,155
	2/22/2018	14,819(3)	331,946
	2/22/2018			22,228(4)	497,907
	2/22/2018			63,559(5)	1,423,722

(1)
The market value of the unvested RSUs is computed based on the $22.40 closing sale price per share of our Class A common stock on the NYSE on December 31, 2018.

(2)
The unvested portion of this RSU award is scheduled to vest in two equal installments on February 1, 2020 and February 1, 2021, generally subject to the executive’s continued employment or service through each vesting date.

(3)
The unvested portion of this RSU award is scheduled to vest in two equal installments on January 1, 2021 and January 1, 2022, generally subject to the executive’s continued employment or service through each vesting date.

(4)
These are the outstanding unvested portions of the performance-based RSUs granted to our named executive officers in 2018. The unvested portions of these awards are scheduled to vest on a three-year “cliff” basis on the first date following December 31, 2020 on which the Compensation Committee determines that the performance vesting conditions have been achieved by the Company, generally subject to the executive’s continued employment or service through the vesting date. The number of performance-based RSUs that will vest on that date will be determined by multiplying the target number of RSUs shown in the chart above by a percentage between 0% and 150%, determined based on the CAGR of the Company’s stock price over the 2018-2020 performance period relative to the CAGR during that period of the stock prices over that same period for the Company’s peer group. Performance-based RSU grants are included in this column assuming the maximum level of performance is achieved.
(5)
These are the outstanding unvested portions of the performance-based RSUs that were awarded to our named executive officers in 2017 but were deemed to be granted to our named executive officers in 2018 under SEC rules. The unvested portions of these awards are scheduled to vest on a three-year “cliff” basis on the first date following December 31, 2019 on which the Compensation Committee determines that the performance vesting conditions have been achieved by the Company, generally subject to the executive’s continued employment or service through the vesting date. The number of performance-based RSUs that will vest on that date will be determined by multiplying the target number of RSUs shown in the chart above by a percentage between 0% and 150%, determined based on the CAGR of the Company’s stock price over the 2017-2019 performance period relative to the CAGR during that period of the stock prices over that same period for the Company’s peer group. Performance-based RSU grants are included in this column assuming the maximum level of performance is achieved.

(6)
The unvested portion of this RSU award is scheduled to vest on July 28, 2019, generally subject to the executive’s continued employment or service through the vesting date.

(7)
The unvested portion of this RSU award is scheduled to vest in two equal installments on January 1, 2020 and January 1, 2021, generally subject to the executive’s continued employment or service through each vesting date.

Option Exercises and Stock Vested During Fiscal Year 2018
The following table presents information regarding the exercise of stock options and vesting of stock awards for our named executive officers during fiscal year 2018. None of our named executive officers own or exercised any options to acquire our stock.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
B. Christopher DiSantis	—	—
Allen J. Campbell	3,141	66,526
Michael A. Weinhold	3,141	66,526
Adam St. John	2,402	50,874
Kenneth D. Sawyer	2,217	46,956

(1)
The value realized upon the vesting of a stock award is calculated by multiplying (i) the number of shares of our common stock that vested, by (ii) the per-share closing price of our common stock on the vesting date.

Retirement Benefits
Verso provides benefits to our executive officers and other eligible employees under the following retirement plans and programs as a means of attracting and retaining qualified employees:
•
Retirement Savings Plan, a tax-qualified, 401(k) defined contribution plan;

•
Supplemental Salary Retirement Program, a tax-qualified defined contribution program implemented under the Retirement Savings Plan;

•
Deferred Compensation Plan, a non-qualified defined contribution plan; and

•
Executive Retirement Program, a non-qualified defined contribution program implemented under the Deferred Compensation Plan.

Information about the benefits that we provide under these retirement plans and programs on behalf of our executive officers is set forth in the sections below as well as the Summary Compensation Table.
Retirement Savings Plan
The Retirement Savings Plan (“Retirement Plan”) is a tax-qualified, 401(k) defined contribution plan which in 2018 permitted eligible employees to defer the receipt of up to the lesser of 85% or $18,500 of their employment compensation on a pre-tax basis, or if an employee is age 50 or over, to defer up to $6,000 in additional compensation up to a limit of  $24,500. Employees also may defer amounts of their employment compensation in excess of these limits on an after-tax basis. The employee deferrals of employment compensation are subject to certain limits imposed by the Internal Revenue Code. In addition, Verso makes matching contributions for employees who defer a portion of their employment compensation under the Retirement Plan. We match 100% of the first 3%, and 50% of the second 3%, of the employees’ deferrals. The employee deferrals under the Retirement Savings Plan are immediately and fully vested and non-forfeitable. For employees hired by us before January 1, 2009, our matching contributions under the Retirement Plan are fully vested and non-forfeitable. For employees hired by us on or after January 1, 2009 and prior to November 1, 2017, our matching contributions under the Retirement Plan were subject to three-year “cliff” vesting measured from the date on which an employee’s employment with us commenced, such that after the employee had been continuously employed by us for three years, all of our past and future matching contributions became fully vested and non-forfeitable. Since November 1, 2017, matching contributions under the Retirement Plan are immediately and fully vested.
Supplemental Salary Retirement Program
The Supplemental Salary Retirement Program (“SSRP”) is a tax-qualified defined contribution program implemented under the Retirement Plan pursuant to which Verso may make discretionary contributions. Under the SSRP, Verso may make an annual contribution to each eligible employee’s account under the Retirement Plan of 3% of an employee’s eligible compensation. An employee’s eligible compensation consists of the employee’s salary, bonus and cash incentive compensation paid during the immediately preceding year. For all of our employees, our SSRP contributions are subject to three-year “cliff” vesting measured from the date on which an employee’s employment with us commences, such that after the employee has been continuously employed by us for three years, all of our past and future contributions become fully vested and non-forfeitable.
Deferred Compensation Plan
The Deferred Compensation Plan (“DC Plan”) is a non-qualified plan that permits eligible employees to defer the receipt of up to 85% of their base salary and up to 100% of their cash incentive compensation, by contributing such amounts to their accounts under the DC Plan. The DC Plan also permits Verso to make matching contributions and discretionary contributions to employees’ accounts under the DC Plan. We match 100% of the first 3%, and 50% of the second 3%, of the employees’ deferrals under the DC Plan, with the requirement that the employee must not qualify for our matching contributions under the Retirement Plan. The employee deferrals under the DC Plan, as well as company matching contributions are immediately and fully vested.
Executive Retirement Program
The Executive Retirement Program (“ERP”) is a program implemented under the DC Plan for the benefit of our executives and selected senior managers. Under the ERP, Verso may make an annual discretionary contribution to each eligible employee’s account under the DC Plan. Our ERP contribution is equal to between 4% and 10% of an employee’s eligible compensation, depending on the employee’s employment pay grade with us. An employee’s eligible compensation consists of the employee’s base salary and target-level incentive award under the VIP, in each case determined as of January 1 of the year for which our ERP contribution is made.

Non-Qualified Deferred Compensation Table — Fiscal 2018
The following table presents information regarding the contributions to and earnings on the named executive officers’ deferred compensation balances during 2018, and the total deferred amounts for the named executive officers at the end of 2018.
Name	Plan(1)	Executive Contributions in Last Fiscal Year ($)(2)	Registrant Contributions in Last Fiscal Year ($)(3)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
B. Christopher DiSantis	DCP-D	—	49,113	(676)	—	63,025
	DCP-M	37,125	27,844	(1,781)	(56,503)	59,664
	ERP	—	165,000	(15,092)	—	149,908
Allen J. Campbell	DCP-D	—	20,246	(2,152)	—	64,279
	DCP-M	45,049	17,021	(3,323)	—	58,747
	ERP	—	78,030	(8,863)	—	156,972
Michael A. Weinhold	DCP-D	—	19,567	(8,694)	—	208,534
	DCP-M	30,944	17,406	(11,066)	(45,349)	219,071
	ERP	—	60,690	(3,712)	(76,923)	116,978
Adam St. John	DCP-D	—	15,338	(1,841)	—	46,294
	DCP-M	25,500	14,344	(1,869)	(33,800)	36,425
	ERP	—	52,500	(4,660)	(57,091)	90,719
Kenneth D. Sawyer	DCP-D	—	13,956	(1,971)	—	59,278
	DCP-M	—	—	—	—	—
	ERP	—	49,000	(2,553)	(48,883)	45,771

(1)
“DCP-D” refers to discretionary registrant contributions under the Deferred Compensation Plan, which are deposited into the executive’s SSRP account. “DCP-M” refers to executive contributions and matching registrant contributions under the Deferred Compensation Plan, which are deposited into the executive’s Deferred Compensation Plan account.

(2)
The executive’s contributions in each case are included in the 2018 “Salary” column of the Summary Compensation Table.

(3)
The registrant’s contributions in each case are included in the 2018 “All Other Compensation” column of the Summary Compensation Table.

(4)
The balances at the end of 2018 in this column reflect the following aggregate amounts that were previously reported as compensation in the appropriate columns of the Summary Compensation Table for years through and including 2018 to the extent the executive was a named executive officer for the applicable year (amounts previously reported as compensation in the Summary Compensation Table may exceed the corresponding balance at last fiscal year end due to the crediting of earnings and losses under the applicable plan): Mr. DiSantis — $63,701 (DCP-D), $61,445 (DCP-M), and $165,000 (ERP); Mr. Campbell — $66,431 (DCP-D), $62,070 (DCP-M), and $165,835 (ERP); Mr. Weinhold — $217,228 (DCP-D), $230,137 (DCP-M), and $120,690 (ERP); Mr. St. John — $48,135 (DCP-D), $38,294 (DCP-M), and $95,379 (ERP); Mr. Sawyer — $61,249 (DCP-D) and $48,324 (ERP).

Potential Payments upon Termination of Employment or Change in Control
The following section provides information about our named executive officers’ potential benefits upon the termination of their employment or a change in control of Verso under our plans, programs, policies and agreements that were in effect in 2018.
Severance Policy
Verso has adopted and implemented a severance policy for the benefit of our salaried employees, including our executive officers other than Mr. DiSantis, and specific groups of hourly employees whose employment with us is terminated under certain circumstances. The severance policy applies in the event that (1) we terminate the employee’s employment without cause (as defined in the policy), (2) we eliminate the employee’s position and do not offer him or her a similar position, (3) we close the facility where the employee works and do not offer him or her a similar position at another Verso facility, or (4) we sell the facility where the employee works and neither the purchaser (or its affiliate) nor Verso offers him or her a similar position. The principal benefit under the severance policy is a termination allowance payable in cash to the terminated employee which is based, in large measure, on the employee’s job-tier, the employee’s years of applicable service with us and our predecessors, and his or her annual base salary or wages in effect immediately prior to the termination of employment. The amount of the termination allowance equals the sum of  (a) a minimum number of weeks of eligible pay based on the employee’s job tier and (b) for all employees except our executive officers, a number of additional weeks of eligible pay determined according to a formula that takes into account the employee’s years of eligible service, subject in each case to the total amount of the termination allowance not exceeding 13 to 52 weeks of eligible pay, depending on employee’s job tier and years of service. Our executive officers are entitled to receive a termination allowance equal to 52 weeks of eligible pay, regardless of their years of eligible service. The Severance Policy also gives us the discretion to offer other termination benefits, such as subsidized medical and dental insurance coverage for a specified period after the termination of employment and outplacement services appropriate for the employee’s position with us.
Severance Benefits Provided under Agreements with Named Executive Officers
As described above, the employment agreement with Mr. DiSantis provided for him to receive specified benefits in the event of certain terminations of his employment. In addition, we have entered into CNC agreements with each of our executive officers other than Mr. DiSantis which, among other things, provide for them to receive specified benefits in the event of any termination of their employment. Information about the potential and actual severance benefits provided for in these agreements between us and our named executive officers is set forth in the “Agreements with Named Executive Officers” section above.
In connection with Mr. DiSantis’ termination on April 5, 2019, he entered into a Separation Agreement with the Company pursuant to which he will receive the severance benefits provided in his employment agreement, as set forth in the Separation Agreement, and as described on page 57, under “DiSantis Severance Benefits”.
PIP and RSU Award Agreements
In 2016, 2017 and 2018, Verso granted RSUs under the PIP to our executive officers and certain key senior managers as part of their annual compensation and, with respect to Mr. DiSantis, in connection with his commencing employment with us. The PIP, together with the award agreements thereunder, contain provisions addressing the effects on the RSUs of the termination of an executive officer’s employment with us. The PIP provides that its administrator has the authority to establish the effect, if any, of a termination of employment on the rights and benefits of each award made under the PIP and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of award. The form of award agreement under which the RSU awards were granted states that, as a general rule, upon the termination of a grantee’s employment, regardless of the reason (whether with or without cause, voluntarily or involuntarily), any unvested portion of the RSU award that has not become vested on or before the termination of employment date will terminate.

However, the RSU award agreement for Mr. DiSantis’ 2017 and 2018 grants provided for the following vesting acceleration benefits:
•
Upon the consummation of a change of control (as defined in the award agreement), all unvested time-based RSUs fully vest and all performance-based RSUs vest at target level.

•
If Mr. DiSantis’ employment were terminated (1) due to his death or disability or (2) as a result of a termination of employment constituting a qualifying termination, which was defined in his award agreement as a termination of employment either (a) by us without cause (as defined in the award agreement) or (b) by Mr. DiSantis for good reason (as defined in the award agreement); then, subject to the condition that Mr. DiSantis provide us with a general release in a form provided by us, the next tranche of time-based RSUs scheduled to vest following the termination date would have vested, and the performance-based RSUs would have vested at target level.

The award agreements for the 2017 and 2018 RSU awards for each of the named executive officers provide for the following vesting acceleration benefits:
•
If the executive’s employment with us is terminated and the termination is a qualifying termination — which is defined in each award agreement as a termination of employment either (1) by us without cause (as defined in the award agreement) or (2) by the executive for good reason (as defined in the award agreement), in each case, within twelve months following a change of control (as defined in the award agreement) — then (a) all unvested time-based RSUs will vest and, (b) with respect to the performance-vesting RSUs, (i) if Verso is the surviving company following such change of control, then a pro-rata number of RSUs that may be eligible to vest will be determined on such qualified termination based on the number of days the executive was employed by Verso during the performance period, with such number of RSUs to vest at the end of the performance period based on actual performance, or (ii) if Verso is not the surviving company following such change of control, then all performance-based RSUs will vest at target level.

•
If the executive’s employment is terminated due to his death or disability, then the next tranche of time-based RSUs that is scheduled to vest following the termination date will vest and all performance-based RSUs will vest at target level.

•
If the executive’s employment is terminated as a result of a qualified termination, then, subject to the condition that the executive provide us with a general release in a form provided by us, (1) the next tranche of time-based RSUs that is scheduled to vest following the termination date will vest, and (2) with respect to the performance-based RSUs, a pro-rata number of RSUs that may be eligible to vest will be determined on such qualified termination based on the number of days the executive was employed by Verso during the performance period, with such number of RSUs to vest at the end of the performance period based on actual performance.

The award agreements for the 2016 RSU awards for Messrs. Campbell, Weinhold, St. John and Sawyer provide that if the executive’s employment is terminated in a qualifying termination (as described above) or due to the executive’s death or disability, then all unvested RSUs subject to the executive’s award will vest, subject, in the case of a qualifying termination, to the condition that the executive provide us with a general release in a form provided by us.
Vacation Policy
Verso has a vacation policy that, among other things, provides for a payment in lieu of any earned, unused vacation upon the termination of an eligible employee’s employment under certain circumstances. Under the policy, we will provide vacation pay to a terminated employee if the termination of employment is (1) by the employee (referred to as a “voluntary” termination) and the employee has completed at least six months of employment with us and gives us at least two weeks of prior notice of termination, (2) by us (referred to as an “involuntary” termination) and the employee has completed at least six months of employment with us, or (3) due to the employee’s retirement, death or disability. Under such circumstances, a terminated employee (or his or her estate) is entitled to receive a payment equal to the daily equivalent of his or her base salary multiplied by the number of earned, unused vacation days during the calendar year in which the termination date occurred.

Quantification of Potential Termination and Change in Control Benefits
The following table provides the estimated value of the benefits that would be payable to the named executive officers if a termination of their employment in the circumstances described above and/or a change in control of the Company had occurred on the last business day of fiscal 2018. (In the table below, “Involuntary Termination” refers to a termination of the executive’s employment by us without cause or a termination of employment by the executive for good reason.)
Name	Cash Severance ($)(1)	Health and Welfare Benefits ($)(2)	Equity Award Accelerated Vesting ($)(3)	Outplacement Benefits ($)	Noncompete Payment ($)(4)	Total ($)
B. Christopher DiSantis
Involuntary Termination	2,475,000	36,596	6,223,437	50,000	—	8,785,033
Voluntary Termination	—	36,596	—	—	—	36,596
Death/Disability	2,475,000	36,596	6,223,437	—	—	8,735,033
Change in Control/No Termination	—	—	8,297,923	—	—	8,297,923
Change in Control/Involuntary Termination	2,475,000	36,596	8,297,923	50,000	—	10,859,519
Allen J. Campbell
Involuntary Termination	442,170	47,018	774,973	9,500	1,503,705	2,777,366
Voluntary Termination	—	47,018	—	—	1,503,705	1,550,723
Death/Disability		47,018	2,184,179	—	1,402,501	3,633,698
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	442,170	47,018	2,888,794	9,500	1,503,705	4,891,187
Michael A. Weinhold
Involuntary Termination	446,505	50,629	774,973	9,500	1,402,840	2,684,447
Voluntary Termination	—	50,629	—	—	1,402,840	1,453,469
Death/Disability		50,629	2,184,179	—	1,331,835	3,566,643
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	446,505	50,629	2,888,794	9,500	1,402,840	4,798,268
Adam St. John
Involuntary Termination	382,500	47,410	694,355	9,500	1,207,151	2,340,916
Voluntary Termination	—	47,410	—	—	1,207,151	1,254,561
Death/Disability		47,410	1,975,456	—	1,143,159	3,166,025
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	382,500	47,410	2,616,029	9,500	1,207,151	4,262,590

Name	Cash Severance ($)(1)	Health and Welfare Benefits ($)(2)	Equity Award Accelerated Vesting ($)(3)	Outplacement Benefits ($)	Noncompete Payment ($)(4)	Total ($)
Kenneth D. Sawyer
Involuntary Termination	353,500	32,949	690,211	9,500	1,143,476	2,229,636
Voluntary Termination	—	32,949	—	—	1,143,476	1,176,425
Death/Disability	—	32,949	1,971,312	—	1,053,558	3,057,819
Change in Control/No Termination	—	—	—	—	—	—
Change in Control/Involuntary Termination	353,500	32,949	2,611,885	9,500	1,143,476	4,151,310

(1)
For Mr. DiSantis, the amount is equal to the severance and bonus to which he would be entitled pursuant to the terms of his employment agreement. For all other named executive officers, the amount is equal to one year of salary pursuant to the terms of our severance policy.

(2)
This column shows the Company’s estimated costs to provide health and welfare benefits for the executive and his eligible dependents following termination of employment (including, as applicable, the estimated costs to reimburse the executive for taxes imposed with respect to these benefits). This benefit is part of the description of benefits following a termination of employment pursuant to the agreements described above under “Agreements with the Named Executive Officers,” and as such is not also included in the calculation represented in footnote 4 to this table.

(3)
This value is the closing price of our common stock on the NYSE on the last trading day of 2018 multiplied by the number of shares subject to the accelerated portion of the award. With respect to performance-vesting RSUs held by Mr. DiSantis, in the case of an Involuntary Termination, Death/Disability, Change in Control/No Termination and Change in Control/Involuntary Termination, the value of the applicable target number of shares subject to the awards has been included. With respect to performance-vesting RSUs held by each of the other named executive officers, (a) in the case of Death/Disability and Change in Control/Involuntary Termination in connection with a transaction in which the Company did not survive as a public company, the value of the applicable target number of shares subject to the awards has been included, and (b) in all other circumstances referenced in the table, no value for performance-vesting RSUs has been included because the awards would remain subject to the applicable performance-based vesting conditions (as they also would in the case of a Change in Control/Involuntary Termination assuming the Company survives as a public company).

(4)
The amounts in this column reflect all other payments that the executive would have been entitled to receive upon termination of employment as of December 31, 2018 in consideration for his covenant not to compete following a termination of employment pursuant to the CNC agreements described above under “Agreements with the Named Executive Officers,” specifically:

•
any unpaid annual incentive award for any calendar year completed on or before the termination date;

•
payments equal to 180% (for Mr. Campbell) or 175% (for Messrs. Weinhold, St. John and Sawyer) of his base salary, payable in 12 equal monthly installments;

•
reimbursement of the cost of converting his group life insurance coverage to an individual policy and the premiums on the individual policy for up to two years after the termination date, grossed up to cover the cost of income taxes;

•
a contribution to his account under the DC Plan in an amount equal to the projected value of certain lost retirement benefits consisting of our contributions under the Retirement Plan, SSRP, DC Plan, and ERP that we would have made if he had remained actively employed with us for two years after the termination date.

CEO Pay Ratio Disclosure
Pursuant to the Securities Exchange Act of 1934, as amended, we are required to disclose in this Amendment the ratio of the total annual compensation of Mr. DiSantis, our former Chief Executive Officer, to the median of the total annual compensation of all of our employees (excluding Mr. DiSantis). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that Mr. DiSantis’ total compensation for 2018 was $7,587,528, and the median of the total 2018 compensation of all of our employees (excluding Mr. DiSantis) was $97,475. Accordingly, we estimate the ratio of Mr. DiSantis’ total compensation for 2018 to the median of the total 2018 compensation of all of our employees (excluding Mr. DiSantis) to be 78 to 1.
We identified the median employee by taking into account the total 2018 compensation reflected in our tax records for all individuals, excluding Mr. DiSantis, who were employed by us or one of our affiliates on December 1, 2018, the first day of the last month of our fiscal year. We included all employees, whether employed on a full-time, part-time or seasonal basis. We did not make any assumptions, adjustments or estimates with respect to their total 2018 compensation reflected in our tax records, except that we annualized the compensation for any full-time employees who were not employed by us for all of 2018. We believe total compensation reflected in our tax records for all employees is an appropriate measure because we do not distribute annual equity awards to all employees.
Once the median employee was identified as described above, that employee’s total annual compensation for 2018 was determined using the same rules that apply to reporting the compensation of our named executive officers (including Mr. DiSantis) in the “Total” column of the Summary Compensation Table. The total compensation amounts included in the first paragraph of this pay-ratio disclosure were determined based on that methodology.
As discussed in footnotes (2) and (3) to the Summary Compensation Table, Mr. DiSantis’ total compensation for 2018 as reported in the Summary Compensation Table ($7,587,528) included the grant date fair value of certain performance-based RSUs that were approved by the Compensation Committee in 2017 but are considered to have been granted in 2018 because the Compensation Committee did not establish the applicable performance-based vesting criteria for the awards until February 2018. If the grant date fair value of these awards was excluded from Mr. DiSantis’ total compensation for 2018, his total compensation for 2018 would have been $4,569,886 and the estimated ratio of Mr. DiSantis’ total compensation for 2018 to the median of the total 2018 compensation of all of our employees (excluding Mr. DiSantis) would have been 47 to 1.
Director Compensation
Elements of Director Compensation
The compensation arrangements for our non-employee directors are as follows:
•
annual cash payments of  $120,000 to each director for serving on the board of directors, plus, as applicable, $100,000 to the Chairman of the Board, $20,000 to the chairperson of the Audit Committee, $15,000 to the chairperson of the Compensation Committee, $15,000 to the chairperson of the Finance and Planning Committee, $30,000 per month to the chairperson of the Strategic Alternatives Committee (the “SAC”), and $20,000 per month to each member of the SAC other than the chairperson; and

•
an annual award of RSUs granted under the PIP with an aggregate fair market value of  $80,000 on the grant date, rounded to the nearest whole share.

Effective October 1, 2018, the board of directors, with input and advice from Lyons Benenson, approved updated compensation arrangements for our non-employee directors as follows:
•
annual cash payments of  $130,000 to each director for serving on the board of directors (an increase of  $10,000), plus, as applicable, $120,000 to the Chairman of the Board (an increase of $20,000), $25,000 to the chairperson of the Audit Committee (an increase of  $5,000), and $20,000 to the chairperson of the Compensation Committee (an increase of  $5,000), with such cash payments to be paid in advance in fiscal quarterly installments beginning October 1, 2018; and

•
an annual award of RSUs granted under the PIP with an aggregate fair market value of  $100,000 on the grant date (an increase of  $20,000), rounded to the nearest whole share. This annual RSU award vests upon the earliest to occur of the first anniversary of the date of grant, the date immediately preceding the date of the first annual meeting of the Company that occurs following the date of grant, or the date of a change in control of the Company.

In addition, we reimburse each non-employee director for his reasonable, out-of-pocket expenses incurred to attend meetings of the board of directors and its committees.
2018 Director Compensation
The following table shows the compensation that we paid and provided to our non-employee directors for their services in 2018.
Name(1)	Fees Earned or Paid in Cash (Other Than For SAC Service) ($)	Fees Earned or Paid in Cash for SAC Service ($)	Stock Awards ($)(2)	Total (Other Than For SAC Service) ($)	Total ($)
Robert M. Amen(3)	66,369	—	—	66,369	66,369
Alan J. Carr	149,647	176,000	100,011	249,658	425,658
Eugene I. Davis	149,647	264,000	100,011	249,658	513,658
Jerome L. Goldman(3)	105,000	—	—	105,000	105,000
Steven D. Scheiwe	129,321	176,000	100,011	229,332	405,332
Jay Shuster	127,989	—	100,011	228,000	228,000

(1)
On October 16, 2018, we granted to each of Messrs. Carr, Davis, Shuster and Scheiwe an equity incentive award of 3,263 RSUs, which in the aggregate had a fair market value of  $400,044 based on the $30.65 closing sale price per share of our Class A common stock on the NYSE on the grant date.

(2)
The following table provides information about the number of shares subject to unvested RSU awards, and the number of shares subject to vested RSU awards as to which payment of the RSUs is deferred until the non-employee director ceases to be a member of the board of directors or a change in control of Verso occurs, held by our non-employee directors as of December 31, 2018. Our non-employee directors did not hold any other Verso equity awards or Verso stock options as of December 31, 2018.

Name	Stock Awards (Unvested) (#)	Stock Awards (Vested and Deferred) (#)
Alan J. Carr	3,263	20,137
Eugene I. Davis	3,263	20,137
Steven D. Scheiwe	3,263	22,811
Jay Shuster	3,263	20,137
(3)
Messrs. Amen and Goldman ceased to serve on the board of directors on September 24, 2018.

COMPENSATION COMMITTEE REPORT
The following report of our Compensation Committee will not be deemed soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor will any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.
The Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the three non-employee directors named at the end of this report, each of whom the Board has determined is independent as defined by the NYSE listing standards.
The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis section be included in this Proxy Statement to be filed with the SEC.
COMPENSATION COMMITTEE
Jay Shuster (Chair)
Alan J. Carr
Eugene I. Davis

ADDITIONAL INFORMATION
Mailing Address of Principal Executive Office
The mailing address of our principal executive office is Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
2018 Annual Report on Form 10-K
We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our 2018 Annual Report, as filed with the SEC, including the consolidated financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Copies of any exhibit to the 2018 Annual Report will be forwarded upon receipt of a written request to our Secretary at the address above, subject to a charge for copying and mailing.
Delivery of Documents to Stockholders Sharing an Address
No more than one copy of the Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement and the accompanying materials are being sent to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address. Stockholders may request a separate copy of the Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement and the accompanying materials by writing to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342, or by calling Investor Relations at (937) 528-3220. Requests will be responded to promptly. Stockholders sharing an address who desire to receive multiple copies, or who wish to receive only a single copy, of the Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement and the accompanying materials may write to the above address to request a change.
Stockholder Proposals for Inclusion in 2020 Proxy Statement
Stockholders wishing to present proposals for inclusion in our notice of meeting and proxy statement for the 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposals to us no later than                  , 2020. Proposals should be sent to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
If the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the one-year anniversary date of the 2019 Annual Meeting of Stockholders, under Rule 14a-8 under the Exchange Act, shareholder proposals intended to be included in our notice of meeting and proxy statement for the 2020 Annual Meeting of Stockholders must be received by us within a reasonable time before we begin to print and mail our notice of meeting and proxy statement for the 2020 Annual Meeting of Stockholders.
Other Stockholder Proposals for Presentation at 2020 Annual Meeting of Stockholders
Article II, Section 2.14 of Verso’s Bylaws addresses the manner in which Verso’s stockholders may nominate persons for election as directors and make proposals of other business to be considered by our stockholders at an annual meeting of stockholders.
Director nominations and other business proposals may be made by a stockholder only if such stockholder (1) is a stockholder of record at the time of delivery by the stockholder of the notice provided for in Section 2.14(a)(2) to our Secretary, (2) is entitled to vote at the meeting and upon such election or other business, and (3) complies with the notice procedures set forth in Section 2.14(a)(2). This is the exclusive means for a stockholder to make director nominations or submit other business before an annual meeting of stockholders, except for matters that are properly brought under Rule 14a-8 under the Exchange Act and are included in Verso’s notice of meeting and proxy statement.
For any director nomination or other business to be properly brought by a stockholder before an annual meeting of stockholders, the stockholder must have given timely notice thereof, in the proper written form as provided in Section 2.14(c), to our Secretary, and any such proposed business (other than director nominations) must constitute a proper matter for stockholder action under the Delaware General Corporation Law.

To be timely, the stockholder’s notice must be delivered to our Secretary at our principal executive office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting of stockholders. For the 2020 Annual Meeting of Stockholders, to be timely, the stockholder’s notice must be delivered to our Secretary at our principal executive office not earlier than the close of business on September 23, 2020, and not later than the close of business on October 23, 2020. However, if the date of the 2020 Annual Meeting is more than 30 days before, or more than 60 days after, January 21, 2021, the stockholder’s notice must be so delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting date and not later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which public disclosure of the meeting date is first made by us. In addition, if the number of directors to be elected at the 2020 Annual Meeting of Stockholders is increased effective after the time period for which nominations otherwise would be due and there is no public announcement by Verso naming the nominees for the new director positions created by such increase at least 100 days prior to January 21, 2021, the stockholder’s notice will be considered timely, but only with respect to the nominees for any new positions created by such increase, if it is delivered to our Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.
By order of the Board of Directors,
December , 2019	St. John Daugherty Secretary

Appendix A
Additional Information About Participants
Under applicable SEC rules and regulations, members of the board of directors, the nominees of the board of directors, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2019 Annual Meeting of Stockholders. The following sets forth certain information about such persons (the “Participants”).
Directors and Director Nominees
The names and present principal occupation of our director nominees, each a Participant, are set forth in the section entitled “PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL” under the heading “Proposal 1 — Election of Directors — Director Nominees” of this proxy statement. The business address for the Company’s current directors and director nominees is c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
Officers and Employees
Executive officers and employees of the Company who are Participants are Adam St. John, Michael A. Weinhold, Leslie T. Lederer, Allen J. Campbell, and St. John Daugherty. The business address for each is c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Their principal occupations are stated in the section entitled “Executive Officers, Directors and Director Nominees” under the heading “Executive Officers” of this proxy statement. St. John Daugherty is the Vice President, Legal and Corporate Affairs and Secretary of the Company.
Information Regarding Ownership of the Company’s Securities by Participants
The number of the Company’s securities beneficially owned by the Participants as of December 16, 2019 is set forth in the section entitled “Security Ownership of Management and Certain Beneficial Owners” in this proxy statement. Ms. Daugherty’s beneficial ownership of the Company’s securities is disclosed in footnote 5 to Appendix A on page A-4.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
Dr. Robert K. Beckler	N/A	N/A	N/A	N/A	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	N/A	N/A
Alan J. Carr	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Eugene I. Davis	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Randy J. Nebel	12/10/2018	Class A Common Stock	1,022	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Steven D. Scheiwe	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
Jay Shuster	10/16/2018	Class A Common Stock	3,263	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Nancy M. Taylor	12/10/2018	Class A Common Stock	1,022	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Adam St. John	11/11/2019	Class A Common Stock	5,623	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/29/2019	Class A Common Stock	670	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	07/29/2019	Class A Common Stock	2161	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	03/28/2019	Class A Common Stock	11,876	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	03/28/2019	Class A Common Stock	3,2352	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/30/2018	Class A Common Stock	669	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D

1
Indirectly owned through spouse.

2
Indirectly owned through spouse.

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
	07/30/2018	Class A Common Stock	2163	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	3,8824	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	02/22/2018	Class A Common Stock	14,819	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Leslie T. Lederer	04/05/2019	Class A Common Stock	6,772	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Michael A. Weinhold	07/29/2019	Class A Common Stock	899	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	03/28/2019	Class A Common Stock	13,064	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/30/2018	Class A Common Stock	899	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	16,301	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A

3
Indirectly owned through spouse.

4
Indirectly owned through spouse.

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
Allen J. Campbell	07/29/2019	Class A Common Stock	876	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	03/28/2019	Class A Common Stock	13,064	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	03/07/2019	Class A Common Stock	1,000	Open Market or Private Purchase of Non-Derivative or Derivative Security	A
	11/15/2018	Class A Common Stock	200	Open Market or Private Purchase of Non-Derivative or Derivative Security	A
	11/13/2018	Class A Common Stock	1,000	Open Market or Private Purchase of Non-Derivative or Derivative Security	A
	07/30/2018	Class A Common Stock	875	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	16,301	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
St. John Daugherty5	07/29/2019	Class A Common Stock	215	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D

5
As of December 16, 2019, Ms. Daugherty is the beneficial owner of 10,912 shares of Class A Common Stock.

Name	Date	Title of Security	Number of Shares	Transaction Type	Acquisition (A) or Disposition (D)
	03/28/2019	Class A Common Stock	5,344	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
	07/30/2018	Class A Common Stock	246	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exerciseor Vesting of a Security Issued in Accordance with Rule 16b-3	D
	02/22/2018	Class A Common Stock	5,065	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)	A
Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2019 Annual Meeting of Stockholders. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.
Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Appendix B-1
Proposed Amendment to the Amended and Restated Certificate of Incorporation of Verso Corporation (Proposal 2(a))
The text below is the portion of the Amended and Restated Certificate of Incorporation of Verso Corporation, as last amended July 15, 2016, as proposed to be amended by “Proposal 2(a)— Change the Supermajority Vote Requirement for Stockholders to Remove Directors to a Majority Vote Requirement.” Proposed additions are indicated by bold underlining and proposed deletions are indicated by strike-throughs.
ARTICLE V
(D) Removal of Directors.
Except for any director elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof  (the “Preferred Stock Directors”), any director or the entire Board of Directors may be removed from office at any time, either with or without cause, only by the affirmative vote of the holders of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the total voting power of the outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.
Change to Amended and Restated Bylaws of Verso Corporation Adopted by the Board of Directors, Effective Upon Filing of Certificate of Amendment to the Amended and Restated Certificate of Incorporation To Reflect Amendments Set Forth Above (Proposal 2(a))
ARTICLE III DIRECTORS
3.4   Resignations and Removals of Directors. Any director of the Corporation may resign from the Board or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law or the Certificate of Incorporation and except for any Preferred Stock Director, any director or the entire Board may be removed from office at any time, either with or without cause, only by the affirmative vote of the holders of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors, voting together as a single class. Any director serving on a committee of the Board may be removed from such committee at any time by the Board.

Appendix B-2
Proposed Amendment to the Amended and Restated Certificate of Incorporation of Verso Corporation (Proposal 2(b))
The text below is the portion of the Amended and Restated Certificate of Incorporation of Verso Corporation, as last amended July 15, 2016, as proposed to be amended by “Proposal 2(b)— Change the Supermajority Vote Requirement for Stockholders to Amend the Bylaws to a Majority Vote Requirement.” Proposed additions are indicated by bold underlining and proposed deletions are indicated by strike-throughs.
ARTICLE IX
Amendment of Bylaws
In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend or repeal the Corporation’s Bylaws by the affirmative vote of a majority of the entire Board of Directors (assuming no vacancies on the Board of Directors). The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
Change to Amended and Restated Bylaws of Verso Corporation Adopted by the Board of Directors, Effective Upon Filing of Certificate of Amendment to the Amended and Restated Certificate of Incorporation To Reflect Amendments Set Forth Above (Proposal 2(b))
ARTICLE IX AMENDMENTS
9.1 Amendments. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board shall have the power to adopt, amend, alter or repeal these Bylaws by (a) the affirmative vote of a majority of the entire Board (assuming no vacancies)~~, or (b) the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the total voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class~~. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of at least a majority of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Appendix B-3
Proposed Amendment to the Amended and Restated Certificate of Incorporation of Verso Corporation (Proposal 2(c))
The text below is the portion of the Amended and Restated Certificate of Incorporation of Verso Corporation, as last amended July 15, 2016, as proposed to be amended by “Proposal 2(c)— Change the Supermajority Vote Requirement for Stockholders to Amend Certain Provisions of the Certificate to a Majority Vote Requirement.” Proposed additions are indicated by bold underlining and proposed deletions are indicated by strike-throughs.
ARTICLE X
Amendment of Certificate of Incorporation
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation or the DGCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal or to adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with any provision of Article V, Article VI, Article VII, Article VIII, Article IX, this Article X, or Article XI.

Appendix C
VERSO CORPORATION
and
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
RIGHTS AGREEMENT
Dated as of June 17, 2019

C-i

RIGHTS AGREEMENT
Rights Agreement, dated as of June 17, 2019 (“Agreement”), between VERSO CORPORATION, a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent (the “Rights Agent”).
The Board of Directors of the Company has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) outstanding as of the Close of Business (as defined below) on June 27, 2019 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:
(a)
“Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that

(i)
if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person” became the Beneficial Owner of a number of shares of Common Stock such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned that number of shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless such Person shall have failed to divest itself, as soon as practicable (as determined in good faith by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person”;

(ii)
if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 15% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Common Stock representing 1% or more of the shares of Common Stock then outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding;

(iii)
no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees;

(iv)
no Person shall become an “Acquiring Person” solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportion of the shares of Common Stock beneficially owned by such Person to 15% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of any additional shares of Common Stock representing 1% or more of the shares of Common Stock then outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not beneficially own 15% or more of the shares of Common Stock then outstanding; and

(v)
no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock from an individual who, on the later of the date hereof and the first public announcement of this Agreement, is the Beneficial Owner of 15% or more of the Common Stock then outstanding if such shares of Common Stock are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock beneficially owned by any other Person (unless such other Person is also deemed to beneficially own for purposes of this Agreement such shares of Common Stock not outstanding).
(vi)
no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock tendered to such Person in a Qualifying Transaction.

(b)
“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined).

(c)
A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:

(i)
which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act, in each case, regardless of whether any derivative securities or other rights to acquire securities are exercisable immediately or only after the passage of any amount of time or upon the satisfaction of conditions, whether such condition is in the control of such Person or otherwise;

(ii)
which such Person or any of such Person’s Affiliates or Associates has: (A) the right to acquire, directly or indirectly (in each case, regardless of whether such right is exercisable immediately or only after the passage of any amount of time or upon the satisfaction of conditions, whether such condition is in the control of such Person or otherwise), pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such first Person or any of such first Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof  (“Original Rights”) or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to Original Rights, or (z) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board of Directors of the Company and the requisite stockholders of the Company, if required, prior to such Person’s becoming an Acquiring Person; or (B) the right to vote, or to direct the voting thereof, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or
(iii)
which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) and with respect to which such first Person or any of such first Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) with respect to the acquisition or disposition of any of the Common Stock or any of the Company’s assets (excluding agreements, arrangements or understandings entered into for the purchase and sale of the Company’s products or the replacement of the Company’s equipment, inventory or supplies in the ordinary course of business).

provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section l(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
(d)
“Book Entry” shall mean an uncertificated book entry for the Common Stock.

(e)
“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

(f)
“Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 15, 2016, as the same may be amended and restated from time to time.

(g)
“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h)
“Common Stock” when used with reference to the Company or without reference shall mean, collectively, the Class A Common Stock, presently par value $0.01 per share of the Company, and the Class B Common Stock, presently par value $0.01 per share of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary (as such term is hereinafter defined) of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(i)
“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(j)
“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k)
“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(l)
“Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(m)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

(n)
“Exchange Ratio” shall have the meaning set forth in Section 24 hereof.

(o)
“Exempt Person” shall mean the Company or any Subsidiary of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

(p)
“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q)
“Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(r)
“Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(s)
“NASDAQ” shall mean The NASDAQ Stock Market LLC.

(t)
“New York Stock Exchange” shall mean the New York Stock Exchange, Inc.

(u)
“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) to such entity.

(v)
“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A.

(w)
“Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(x)
“Principal Party Price Determination Date” shall have the meaning set forth in Section 13(a).

(y)
“Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(z)
“Purported Acquiring Person” shall have the meaning set forth in Section 27.

(aa)
“Qualifying Transaction” means a tender offer that (a) is a fully financed, all-cash tender offer or an exchange offer offering shares of the offeror traded on a national securities exchange (or a combination thereof); (b) for any and all of the outstanding shares of Common Stock, not subject to any pro ration with respect to such shares tendered; and (c) is made at the same per-share consideration for all such shares of Common Stock.

(bb)
“Record Date” shall have the meaning set forth in the recitals hereto.

(cc)
“Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(dd)
“Redemption Price” shall have the meaning set forth in Section 23 hereof.

(ee)
“Right” shall have the meaning set forth in the recitals hereto.

(ff)
“Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(gg)
“Securities Act” shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

(hh)
“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ii)
“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj)
“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(kk)
“Strategic Transaction” shall mean a strategic transaction of, by or involving the Company, as determined by the Company’s Board of Directors, including a merger, joint venture, partnership, business combination, recapitalization, sale, distribution, transfer or other disposition or acquisition of assets or equity interests of the Company.

(ll)
“Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

(mm)
“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn)
“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(oo)
“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(pp)
“Trust” shall have the meaning set forth in Section 24(a) hereof.

(qq)
“Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents) upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.
Section 3. Issue of Right Certificates.
(a)
Until the Close of Business on the earlier of  (i) the fifth Business Day after the Stock Acquisition Date (or, in the event the Board of Directors of the Company determines on or before such date to effect an exchange in accordance with Section 24 and determines in good faith that a later date is advisable, such later date) or (ii) the fifth Business Day (or such later date as may be determined in good faith by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of any Person (other than an Exempt Person) to commence, a tender or exchange offer, other a Qualifying Transaction, the consummation of which would result in any Person (other than an Exempt Person) having beneficial ownership or becoming the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the “Distribution Date”, provided, however, that the Distribution Date shall in no event be prior to the Record Date), (x) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) hereof) by the certificates representing the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) registered in the names of the holders thereof  (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the

Rights Agent will, if requested, and provided with all necessary information and documents, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for the Common Stock (and if the Rights Agent is not the transfer agent or registrar for the Common Stock, the Company shall as promptly as practicable provide such information to the Rights Agent in a form reasonably satisfactory to the Rights Agent), a Right Certificate, in substantially the form of Exhibit B attached hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall as promptly as practicable notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred; provided, however, that for the avoidance of doubt the failure of the Company to timely deliver such notice shall not alter, amend or modify the rights, privileges and obligations of the holders of the Rights.
(b)
On the Record Date, or as soon as practicable thereafter, the Company will make available or otherwise send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C attached hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for Common Stock. With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof  (or such Book Entry shares) together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate representing Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

(c)
Rights shall, without any further action, be issued in respect of all shares of Common Stock issued or disposed of by the Company after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date shall have impressed on, printed on, written on or otherwise affixed to them a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights (the “Rights”) as set forth in a Rights Agreement between Verso Corporation (the “Company”) and Computershare Trust Company, N.A. (and any successor rights agent), as Rights Agent, dated as of June 17, 2019, and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will deliver to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, each Right Certificate shall entitle the holder thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.
(a)
The Right Certificates shall be executed on behalf of the Company by the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer, the Secretary or any other duly authorized officer of the Company, either manually or by electronic signature and shall be attested by the Secretary of the Company, either manually or by electronic signature. The Right Certificates shall be manually or electronically countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b)
Following the Distribution Date and receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights.
(a)
Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any such transfer. Thereupon the Rights Agent shall, subject to the terms of this Agreement, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until it is reasonably satisfied that all such taxes and/or charges have been paid.
(b)
Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company or the Rights Agent may require the owner of any lost, stolen or destroyed Right Certificate, or his or her legal representative, to give the Company and Rights Agent a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

(c)
Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates, to the extent permitted by applicable law.

Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.
(a)
Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of  (i) the Close of Business on June 17, 2020 (the “Final

Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof  (the “Redemption Date”), (iii) the Board of Directors of the Company determination not to pursue any Strategic Transaction, (iv) the approval of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Sections 1(c)(ii)(A)(z) and 13(f) or other strategic transaction (as determined by the Board of Directors of the Company) by the requisite stockholders, or (v) the time at which such Rights are exchanged as provided in Section 24 hereof. Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.
(b)
The purchase price shall be initially $75.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”). The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)
Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have deposited the Preferred Stock issuable upon exercise of the Rights hereunder into a depository, and provides notice of such election to the Rights Agent, requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d)
Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)
Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company or Rights Agent shall reasonably request and (iii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner required by this Agreement.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Availability of Shares of Preferred Stock.
(a)
The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b)
So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)
From and after such time as the Rights become exercisable, the Company shall use its commercially reasonable best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 120 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

(d)
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (or other securities of the Company) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities of the Company) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or other securities of the Company) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or other securities of the Company) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities of the Company) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)	(i)	In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right.
(ii)
Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the “Flip-In Event”), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the earlier to occur of  (x) the Distribution Date related to such Flip-In Event and (y) the Flip-In Event, multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) determined as of the earlier to occur of  (x) the Distribution Date related to such Flip-In Event and (y) the Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof for event and circumstances occurring from and after the earlier to occur of  (x) the Distribution Date related to the Flip-In Event and (y) the Flip-In Event. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee (including all subsequent transferees) of any Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee

(including all subsequent transferees) of any Acquiring Person (or of any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (II) a transfer which the Board of Directors of the Company has determined in good faith is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees, either direct transferees or transferees through one or more intermediate transferees, of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person, its Affiliates or Associates or its or their transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent for transfer to any Person whose Rights would be null or that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company shall give the Rights Agent written notice of the identity of any such Person, Associate or Affiliate and the nominee of any of the foregoing promptly after it becomes aware of such identity, and the Rights Agent may rely conclusively on such notice in carrying out its duties under this Agreement. Until such written notice is received by the Rights Agent, the Rights Agent may assume conclusively for all purposes that no such Acquiring Person exists; provided, however, that for the avoidance of doubt the failure of the Company to timely deliver such notice shall not alter, amend or modify the rights, privileges and obligations of the holders of the Rights, including any Person that becomes an Acquiring Person or any of its Affiliates and Associates. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).
(iii)
The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors of the Company shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the “Spread”) of  (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock are determined in good faith by the Board of Directors of the Company to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined in good faith by the Board of Directors of the Company; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors of the Company so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines in good faith that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current per share market price of the Common Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).
(b)
In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)
In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)	(i)	Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the volume-weighted average price per share of such Security for the 10 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such Security, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 10 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The volume-weighted average price shall be calculated using the volumes and prices for all trades that occur during the times that markets are ordinarily open for business as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates or, if the Security is not listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed on a national securities exchange, the prices and volumes for all trades that occur in the over-the-counter market during the times that such markets are ordinarily open for business as reported by any system then in use, or, if not so quoted, the volumes and prices for all trades that occur during the times that markets are ordinarily open for business as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)
For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e)
No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of  (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)
If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)
All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)
Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

(i)
The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and delivered by the Company, and countersigned by the Rights Agent, in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)
Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

(k)
Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(l)
In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)
Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)
Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
(o)
The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall as promptly as practicable (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof  (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a)
In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the earlier of (i) the date of the announcement or other disclosure of such consolidation, merger, sale or transfer, (ii) the date of the announcement or other disclosure of the entry into a material definitive agreement in respect of such consolidation, merger, sale or transfer or (iii) the date of the consummation of such consolidation merger, sale or transfer (the “Principal Party Price Determination Date”); provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the Principal Party Price Determination Date; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
(b)
“Principal Party” shall mean:

(i)
in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii)
in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)
The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13 (and any such purported transaction shall be deemed void ab initio and ultra vires on the part of the Company without such agreement), the Principal Party will:

(i)
prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;
(ii)
use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, or another national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;

(iii)
deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv)
obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d)
In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of  (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof  (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e)
The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if  (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(f)
Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the holders of at least 80% of the outstanding Common Stock not Beneficially Owned by an Acquiring Person (or of any of its Affiliates or Associates) and by the Board of Directors of the Company prior to any Person becoming an Acquiring Person, this Agreement, except for those provisions herein which expressly survive the termination of this Agreement, and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

Section 14. Fractional Rights and Fractional Shares.
(a)
The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates or, if the Rights are not listed or admitted to trading on the national securities exchanges maintained by the New York Stock Exchange, NASDAQ or their respective affiliates, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)
The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

(c)
The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock for which a Right is exercisable shall be deemed to be the closing price of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise.

(d)
Whenever a payment for fractional Rights or fractional shares or other securities is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares or other securities under any Section of this Agreement relating to the payment of fractional Rights or fractional shares or other securities unless and until the Rights Agent shall have received such a certificate and sufficient monies.
(e)
The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.
Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)
prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b)
after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

(c)
the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

(d)
Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use all reasonable efforts to oppose any action for any such injunction order, judgment, decree or ruling and to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
(a)
The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, claim or expense (including reasonable fees and expenses arising therefrom, directly or indirectly, or enforcing its right hereunder), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly or enforcing its rights hereunder. The provisions of this Section 18 and of Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The Rights Agent shall not be deemed to have any knowledge of any event which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

(b)
The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate representing the Preferred Stock, the Common Stock or any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.
(a)
Any entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)
The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability as to any action taken, suffered or omitted to be taken by it in good faith and in accordance with such advice or opinion.

(b)
Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)
The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). In no case, however, will the Rights Agent be liable for special, indirect, punitive, incidental or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such losses or damages. Notwithstanding anything to the contrary herein, absent fraud, any liability of the Rights Agent under this Agreement will be limited to the amount of fees (but not including reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d)
The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)
The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof  (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment, upon which the Rights Agent may conclusively rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)
The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying in good faith upon the most recent instructions received by it from any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

(g)
The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other legal entity.

(h)
The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction).

(i)
If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(j)
No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this

Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation or other entity organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, having an office in the State of Delaware or the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, on a consolidated basis, of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23. Redemption.
(a)
The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of  $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof  (the redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine.

(b)
Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights (or such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.
Section 24. Exchange.
(a)
The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock, after the date hereof  (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of 50% or more of the shares of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”), including without limitation any terms to permit the Trust to exercise all of the rights that a stockholder of record would possess with respect to any shares deposited in Trust. If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement, including without limitation any terms or procedures as are necessary or advisable to verify whether or not a person is an Acquiring Person, or an Affiliate, Associate or transferee thereof, as of any time periods established by the Board of Directors of the Company or the Trust.

(b)
Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)
The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof  (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

(d)
The Company shall not be required to issue fractions of a share of Common Stock. In lieu of such fractions, the Company shall pay to the registered holders of Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole share of Common Stock, as determined in good faith by the Company.

Section 25. Notice of Certain Events.
(a)
In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)
In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof, and all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Verso Corporation
8540 Gander Creek Drive
Miamisburg, Ohio 45342
Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: General Counsel
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments. Except as provided in the last sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement (including any provision of the Preferred Stock and any change in the authorized number thereof) in any respect without the approval of any holders of the Rights, including to make the provisions set forth herein (including the exercisability of Rights) inapplicable with respect to a particular transaction by which a person might otherwise become an Acquiring Person (a “Purported Acquiring Person”) or otherwise alter, amend, modify or supplement the terms set forth herein as would otherwise have applied with respect to such transaction and such Purported Acquiring Person. At any time when the Rights are no longer redeemable, except as provided in the last sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of Rights (and Preferred Stock) as contemplated hereby and to ensure that an Acquiring Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof or this Section 27 in a manner adverse to the Rights Agent shall become effective as between the holders of the Rights and the Company immediately upon execution by the Company, whether or not also executed by the Rights Agent (but shall not be binding upon the Rights Agent until it is executed by it); provided further, however, that to the extent a supplement or amendment adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement, such supplement or amendment shall not be effective against the Rights Agent without its express written consent.
Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 30. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and shall not subject the Board of Directors of the Company to any liability to the holders of the Rights. Absent actual knowledge to the contrary, the Rights Agent shall be entitled to assume the Board of Directors of the Company acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
Section 36. Exclusive Forum. To the fullest extent permitted by law, unless the Board of Directors of the Company determines otherwise, any claim relating to or brought pursuant to this Agreement by any Person (including any record or Beneficial Owner of Common Stock or Preferred Stock, any registered or beneficial holder of a Right or any Acquiring Person) other than the Rights Agent shall be brought solely and exclusively in the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.
VERSO CORPORATION
By:	/s/ Leslie Lederer Name: Leslie Lederer Title: CEO
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:	/s/ Megan Roe Name: Megan M. Roe Title: VP & Manager, Relationship Management

Exhibit A
FORM OF
CERTIFICATE OF DESIGNATION
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
VERSO CORPORATION
Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
VERSO CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the said Corporation (the “Certificate of Incorporation”), the said Board of Directors on June 16, 2019, adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series A Junior Participating Preferred Stock
1.
Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 100,000. Notwithstanding anything herein to the contrary, such number of shares may be increased or decreased by resolution of the Board of Directors of the Company (and without a vote of stockholders); provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.
Dividends and Distributions.

(A)
Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors of the Company out of funds legally available for the purpose, dividends payable in cash. In the event the Board of Directors of the Company declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Class A Common Stock, par value $0.01 per share, of the Corporation (the “Class A Common Stock”) or Class B Common Stock, par value $0.01 per share, of the Corporation (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), the Board of Directors of the Company shall declare a dividend or distribution, as applicable, in respect of the Series A Junior Participating Preferred Stock in an amount equal to the sum of  (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per

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share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in shares of Class Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), in each case declared on the Common Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after June 17, 2019 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)
The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), and may not make any payments in respect of a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) prior to satisfying in full the corresponding dividend or distribution to the Series A Junior Participation Preferred Stock.

(C)
Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors of the Company may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof; provided that a dividend or distribution declared in respect of the Series A Junior Participation Preferred Stock as a result of a dividend or distribution declared in respect of the Common Stock shall have the same record date as the record date for the applicable dividend or distribution in respect of the Common Stock.

3.
Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)
Each outstanding share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation. Except as otherwise provided in the Amended and Restated Certificate of Incorporation (including any other series of preferred stock), the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(B)
Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.
Certain Restrictions.

(A)
Whenever dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)
declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the

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exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of  (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;
(ii)
declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)
purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors of the Company) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors of the Company, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.

(B)
The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.
Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as shares of Series A Junior Participating Preferred Stock or as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors of the Company, subject to any conditions and restrictions on issuance set forth herein.

6.
Liquidation, Dissolution or Winding Up.

(A)
Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of  (i) $75,000 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B)
In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

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(C)
Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.
Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.
Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption prior to the termination or expiration of that certain Rights Agreement, dated as of June 17, 2019, by and between the Corporation and Computershare Trust Company, N.A., as rights agent (as may be amended or supplemented from time to time in accordance with its terms, the “Rights Agreement”). Following the termination or expiration of the Rights Agreement, unless a Flip-In Event (as defined in the Rights Agreement) shall have occurred, each share (or fraction thereof) of Series A Junior Participating Preferred Stock outstanding shall be redeemable from time to time, and at any time, by the Corporation upon written notice to the holder(s) of record thereof at a per share redemption price equal to its Liquidation Preference at the time of such notice. Subject to the foregoing restrictions, the redemption of the Series A Junior Participation Preferred Stock may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish.

9.
Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.
Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.
Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which are integral multiples of one one-thousandth of a share (which may, at the election of the Company, be evidenced by depository receipts) that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

C-A-4

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 17th day of June, 2019.
VERSO CORPORATION
By:	Name: Title:
C-A-5

Exhibit B
Form of Right Certificate
Certificate No. R-
NOT EXERCISABLE AFTER JUNE 17, 2020, OR EARLIER IF REDEMPTION, EXCHANGE OR CERTAIN OTHER EVENTS SET FORTH IN THE RIGHTS AGREEMENT OCCUR. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.0001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
RIGHT CERTIFICATE

VERSO CORPORATION
This certifies that                   or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 17, 2019, as the same may be amended from time to time (the “Rights Agreement”), between Verso Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on June 17, 2020, at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at a purchase price of  $75.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of            , 20[      ], based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of  $.0001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.01 per share, or shares of Preferred Stock.
C-B-1

No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
C-B-2

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company. Dated as of June   , 2019.
VERSO CORPORATION
By:	[Title]
ATTEST:
[Title]
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By [Title]
C-B-3

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED                                               hereby sells, assigns and transfers unto

(Please print name and address of transferee)
                Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                               Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.
Dated:
Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Rights Agreement).
Signature
C-B-4

Form of Reverse Side of Right Certificate — continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)
To Verso Corporation:
The undersigned hereby irrevocably elects to exercise                 Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:
(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address)

Dated:
Signature
(Signature must conform to holder specified on Right Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
C-B-5

Form of Reverse Side of Right Certificate — continued

(To be completed)
The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Rights Agreement).
Signature

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.
C-B-6

Exhibit C
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
VERSO CORPORATION
On June 16, 2019, the Board of Directors of Verso Corporation (the “Company”) authorized a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) and Class B Common Stock, par value $0.01 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). The dividend is payable on June 27, 2019 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of  $75.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 17, 2019, as the same may be amended from time to time (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
Until the earlier to occur of  (i) 5 business days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock (or, in the event the Board of Directors of the Company determines on or before such date to effect an exchange of the Rights in accordance with provisions of Section 24 of the Rights Agreement and determines in good faith that a later date is advisable, such later date) or (ii) 5 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Summary of Rights.
The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on June 17, 2020 (the “Final Expiration Date”), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or upon the occurrence of certain transactions.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred
C-C-1

Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable prior to the expiration or termination of the Rights Agreement, at which time the Preferred Stock shall become optionally redeemable by the Company for an amount equal to its liquidation preference. Each share of Preferred Stock will be entitled to participate ratably with the Common Stock in any dividends or distributions (other than dividends or distributions solely in the form of Common Stock), when, as and if declared, with each share of Preferred Stock participating in an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of  (a) $75,000 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.
In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.
At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.
At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of  $.0001 per Right (the “Redemption
C-C-2

Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated June   , 2019. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.
C-C-3

PRELIMINARY COPY — SUBJECT TO COMPLETIONYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by MailVerso CorporationAs a stockholder of Verso Corporation, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. To ensure your vote is cast, votes submitted telephonically or electronically over the Internet should be received by 11:59 p.m., Eastern Time, on January 20, 2020.Vote by Internet Access the Website and submit your proxy: www.proxyvoting.com/VRSVote by Telephone Call Toll-Free using a touch-tone telephone:1-877-587-0766Vote by MailSign and return your proxy in the postage-paid envelope provided.Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders:The Notice and Proxy Statement and Annual Report are Available at: www.stockholderdocs.com/VRS FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED WHITE PROXY CARDVerso CorporationANNUAL MEETING OF STOCKHOLDERS January 21, 2020 at 10:00 A.M. Eastern Time This proxy is solicited by the Board of DirectorsThe undersigned hereby acknowledges receipt of the Notice of the 2019 Annual Meeting of Stockhoders and Proxy Statement, hereby appoint(s) Adam St. John, Allen J. Campbell, and St. John Daugherty, and each of them, acting individually or in the absence of others, as proxies, each with the full power of substitution and re-substitution, and hereby authorize(s) them to represent and to vote, in accordance with the instructions on this proxy card, all of the shares of Class A common stock and Class B common of Verso Corporation that the undersigned is/are entitled to vote at the 2019 Annual Meeting of Stockholders to be held at 10:00 a.m. eastern time on January 21, 2020 at the JW Marriott Essex House located at 160 Central Park South, New York, NY 10019 and any all postponements or adjournments thereof. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the 2019 Annual Meeting of Stockholders, including any previously given by telephone or Internet.This WHITE proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, each of the proxies (or their respective substitutes) will have authority to vote “FOR” each nominee listed in Proposal 1 and “FOR” Proposals 2(a)-(c), 3, 4, 5, “ABSTAIN” on Proposal 6 and “AGAINST” Proposal 7 in accordance with the Board of Directors’ recommendations, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof  (including substitute nominees if a director nominee identified herein is unable to stand for election), to the extent authorized under Rule 14a-4(c) under the Exchange Act.(Continued, and to be marked, dated and signed, on the other side)

PRELIMINARY COPY — SUBJECT TO COMPLETIONVERSO CORPORATIONIf you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below:1407 Broadway, 27th FloorNew York, New York 10018Call Collect: (212) 929-5500 orToll-Free (800) 322-2885Email: proxy@mackenziepartners.comTHIS WHITE PROXY CARD SHOULD BE SIGNED AND DATEDVerso CorporationPlease mark your votes like thisThe Board of Directors recommends you vote FOR each of the Nominees in the following Proposal 11. Company Proposal: Election of Directors.Nominees: For Withhold1a. Alan J. Carr 1b. Eugene I. Davis 1c. Randy J. Nebel 1d. Steven D. Scheiwe 1e. Jay Shuster 1f. Adam St. John 1g. Nancy M. Taylor The Board of Directors recommends you vote FOR Proposals 2(a)-(c)4. Company Proposal: to ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the years ending December 31, 2019 and December 31,2020;5. Company Proposal: to approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached to this Proxy Statement as Appendix C;S ForForAgainstAgainstAbstain Abstain 2. Company Proposal: to approve three amendments to Verso’sThe Board of Directors does not submit a recommendation regarding Proposal 6Amended and Restated Certificate of Incorporation to2a. change the supermajority vote requirement for stockholders toFor Against Abstain 6. Company Proposal: to vote, on an advisory basis, on a majority vote requirement for elections of directors; andFor Against Abstain remove directors to a majority vote requirement,The Board of Directors recommends you vote AGAINST Proposal 72b. change the supermajority vote requirement for stockholders to amend Verso’s Amended and Restated Bylaws to a majorityvote requirement and2c. change the supermajority vote requirement for stockholders toFor For Against Against Abstain Abstain 7. Stockholder Proposal: if properly presented at the meeting by Lapetus Capital II LLC and certain of its affiliates, to vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26,2019.For Against Abstain amend certain provisions of Verso’s Amended and Restated Certificate of Incorporation to a majority vote requirement;The Board of Directors recommends you vote FOR Proposals 3 – 5Signature Signature, if held jointly (Title) Date , 20203. Company Proposal: to approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;For Against Abstain Note: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.